Exhibit 4.19

DATED	2026

SALE AND PURCHASE AGREEMENT relating to the issued share capital of Reward Loyalty UK Limited

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Index

Clause No. Page No.

1.	Definitions and interpretation	1
2.	Sale and purchase	19
3.	Purchase Price	20
4.	Completion Accounts adjustment	23
5.	Completion	26
6.	Post-Completion	27
7.	Warranties and Indemnities	28
8.	Limitations	32
9.	Retention	37
10.	Non-competition	38
11.	Guarantee	41
12.	Confidentiality and announcements	42
13.	Notices and other communications	43
14.	Assignment	44
15.	General provisions	44
16.	Process Agent	48
17.	Governing law and dispute resolution	48

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Warranties	151
schedule 6	188
Covenantors - non-competition	188
schedule 7	189
Tax	189

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Documents in agreed form

Document	Reference
Disclosure letter	Clause 1.1
Director letters of resignation	paragraph 2.1(f) of schedule 4
Power of attorney for Sale Shares	paragraph 2.1 of schedule 4
deed of termination of the Shareholders Agreement	paragraph 1.1(b) of schedule 4
deed of termination of the Call Option Deed	paragraph 1.1(c) of schedule 4
HSBC Pay-Off Letter and Release	paragraph 1.1(d) of schedule 4
IP assignment deeds	Clause 6.5
IP assignment deed between [* * *] and the Company	1.1(e) of schedule 4
a letter confirming that upon Completion [* * *] has ceased to be a registrable person	2.1(g) of schedule 4

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THIS AGREEMENT is made on 2026

BETWEEN

(1) THE PERSONS whose particulars are set out in schedule 1 (the "Sellers");

(2) Rezolve AI PLC incorporated and registered in England and Wales with company number 14573691, whose registered office is at 21 Sackville Street, London, England, W1S 3DN (the "Buyer"); and

(3) Peter West, of [* * *], United Kingdom (referred to as "Peter West" or the “RCC Guarantor”).

INTRODUCTION

(A) Reward Loyalty UK Limited (the "Company") is a private company limited by shares incorporated and registered in England and Wales, further details of which are set out in schedule 2.

(B) The Company has an issued share capital of £1,870,723.53 divided into 1,564,179 ordinary shares of £1.00 each, 287,968 A ordinary shares of £1.00 each, 276,700 B ordinary shares of £0.01 each, 200,800 C ordinary shares of £0.01 each and 1,380,153 D ordinary shares of £0.01 each (together the "Sale Shares").

(C) The Buyer has agreed to acquire the Sale Shares from the Sellers, subject to the terms and conditions set out in this agreement.

(D) The Sellers have agreed to sell (in the numbers set opposite their names in schedule 1) all of the Sale Shares which they hold in the Company, which together constitute the entire issued share capital of the Company, subject to the terms and conditions of this agreement.

(E) The RCC Guarantor is a party to this agreement for the purposes of clauses 3.6 to 3.8 (inclusive) and for providing the guarantee to the Buyer on the terms and conditions set out in clause 11.

AGREED TERMS

1. Definitions and interpretation

1.1 Definitions

In this agreement:

"Accounting Requirements" means the accounting requirements of the Companies Act and in relation to the Consolidated Accounts, includes all applicable IFRS;

"Accounts" means the audited and consolidated financial statements of the Group Companies for the Financial Year ended on the Accounts Date including the strategic report, the directors' report, the statement of directors' responsibilities, the auditor's report, the statement of profit and loss and other comprehensive income, the statement of financial position as at the Accounts Date, the statement of cash flows and the statements of changes in equity for the Financial Year ended on the Accounts Date and the notes to them;

"Accounts Date" means 30 April 2024;

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"Advisers" in relation to a person means legal, financial or other advisers advising that person in connection with this agreement or transactions contemplated by it, including (unless the context requires otherwise) partners or members in or directors of (as the case may be) such advisers and employees of such advisers;

"Affiliate" means, at any relevant time, in relation to any undertaking, a group undertaking of that undertaking;

“Agreed Estimated Claim Amount” has the meaning given to it in clause 9.3(a);

"Agreed Proportions" means, in relation to each Seller, the percentage set out opposite such Seller's name in column 4 in the table in part 2 of schedule 1;

"Agreed Warranty Retention Proportion" means, in relation to each Participating Seller, the percentage set out in column 5 in the table in part 2 of schedule 1 against that Seller's name;

"Anti-corruption Laws" means all Applicable Laws relating to anti-bribery and/or anti-corruption, and/or enacted to implement the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions (including the U.S. Foreign Corrupt Practices Act of 1977, as amended from time to time, and the UK Bribery Act 2010);

"Applicable Law" means any:

(a) law (including common law, bye-law or other binding law), statute, subordinate legislation, regulation, code, ordinance, rule, judgment, order, decree, directive, decision or injunction;

(b) determination, requirement or recommendation; or

(c) interpretation or administration of any of the foregoing,

in each case of or by any Competent Authority;

"Approval" means an approval, permit, authority, consent or licence;

“Argus” means Argus Information and Advisory Services UK Ltd (company number 06445823), a company incorporated in the United Kingdom, with a registered address at [* * *];

"Associate" means any Selling Partnership's Associate and in relation to any other person (A):

(a) an associate of A and the question of whether a person is an associate of A shall be determined in accordance with section 435 of the Insolvency Act 1986; and (whether or not an associate as so defined);

(b) any Affiliate of A,

provided in any case that no Group Company shall be treated as an Associate of any Seller and no Seller shall be treated as an Associate of any other Seller;

"Associated Person" means, in relation to a Group Company, a person (including an Employee, Subsidiary or agent) who performs or has performed services for or on behalf of that Group Company;

“Barrister” has the meaning given to it in clause 9.3(c);

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"Business" means the business of providing reward loyalty schemes and customer engagement platforms or schemes but limited to products or services of a type marketed, sold, produced or developed by any Group Company during the 24 month period ending on the Completion Date;

"Business Day" means a day other than a Saturday, Sunday or public holiday in the United Kingdom;

“Buyer Estimated Claim Amount” has the meaning given to it in clause 9.3(a);

"Buyer Warranties" means each of the warranties contained at part 12 of schedule 5, and "Buyer Warranty" means each one of them individually;

"Buyer's Lawyers" means Taylor Wessing LLP of 5 New Street Square, London EC4A 3TW;

"Buyer's Press Release" has the meaning given to it in clause 12.3;

"Call Option Deed" means the call option deed entered into between, inter alia, Experian Finance Limited, the Company and the shareholders in the Company on 2 April 2024;

“CFA 2017” means the Criminal Finances Act 2017;

"Claim" includes a claim, action, proceeding or demand;

"Companies Act" means the Companies Act 2006;

"Company" has the meaning given in paragraph (A) of the introduction;

"Competent Authority" means any national, state or local governmental authority, any governmental, quasi-governmental, judicial, legislative, regulatory, public or administrative agency, authority or body, any court of competent jurisdiction, any investment exchange (including NASDAQ), the Securities and Exchange Commission SEC, any body regulating takeovers and mergers, and any local, national, international, federal, European Union or other supranational agency, inspectorate, minister, ministry, official or public or statutory person (whether autonomous or not) acting within their powers and having jurisdiction over this agreement or over any of the parties, Group Companies, Employees, Directors or Consultants or the Pension Plan;

"Competition Authority" means any Competent Authority having jurisdiction in competition, anti-trust, merger control, regulatory, monopoly, fair trading, or similar matters;

"Completion" means completion of the sale and purchase of the Sale Shares in accordance with this agreement;

"Completion Accounts" means the statements of the Completion Indebtedness and Completion Working Capital of the Group Companies prepared in accordance with the requirements set out in part 1 of schedule 3 presented in the form of the pro forma statements of Completion Net Indebtedness set out in part 2 of schedule 3 and of Completion Working Capital set out in part 3 of schedule 3 and including a statement of the Completion Accounts Adjustment Amount;

"Completion Accounts Adjustment Amount" (which may be a negative number) means the sum of A and B, for which purpose:

A (which may be a negative number) equals the Completion Working Capital Adjustment minus US$6,406,767.30; and

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B (which may be a negative number) equals the Completion Net Indebtedness (expressed as a negative number) plus US$11,019,447.12;

“Completion Accounts Adjustment Retention” means US$3 million to be retained from the Purchase Price on Completion in accordance with clause 3.2;

"Completion Accounts Cash" means cash in hand, cash credited to any account with a financial institution and any interest on it, securities with a maturity of three months or less which are readily convertible into cash (including interest receivable and net of any deductions that would arise were such securities to be converted into cash at the Effective Time), cash in transit, and the sums receivable under cheques, other bills of exchange or methods of payment received by any Group Company (not being post dated but being settled on first presentation) and not cleared, but shall exclude any Excluded Cash;

"Completion Date" means the date of this agreement;

"Completion Net Indebtedness" means the aggregate amount of Indebtedness less Completion Accounts Cash of the Group Companies as at the Effective Time (provided that the Indebtedness in respect of the HSBC Loan and the Shareholder Loans shall be shall be determined as at the Completion Date) calculated in accordance with part 1 of schedule 3 and on the basis of the line items in part 2 of schedule 3 and converted into USD at a rate of £1:US$1.36;

"Completion Working Capital" means the aggregate working capital of the Group Companies as at the Effective Time, excluding the Provisions for Liabilities & Charges, Completion Accounts Cash and Indebtedness and calculated in accordance with part 1 of schedule 3 and on the basis of the line items in part 3 of schedule 3 and converted into USD at a rate of £1:US$1.36;

"Completion Working Capital Adjustment" means an amount equal to the Completion Working Capital (expressed as a negative number) plus US$55,534,446.05;

"Computer Contracts" means all agreements, contracts, permissions, undertakings, arrangements and understandings (whether written or oral) under which any third party (including any of the Sellers or any of their Affiliates (other than any Group Company) and any source code deposit agent) provides any element of, or services relating to, the Computer Systems, including leasing, hire purchase, licensing, hosting, support, maintenance, disaster recovery and other services;

"Computer Systems" means all computer hardware (including virtual hardware), software (including source code and object code), firmware, databases, data sets, websites, mobile applications, cloud-based computing services (including software-as-a-service, platform-as-a-service and infrastructure-as-a-service), network and communications equipment and services, computer peripherals and/or accessories, all updates and upgrades to any of the foregoing, all data stored in or processed by any of the foregoing, and all technical and operational manuals, guides and other documentation associated with any of the foregoing, that are owned, used, leased or licensed by or to any Group Company;

"Confidential Information" has the meaning given in clause 12.1;

"Consultant" means a consultant, independent contractor or other individual engaged by any Group Company under a contract for service not being an Employee;

"Contributor" means a person who has contributed and/or is contributing to the development of any Intellectual Property;

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"Covenantors" means those persons whose particulars are set out in schedule 6, and "Covenantor" means any one of them;

"Customer" means a customer or client of a Group Company with whom any Group Company has dealt in connection with the Business at any time during the 24-month period ending on the Completion Date;

"Cyber Security Laws" means all Applicable Laws concerning or otherwise relating to cyber, network and/or information security applicable to any Group Company's business;

"D Share Acquisition Amount" shall mean the amount of: (i) income tax, employee and employer National Insurance contributions, and apprenticeship levy (if any) that arose on the acquisition of the D Employee Funding Shares; (ii) the amount of income tax, employee and employer National Insurance contributions, and apprenticeship levy (if any) that arose as a consequence of a failure by a D Share Employee to make good the due amount that arose in connection with the acquisition of the D Employee Funding Shares in the time limit specified in section 222 ITEPA 2003; and (iii) any interest that has arisen, directly or indirectly, as a result of the failure of the Company or any Group Company to account to a Tax Authority in respect of any amount referred to in (i) or (ii);

"D Share Acquisition Retention Amount" means an amount equal to £91,500 (being $124,440);

"D Share Disposal Amount" shall mean the amount of: (i) income tax, employee and employer National Insurance contributions, and apprenticeship levy (if any) that arose pursuant to section 426 ITEPA 2003 on the disposal of the D Employee Funding Shares pursuant to Completion (other than any D Employee Funding Shares that may be held by Regulus); and (ii) the amount of income tax, employee and employer National Insurance contributions, and apprenticeship levy (if any) that will arise if there is a failure by a D Share Employee (other than Peter West) to make good the due amount (if any) that will arise in connection with the disposal of the D Employee Funding Shares, in the time limit specified in section 222 ITEPA 2003;

"D Share Disposal Retention Amount" shall be an amount equal to £257,564 (being $350,287);

"D Employee Funding Shares" shall mean the D ordinary shares of £0.01 each that were acquired for £0.01 each (whether by set-off against a loan or otherwise) and which constituted employment related securities within the meaning of section 421B ITEPA 2003;

"D Share Employee" means any person by reason of whose employment or office (current, former, or prospective) a D Employee Funding Share was or is considered an employment related security within the meaning of section 421B ITEPA 2003 and which shall, for the purposes of this agreement, include Peter West;

"Data Protection Laws" means, to the extent applicable to this agreement, (i) the United Kingdom General Data Protection Regulation, the Data Protection Act 2018, the Privacy and Electronic Communications (EC Directive) Regulations 2003, and the Security of Network & Information Systems Regulations 2018, all as amended and/or replaced, and in force from time to time, (ii) the General Data Protection Regulation 2016 (EU) 2016/679 and all other applicable laws and regulations relating to data protection and privacy, and (iii) all related statutory codes of practice and guidance issued by any Competent Authority;

“Data Room” means the electronic data room containing documents and information relating to Group Companies made available by the Sellers online at Firmex as it existed at 11:59 p.m. (London time) on 4 February 2026, the contents of which are listed in

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Schedule 1 to the Disclosure Letter, a copy of which is contained on a USB stick delivered to the Buyer by the Seller’s Agent on the date of this Agreement;

"Determined" means, in relation to any Warranty Retention Claim, such part of the Warranty Retention Claim as is:

(a) agreed in writing by the Buyer and the Sellers' Agent; or

(b) in relation to a Tax Claim, has been finally determined. For the purposes of this definition, "finally determined" means (i) the relevant liability is agreed with the relevant Tax Authority in writing as to both liability and quantum, (ii) is subject to a closure notice, (iii) is subject to a Tax Assessment for which the time limit for requesting a review or making an appeal has expired or (iv) in respect of which there has been a determination by the Tax Chamber of the First-tier Tribunal or higher tribunal or any court from which no appeal is possible, or from which an appeal has been refused, or from which the time limit for appeal has lapsed;

(c) the subject of a final judgment of a court of competent jurisdiction or award of a competent arbitral tribunal not being:

(i) a judgment or award which is the subject of an ongoing appeal or review by a court of competent jurisdiction; or

(ii) a judgment or award in respect of which the time permitted for lodging an appeal or a reference for review by a court of competent jurisdiction has yet to expire;

"Director" means a director of a Group Company;

"Disclosed" means fairly disclosed to the Buyer in the Disclosure Letter with sufficient explanation and detail to identify the nature and scope of the matter disclosed and the term "Disclose" shall be construed accordingly;

"Disclosure Letter" means the letter, in the agreed form, of the same date as this agreement from the Warrantors to the Buyer disclosing information constituting exceptions to the Sellers Warranties (other than the Fundamental Warranties);

“Effective Time” means 11.59pm (UK) on 31 January 2026;

"Employee" means an employee or worker of any Group Company (including part-time, temporary or home, employees or workers);

"Employment Regulations" means the Transfer of Undertakings (Protection of Employment) Regulations 2006;

"Encumbrance" includes a mortgage, charge, lien, pledge, right of pre-emption, option, covenant, restriction, lease, trust, order, decree, title defect or any other security interest or conflicting claim of ownership or right to use or any other third party right;

"Environmental Authority" means any Competent Authority with responsibility for or competence to make, issue, impose or enforce any Environmental Law;

"Environmental Law" means every Applicable Law, code of practice and other similar control and advice of any Environmental Authority relating to the protection of the environment (including the prevention of pollution of land, water or air due to the release, escape or other emission of any substance including radioactive substances or the production, transport, storage, treatment, recycling or disposal of waste or the making of noise);

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"European Union" means, unless otherwise specified, the European Union as it is comprised at the date of this agreement;

“Excluded Cash” means any cash which has been deposited in security or which is held on behalf of any customer or client (or any participant in or beneficiary of any reward scheme operated by any customer or client) or which is third party advanced cash to enable any Group Company to make redemption payments for the third party's cash back or similar loyalty programmes or which otherwise is not freely available to any Group Company or is subject to any third party recourse including, for the avoidance of doubt, the Programme Cash;

“Experian” means Experian Finance PLC, a company incorporated in England and Wales (registered number 00146575) whose registered office is at [* * *];

"Expert Accountant" has the meaning given in clause 4.4;

"Financial Year" has the meaning given in section 390 of the Companies Act;

"FRS" means a financial reporting standard issued by the United Kingdom Financial Reporting Council in the form in force at the relevant time;

"Fund" means any unit trust, investment trust, limited partnership, general partnership or other collective investment scheme or body corporate or other entity, in each case the assets of which are managed professionally for investment purposes;

"Fundamental Warranty" means a Warranty in part 1 of schedule 5;

"General Warranty" means a Warranty other than a Title and Capacity Warranty, a Fundamental Warranty and a Tax Warranty;

"Group Companies" means the Company and the Subsidiaries and "Group Company" means any of them;

"Group Intellectual Property" means all Intellectual Property owned, used and/or exploited by any Group Company;

"HDI" means Hospitality Data Insights Ltd;

"HDI Employees" means the employees transferred from HDI to Sports Loyalty Card Limited effective on the Transfer Date and "HDI Employee" means any of them;

“HSBC Loan” means the loan agreement dated 3 May 2024 entered into by, among others, the Company and HSBC Innovation Bank Limited as amended on 28 May 2025;

"HSBC Loan Account" means the account held by HSBC Innovation Bank Limited, details of which are as follows:

[* * *]

“HSBC Loan Amount” means the aggregate amount required on Completion to discharge all amounts owed by the Group Companies under the HSBC Loan (including principal, interest, withholding taxes, gross-up obligations or other tax payment, penalties, close out amounts, break costs and any related fees, costs and expenses of any nature in relation to the HSBC Loan);

“HSBC Pay-Off Letter and Release” means the pay-off letter to be provided by HSBC Innovation Bank Limited under the HSBC Loan, confirming that on receipt of the HSBC

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Loan Amount at Completion, the HSBC Loan will be discharged in full and the Company will be released from any further obligation;

"IFRS" means UK adopted international accounting standards within the meaning of section 474(1) of the Companies Act to the extent applicable to the relevant financial statements (including international accounting standards, international financial reporting standards and interpretations of those standards);

"Indemnities" means the indemnities under clauses 7.9 and 7.11(b) and any other indemnity under this Agreement in favour of the Buyer;

"Indebtedness" means any indebtedness which is in the nature of borrowings, including:

(a) monies borrowed;

(b) any amount raised by acceptance under any acceptance credit facility;

(c) any amount raised under any note purchase facility or issue of bonds, notes, debentures, loan stock, commercial paper or any similar instrument;

(d) any shareholder loans;

(e) any amounts due to the Sellers (whether or not such amounts have accrued) in relation to services provided prior to Completion excluding any accrued but unpaid salary or payment owed to a relevant Seller in the ordinary course in such Seller's capacity as an Employee or a contractor;

(f) any bonus, fees, commissions or other incentive payments not expressly contemplated by the staff annual bonus plan consistent with past practice, excluding any such payments to the extent they constitute "Exit Costs" (under, and as defined in, the Company's articles of association) and are settled in accordance with article 3.7 of the Company's articles of association;

(g) any payment or any assumption or incurring of any liabilities for the purposes of the transaction (including any transaction or retention bonuses and fees, costs or expenses), excluding any such payments to the extent they constitute "Exit Costs" (under, and as defined in, the Company's articles of association) and are settled in accordance with article 3.7 of the Company's articles of association;

(h) the amount of any liability in respect of a hire purchase, credit sale or conditional sale agreement which is a liability under UK GAAP;

(i) any liability in relation to any employee share option plan or employee share plan of any Group Company, excluding any liabilities that will be settled by Reward First Share Incentive Trust out of the proceeds received by it under this agreement;

(j) the amount of any liability in respect of any lease which would, in accordance with any relevant generally accepted accounting practices, be treated as a finance lease except for the lease entered in the ordinary course;

(k) any amount raised under any other transaction (including any conditional sale or forward sale or purchase agreement or arrangement creating obligations with respect to the deferred purchase price of property (other than customary trade credit given in the ordinary course of trading)) having the commercial effect of a borrowing;

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(l) any amount payable as deferred consideration or earn outs in relation to the acquisition of HDI;

(m) any indebtedness of HDI to the extent not consolidated into the balance sheet of the Group by Completion;

(n) any breakage costs for the unwinding of any of the foregoing on the basis that such breakage or unwinding occurred as at the date for its calculation;

(o) any amounts outstanding in respect of any restructuring or reorganisation of any part of the Group;

(p) any amounts outstanding in respect of system upgrades, improvements or other implementations of any part of the Group;

(q) accrued, but unpaid, interest on any of the above as at the date for its calculation,

(r) any Tax Liability associated with any of limbs (a) to (q) inclusive of this definition,

but excluding the current liabilities of the Group Companies including trade and other creditors and accrued expenses (except to the extent provided for specifically in part 1 of schedule 3);

"Insolvency Event" in relation to a person means any of the following:

(a) that person suspending or ceasing, or threatening to suspend or cease, to carry on business except as a result of a disposal provided for in this agreement;

(b) that person:

(i) being declared to be unable to pay its debts under or within the meaning of Applicable Law including section 123 of the Insolvency Act 1986 (provided that, for the purposes of this agreement, the reference to £750 in section 123(1) of that Act shall be construed as a reference to £10,000); or

(ii) being unable to pay or admitting inability to pay its debts as they fall due;

(c) that person suspending or threatening to suspend, or giving notice to any of its creditors that it has suspended or is about to suspend, payment of any of its debts;

(d) that person commencing negotiations with one or more of its creditors with a view to rescheduling any of its indebtedness;

(e) the value of the assets of that person being less than the liabilities of that person, taking into account contingent and prospective liabilities;

(f) a meeting of that person's creditors being convened or held;

(g) a composition, compromise, assignment or arrangement with or for the benefit of its creditors (including a voluntary arrangement (or individual voluntary arrangement) as defined in Applicable Law including the Insolvency Act 1986) being entered into or proposed by or in relation to that person;

(h) steps being taken to obtain a moratorium or a moratorium coming into force or otherwise being declared in respect of that person or any indebtedness of that person in accordance with Applicable Law (including a moratorium under Part

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A1 of the Insolvency Act 1986) and, for the avoidance of doubt, the ending of any such moratorium that occurs will not remedy, end or otherwise affect the Insolvency Event that has occurred;

(i) that person applying for an interim court order under section 253 of the Insolvency Act 1986;

(j) a receiver or administrative receiver taking possession of or being appointed over or a mortgagee, chargee or other encumbrancer taking possession of the whole or any material part of the assets of that person;

(k) any expropriation, attachment, sequestration, distress, execution or other process in any jurisdiction being levied or enforced (and not being discharged within seven days) on any asset of that person;

(l) that person or its directors or any of its creditors or the holder of a qualifying floating charge as defined in Applicable Law (including Schedule B1 to the Insolvency Act 1986):

(i) giving notice of its or their intention to appoint an administrator in accordance with Applicable Law (including under paragraphs 14 and/or 22 of Schedule B1 to the Insolvency Act 1986); or

(ii) making an application to court for the appointment of an administrator;

(m) an administrator being appointed in relation to that person in accordance with Applicable Law (including under paragraphs 14 and/or 22 of Schedule B1 to the Insolvency Act 1986);

(n) a petition being presented (and not being discharged within 14 days) or a resolution being passed or an order being made for the administration or the liquidation, winding-up, bankruptcy, dissolution or reorganisation (including by voluntary arrangement or scheme of arrangement) of that person or that person being struck off the register of companies; or

(o) the happening in relation to that person of any event, procedure, process or step analogous to any of the above in any jurisdiction or under any Applicable Law;

"Intellectual Property" means patents, utility models, petty patents, supplementary protection certificates, trade and service marks, design rights, trade names, service names, business names, copyrights, rights in the nature of copyright, geographic indications, resale rights, rental rights, lending rights, moral rights, database rights, domain names, social media handles and profiles, semi-conductor topography rights, plant variety rights, rights in know-how, trade secrets and confidential information, rights protecting reputation and goodwill, rights in preventing unfair competition and all other intellectual property rights and analogous rights as may exist anywhere in the world for the full term of the rights concerned together with all reversions, revivals, extensions and renewals of such rights (whether registered or not); all registrations and pending registrations relating to any such rights, the benefit of any pending applications for any such registrations and the right to apply for registrations of such rights; and all rights of action, powers or benefits belonging or accrued in relation to such rights (including the right to sue for and recover damages for past infringements);

"Intellectual Property Agreements" means all agreements, contracts, permissions, undertakings, arrangements and understandings (whether written or oral) which relate to any of the Group Intellectual Property, including:

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(a) those pursuant to which any Group Company is permitted to use any Intellectual Property ("Licences-In");

(b) those pursuant to which any Group Company permits a third party to use any Intellectual Property ("Licences-Out"); and

(c) all confidentiality and non-disclosure agreements to which any Group Company is a party or beneficiary;

"ITEPA" means the Income Tax (Earnings and Pensions) Act 2003;

"JSOP" means the Reward Loyalty UK Limited Joint Share Ownership Plan;

"JSOP Excess Consideration" means in respect of a JSOP Participant, the amount of the adjusted Purchase Price which such JSOP Participant is ultimately entitled to receive pursuant to their beneficial ownership of the JSOP Shares in excess of, on a per share basis, £0.01 plus the Hurdle Value (as defined in the JSOP Exercise Deed), and which represents the "Excess Consideration" as defined in the JSOP Exercise Deed;

"JSOP Exercise Deed" means the agreed form notice of exercise in relation to the call option granted to each JSOP Participant under the JSOP in respect of such JSOP Participant's entitlement to acquire the remaining beneficial interest in the JSOP Shares;

"JSOP Hurdle Consideration" means, in respect of a JSOP Participant, the amount of the adjusted Purchase Price which such JSOP Participant is ultimately entitled to receive pursuant to the valid exercise of the call option in respect of the beneficial interest in the JSOP Shares below the per share Hurdle Value (as further set out in the JSOP Exercise Deed) and £0.01 per share, and which represents the "Hurdle Consideration" as defined in the JSOP Exercise Deed;

"JSOP Participant" means each individual, other than the JSOP Trustees, who immediately prior to Completion held a beneficial interest in JSOP Shares;

"JSOP Shares" means the C ordinary shares of £0.01 each in the capital of the Company which a JSOP Participant and the Trustees hold, prior to Completion, the beneficial interest in as tenants in common pursuant to the JSOP;

"JSOP Trustees" means Peter West and Gavin Dein, in their capacity as trustees of the Reward First Share Incentive Trust;

"Lawyers" means the Buyer's Lawyers and the Sellers' Lawyers;

“Leakage” means:

(a) any transfer of value (including dividend or distribution of profits or assets, returns of capital, buybacks, loans, gifts, acquisitions or disposals of assets) declared, paid or made or agreed to be paid or made by any Group Company to or for the benefit of any Seller or any Associate of any Seller;

(b) any payments made or agreed to be made by or on behalf of any Group Company to any Seller or any Associate of any Seller (excluding any accrued but unpaid salary or payment owed to a relevant Seller in the ordinary course of such Seller’s capacity as an Employee or a contractor);

(c) any assets transferred or agreed to be transferred by or on behalf of any Group Company to any Seller or any Associate of any Seller;

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(d) any liabilities assumed, indemnified or incurred or agreed to be assumed, indemnified or incurred (including under any guarantee, indemnity or other security) or Encumbrance granted or agreed to be granted by or on behalf of any Group Company to or for the benefit of any Seller or any Associate of any Seller;

(e) the waiver, discount, deferral, release, forgiveness or discharge or agreement to waive, discount, defer, release, forgiveness or discharge by or on behalf of any Group Company of any amount owed to that Group Company by any Seller or any Associate of any Seller;

(f) any share, loan stock or other security allotted or issued, or agreed to be allotted or issued, to or for the benefit of any Seller or any Associate of any Seller or redeemed, purchased or repaid, or agreed to be redeemed, purchased or repaid, by any Group Company for the benefit of any Seller or any Associate of any Seller;

(g) any bonus or other payment in connection with the sale of the Sale Shares paid or agreed to be paid to: (i) any Seller or any Associate of any Seller; or (ii) an Employee or any person connected (as defined by applicable law) with an Employee;

(h) any agreement, arrangement or commitment by or on behalf of any Group Company or any Seller or Associate of any Seller to do any of the things referred to in (a) to (g) (inclusive) above;

(i) any amount in respect of VAT payable by any Group Company as a consequence of any of the matters referred to in paragraphs (a) to (h) (inclusive) above; and

(j) any Taxation payable or incurred by any Group Company (or would have been payable or incurred but for the use of a Buyer’s Relief) as a consequence of any of the matters referred to in (a) to (i) (inclusive) above (except if and to the extent that such Taxation has been taken into account under paragraphs (a) to (j) (inclusive) or has been recovered from or reimbursed by some other person other than a Group Company or the Buyer) (together with limb (i) "Tax Leakage), but does not include any amounts included within Completion Net Indebtedness or Completion Working Capital or any payments by the Group Companies to the Sellers pursuant to this agreement or transactions contemplated in this agreement (including the repayment of the Shareholder Loans Amounts pursuant to clause 5.3(c) on behalf of the Company);

"Licences-In" has the meaning given in paragraph (a) of the definition of Intellectual Property Agreements;

"Licences-Out" has the meaning given in paragraph (b) of the definition of Intellectual Property Agreements;

"Loss" includes any loss, damage, liability, fine, penalty, charge and any other cost and/or expense;

"Management Accounts" means the management accounts (including where relevant consolidated management accounts) of the Group Companies comprising the unaudited statements of financial position as at the Management Accounts Date and the unaudited income statements and statements of cash flows for the months commencing on the day immediately following the Accounts Date and ending on the Management Accounts Date;

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"Management Accounts Date" means 31 October 2025;

"Material Contract" means any agreement or arrangement of the kind listed in Warranty 4.5(a) of part 4 of schedule 5;

"NSIA 2021" means the National Security and Investment Act 2021;

"NSIA Regulations" means The National Security and Investment Act 2021 (Notifiable Acquisition) (Specification of Qualifying Entities) Regulations 2021;

"Occupational Documents" means any lease (including any underlease), licence or equivalent occupational document and "Occupational Document" means any one of them;

"Open Source Code" means any software code that is distributed as "free software" or "open source software" or is otherwise distributed publicly in source code form under terms that permit modification and redistribution of such software. Open Source Code includes software code that is licensed under the GNU General Public License, GNU Lesser General Public License, Mozilla License, Common Public License, Apache License, BSD License, Artistic License, Sun Community Source License, Sun Industry Standards Licence, Netscape Public License, Eclipse Public License or other similar licences (whether or not approved by the Open Source Initiative);

"Owned Intellectual Property" has the meaning given in Warranty 5.1(a) of part 4 of schedule 5;

"Participating Sellers" means the Sellers other than Experian and Argus;

"Paying Agent" means M&G Trustee Company Limited, registered number 1863305 whose registered office is at [* * *];

"Paying Agent Account" means the account held by the Paying Agent, details of which are as follows:

[* * *]

"Pension Plans" means:

(a) the defined contribution Group Self-Invested Personal Pension with Hargreaves Lansdown with pension tax reference number [* * *] ("UK SIPP");

(b) the MetLife Registered Group Life plan insured under policy number [* * *]; and

(c) the DIFC Employee Workplace Savings Plan established by trust deed with rules attached dated 27 January 2020 and made between the Supervisory Board of such plan and Equiom (Isle of Man) Limited;

"Personal Data" means any personal data protected by and within the scope of Data Protection Laws;

“Programme Cash” means all cash within loyalty programme funds (in relation to merchant funded offers) held by the Group Companies;

"Product" means a product designed, developed (or under development), manufactured, marketed, distributed, supplied, provided, exported, offered for sale or licensed to third parties at any time by or on behalf of any Group Company;

"Prohibited Area" means the United Kingdom;

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"Prohibited Name" means any name, trade or service mark, trade or service name, domain name, company name, trading name, business name or logo that (directly or indirectly) is or has been used or registered or the subject of an application to register by any Group Company as at Completion for so long as such name, mark, domain name, company name, trading name, business name or logo remains used, registered and/or the subject of an application to register by any Group Company;

"Proprietary Software" means all software (including source code and object code, and in all releases and versions) that has been developed (or is under development) by or on behalf of any Group Company or in connection with the business of any Group Company, or which constitutes or forms part of any Product or Service, together with all Supporting Documentation;

"Purchase Price" has the meaning given in clause 3.1;

“RCC Guaranteed Obligations” has the meaning given in clause 11;

"Real Property" means all the freehold and leasehold properties, short particulars of which are set out in folder 2.h. of the Data Room;

“Regulus” means Regulus Capital Consulting Limited (company number 03725623), a company incorporated in the United Kingdom with a registered office at [* * *];

"Related Interest" means, in relation to any part of the Retention Account withdrawn in accordance with this agreement, that portion of the interest accruing from Completion in respect of the Retention Account as is attributable to the sum withdrawn net of any Tax required by Applicable Law to be deducted from it;

"Release Date 1" means the date which is 6 months following the Completion Date;

"Release Date 2" means the date which is 18 months following the Completion Date;

"Release Date 3" means the date which is 24 months following the Completion Date;

"Released Persons" has the meaning given in clause 5.5;

"Relevant Day" means any day other than a Saturday, Sunday or a day which is a public holiday at the Postal Address of the receiving party;

"Report" has the meaning given in clause 4.2;

"Restricted Securities Tax Consideration" means the estimated amount of any deductions required for income tax, employee and employer National Insurance contributions (in respect of Peter West) for which the Company is liable in respect of the payment of any consideration under this agreement to Regulus which shall be an amount equal to £1,571,248 (being US$2,136,897);

“Restricted Securities Tax” has the meaning given in clause 3.6;

"Sale Shares" has the meaning given in paragraph (B) of the introduction;

“SEC” means the Securities and Exchange Commission;

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder;

"Sellers' Agent" has the meaning given in clause 15.16;

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"Sellers' Lawyers" means Linklaters LLP of One Silk Street EC2Y 8HQ;

"Service" means a service provided by or on behalf of any Group Company;

“Shareholder Loans” means the following loan agreements:

(a) shareholder loan to the Company dated 2 May 2024 entered into by the Company and EKG Holdings 3 Limited;

(b) shareholder loan to the Company dated 24 April 2024 entered into by the Company and Primestar Ltd;

(c) shareholder loan to the Company dated 12 July 2024 entered into by the Company and Experian Finance PLC;

(d) shareholder loan to the Company dated 24 April 2024 entered into by the Company and Tracy Goncalves;

(e) shareholder loan to the Company dated 24 April 2024 entered into by the Company and Joe Simpson;

(f) shareholder loan to the Company dated 24 April 2024 entered into by the Company and Nick Hynes;

(g) shareholder loan to the Company dated 24 April 2024 entered into by the Company and Gavin Dein;

(h) shareholder loan to the Company dated 24 April 2024 entered into by the Company and Wheddon Ltd;

(i) shareholder loan to the Company dated 24 April 2024 entered into by the Company and Regulus Capital Consulting Ltd; and

(j) shareholder loans to the Company pursuant to the offer dated 6 November 2023 from C. Smith, D. Scott, D. Wagner, A. Richardson, G. Gaur and V. Lupi.;

“Shareholder Loans Amount” means the aggregate of all amounts (including any accrued and unpaid interest) owed by the Company under the Shareholder Loans as at Completion;

"Shareholders Agreement" means the shareholders agreement related to the Company between inter alia (i) Experian Finance Limited (ii) the shareholders in the Company and (iii) the Company, dated 2 April 2024;

"Subsidiaries" means the subsidiary undertakings of the Company, details of which are set out in part 2 of schedule 2;

"Supplier" means a supplier to (other than utilities in respect of the supply of services in the ordinary and normal course of their business to their general body of customers) or sub-contractor of any Group Company in connection with the Business with whom any Group Company has traded during the 24 months immediately ending on the Completion Date;

"Supporting Documentation" means all documentation, recorded information and data (whether in electronic form or recorded on paper or other physical media) relating to the Proprietary Software (including know-how relating to the Proprietary Software) including notebooks, written specifications, technical and operational manuals and guides, source code commentary, flowcharts, technical design documents and diagrams;

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"Tax" means any form of tax, levy, impost, duty, rates, charge, social security or other contribution, deduction or withholding, value added or sales tax or governmental charge (national or local), whenever imposed, collected, demanded, levied or assessed by, or payable to, a Tax Authority or any other person as a result of any enactment relating to tax, together with all related fines, penalties, interest, costs, charges and surcharges (including, for the avoidance of doubt, any such fines, penalties, interests, costs, charges and surcharges which relate to any administrative or filing requirement in connection with any tax), regardless of whether or not:

(a) any such amounts are directly or primarily chargeable against, recoverable from or attributable to any Group Company or any other person; or

(b) the relevant Group Company has, or may have, any right of reimbursement against any other person;

"Tax Authority" means any government, state or municipality or any local, state, federal or other fiscal, revenue, customs or excise authority, body or official in the United Kingdom, Singapore, the United Arab Emirates or elsewhere with the responsibility for or competence to assess, demand, levy, impose, collect or administer, any form of Tax in any jurisdiction;

"Tax Claim" means a Claim for breach of the Tax Warranties or breach of or under the Tax Covenant;

"Tax Covenant" means the covenant against Taxation set out in paragraph 2 of schedule 7;

“Tax Covenantors” means those persons identified as Tax Covenantors in the table in Part 1 of Schedule 1, and "Tax Covenantor" means any one of them;

"Tax Liability" has the meaning set out in schedule 7;

"Tax Warranties" means the warranties set out in part 11 of schedule 5, and "Tax Warranty" means any one of them;

"Tax Warranty Claim" means a Claim for breach of a Tax Warranty;

"Title and Capacity Warranties" means the warranties set out in clause 7.2, and "Title and Capacity Warranty" means any one of them;

"Token" means any digital token, cryptofinance coin, blockchain-based asset, cryptocurrency (including any digital currency) or similar;

"Transaction Document" means any of this agreement and any document entered into on or within 30 days after the date of this agreement pursuant to it;

"Transfer Date" means 26 January 2026;

"UK GAAP" means accounting principles, standards and practices generally accepted from time to time in the United Kingdom and approved by the Financial Reporting Council;

"VAT" means:

(a) value added tax chargeable under the Value Added Tax Act 1994 or under any legislation replacing it or under any legislation which that Act replaced and further means value added tax at the rate in force when the relevant supply is made and

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any Tax of a similar nature which is introduced in substitution for or as an addition to such Tax from time to time and any penalties or fines in relation to them; or

(b) any value added tax, goods and sales tax and sales and use tax chargeable under legislation in any jurisdiction on the sale of goods and supply of services and further means any tax of a similar nature which is introduced in substitution for or as an addition to such tax from time to time and any penalties or fines in relation to them, whether imposed in the United Kingdon, Singapore, the United Arab Emirates or elsewhere;

"Warranties" means the Title and Capacity Warranties and the warranties set out in schedule 5, and "Warranty" means any one of them;

"Warrantors" means those persons identified as warrantors in the table in part 1 of schedule 1, and "Warrantor" means any one of them;

"Warranty Claim" means a Claim for breach of a Warranty;

“"Warranty Retention" means the sum of US$28,172,264.32 to be retained from the Purchase Price on Completion in accordance with clause 3.2;

“"Warranty Retention 2" means the sum of US$14,086,132.16 to be retained from the Warranty Retention on Release Date 1 in accordance with clause 9.5(a);

“"Warranty Retention 3" means the sum of US$7,043,066.08 to be retained from the Warranty Retention on Release Date 2 in accordance with clause 9.5(b);

"Warranty Retention Claim" means a Claim by the Buyer under or for breach of this agreement or for an amount owed to the Buyer under clause 4.10 or 4.11 of this agreement notified to the Sellers' Agent in accordance with this agreement on or before the Release Date 3;

"Warranty Retention Sum" means the Warranty Retention or such amount as reduced as a consequence of: (i) a Warranty Retention Claim having been Determined; or (ii) an amount having been released in accordance with clause 9.5; and

“Withheld Amount” has the meaning given to it in clause 9.3(b).

1.2 Interpretation

In this agreement:

(a) reference to:

(i) any statute or statutory provision includes a reference:

(A) to that statute or statutory provision as from time to time consolidated, modified, re enacted (with or without modification) or replaced by any statute or statutory provision; and

(B) any subordinate legislation made under the relevant statutory provision except to the extent that the effect of referring to any such consolidation, modification or re-enactment coming into force after the date of this agreement would be to increase or extend the liability of any party under this agreement;

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(ii) the singular includes the plural and vice versa and any gender includes other genders;

(iii) the "introduction" or to a "clause" or "schedule" is a reference to the introduction or the relevant clause or schedule of or to this agreement;

(iv) a person includes all forms of legal entity including an individual, company, body corporate (wherever incorporated or carrying on business), unincorporated association, governmental entity and a partnership and, in relation to a party who is an individual, that party's legal personal representative(s);

(v) a document "in agreed form" is to a document in the form agreed by or on behalf of each party in accordance, if applicable, with clauses 15.17, 15.20 and 15.22 for the purposes of identification or entered into at the same time as this agreement;

(vi) a party or the parties means a party or the parties to this agreement and includes that party's or the parties' successors and permitted assigns and for this purpose "permitted assigns" includes:

(A) in relation to a right of a party, any person to whom that right may have been assigned except to the extent that the assignment of that right would be in breach of the provisions of this or any other agreement or instrument or prohibited by Applicable Law; and

(B) in relation to an obligation of a party, any person to whom that obligation may have been transferred with the written agreement of the party to whom the obligation is owed,

provided that notwithstanding any succession, assignment or transfer, no party shall be relieved from any obligation arising under this agreement except by operation of Applicable Law or as expressly provided in this agreement or with the written agreement of the party to whom the obligation is owed;

(vii) "electronic communication" has the meaning given in the Electronic Communications Act 2000; and

(viii) "this agreement" includes this agreement as amended or supplemented from time to time;

(b) the words "include", "including" and "in particular" are to be construed as being by way of illustration or emphasis only and are not to be construed so as to limit the generality of any words preceding them;

(c) the words "other" and "otherwise" are not to be construed as being limited by any words preceding them;

(d) the word "property" includes choses in action and other intangible property;

(e) the table of contents and the headings to clauses and schedules are to be ignored in construing this agreement;

(f) "group undertaking", "parent undertaking", "subsidiary undertaking" and "undertaking" have the meanings given in sections 1161 and 1162 of the Companies Act;

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(g) if a period of time is specified and dates from a given day or the day of an act or event, it shall (unless otherwise stated in clause 13), be calculated excluding that day and a reference to a time of day is (unless this agreement expressly states otherwise) a reference to the time in the United Kingdom;

(h) any English legal term for any action, remedy, procedure, judicial proceeding, legal document, legal status, or legal concept is, in respect of any jurisdiction other than England and Wales, deemed to include what most nearly approximates in that jurisdiction to the English legal term;

(i) any specific Tax shall be read and construed as also meaning any similar Tax in any other jurisdiction including the jurisdiction of Tax residence of the Sellers (or any of them) and the Group Companies that has an equivalent scope or purpose or (if it does not) that most nearly approximates to the applicable Tax;

(j) "costs" and/or "expenses" incurred by a person shall not include any amount in respect of VAT comprised in such costs or expenses for which either that person or, if relevant, any other member of the VAT group to which that person belongs is entitled to credit or repayment as input tax;

(k) "£" "GBP" or "Pounds Sterling" shall be a reference to pounds sterling, being the lawful currency for the time being of the United Kingdom;

(l) "US$" and "US Dollars" shall be a reference to US dollars, being the lawful currency for the time being of the United States of America;

(m) any amounts expressed in US Dollars that are to be converted into Pounds Sterling in connection with determination of the Purchase Price shall be converted at the rate of US$1.36:£1 and any amount expressed in Pounds Sterling that are to be converted into US Dollars in connection with determination of the Purchase Price shall be converted at the rate of £1:US$1.36. This is without prejudice to the provisions of clause 8.14.

(n) an obligation on Argus and/or Experian to "procure" something relating to the Company is limited to such party exercising its direct and indirect voting rights as a shareholder of the Company.

1.3 The schedules form part of this agreement as if set out in full in this agreement and a reference to "this agreement" includes a reference to the schedules.

2. Sale and purchase

2.1 Each Seller shall sell with full title guarantee and free from all Encumbrances the number of Sale Shares set opposite that Seller's name in schedule 1 and the Buyer shall buy the Sale Shares.

2.2 The Sale Shares shall be sold with all rights to dividends and other distributions declared after the date of this agreement in respect of the Sale Shares and all other rights and advantages belonging to or accruing on the Sale Shares on or after that date.

2.3 If any Seller fails to comply with the obligation to transfer his or her Sale Shares on Completion, the Buyer shall not be obliged to complete the purchase of the remaining Sale Shares held by the other Sellers but may nevertheless elect to complete the purchase of those other Sale Shares without prejudice to its rights against the defaulting Seller.

2.4 Each Seller irrevocably and unconditionally waives all pre-emption rights which that Seller may have under the Company's articles of association or any other agreement

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relating to the Sale Shares or otherwise so as to enable the sale of the Sale Shares to the Buyer to proceed free of pre-emption rights.

3. Purchase Price

3.1 The total purchase price for the sale of the Sale Shares is the total of US$230,387,320.18 (the "Purchase Price") subject to adjustment in accordance with clause 4 and clause 9.

3.2 Subject to clauses 3.5, 3.6, 3.7, 3.8 and 4, the Purchase Price less (a) the Completion Accounts Adjustment Retention, (b) the Warranty Retention, (c) the D Share Acquisition Retention Amount and (d) the D Share Disposal Retention Amount shall be satisfied by transfer of such amount, in cleared funds and by way of electronic funds transfer, to the Paying Agent Account for allocation amongst the Sellers in the Agreed Proportions, provided that:

(a) the Completion Accounts Adjustment Retention, the D Share Acquisition Retention Amount, the D Share Disposal Retention and any "Exit Costs" (under, and as defined in, the Company's articles of association) shall be deducted from the amount attributable to all Sellers (and shall be so deducted in the Agreed Proportions); and

(b) the Warranty Retention shall be deducted from the amount attributable to the Participating Sellers (and shall be so deducted in the Agreed Warranty Retention Proportions),

it being noted that the amounts in column 3 of the table in part 2 of schedule 1 already reflect such deductions from the Purchase Price. The Restricted Securities Tax Consideration shall be paid in accordance with clause 3.6.

3.3 The amount of the Purchase Price to which each Seller, is (in each case, subject to clauses 4.7 to 4.9 (inclusive) and clause 9) entitled is as set out opposite that Seller's name in column 3 of the table in part 2 of schedule 1.

3.4 Each party agrees to provide all information and assistance reasonably requested by any other party or its lawyers to enable the party making the request or its lawyers to comply with Applicable Laws relating to anti-money laundering.

3.5 It is acknowledged that, and the JSOP Trustees hereby instruct the Buyer, the Paying Agent, and the Company, that pursuant to each JSOP Exercise Deed, the JSOP Hurdle Consideration and the JSOP Excess Consideration will be paid as follows:

(a) the JSOP Hurdle Consideration shall be paid by the Buyer to the Paying Agent, then by the Paying Agent to the Company, and finally by the Company through payroll to the JSOP Participants subject to the deductions referenced in clause 5.1.2 of the JSOP Exercise Deed within 30 days of Completion;

(b) the portion of the JSOP Hurdle Consideration that represents the exercise price associated with the applicable call option shall, following the deductions referenced in clause 3.5(a) above, then be paid to the JSOP Trustees by the Company; and

(c) the JSOP Excess Consideration shall be paid by the Buyer to the Paying Agent who shall then pay the respective amounts to the JSOP Participants within 30 days of Completion (or if later, the date on which the Buyer pays the relevant funds into the Paying Agent Account),

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and the Buyer agrees to procure the payment to the relevant Tax Authority on behalf of each JSOP Participant the amount of the deductions set out in clause 5.1.2 (other than limb (i)) of the JSOP Exercise Deed.

3.6 It is acknowledged, and Regulus hereby instructs the Buyer, the Paying Agent, and the Company, that the Restricted Securities Tax Consideration shall be paid to the Paying Agent on Completion to be paid on to the Company and the Buyer agrees to pay the Restricted Securities Tax Consideration to the Paying Agent on Completion. The Buyer, the Company, Regulus and Peter West shall then work together to agree (before 26 February 2026 (or, if earlier, the date on which the first scheduled payroll run of the Company or the relevant employer following Completion occurs (the "Payroll Date")) the amount of any deductions required for income tax, employee and employer National Insurance contributions (in respect of Peter West) for which the Company is liable in respect of the payment of any consideration under this Agreement to Regulus. It is agreed that to the extent the Buyer, the Company, Regulus and Peter West consider it necessary or appropriate to obtain valuation or other professional advice, the cost of such valuation or other professional advice shall be borne by Regulus and/or Peter West (as they may agree between themselves). The Buyer and/or the Company may not obtain valuation or professional advice which is to be at Regulus and/or Peter West's cost without Regulus and Peter West's written agreement (but may, if they choose, obtain separate advice at their own cost). To the extent that the Buyer, the Company, Regulus and Peter West cannot agree the amount of such liability (if any) by 26 February 2026 or, if earlier, the Payroll Date, the Company (acting in good faith) shall determine such liability (the agreed amount of such liability under this clause 3.6 being the “Restricted Securities Tax”). The Buyer agrees to procure that the Company makes the payment to the relevant Tax Authority on behalf of Peter West and Regulus, and where applicable the Company, of the amount of the Restricted Securities Tax (by way of the Company payroll system, ensuring where relevant that such payment is recorded as being made in respect of Peter West’s tax liabilities). Regulus and Peter West hereby agree that Peter West (and not the Company nor any Group Company) will be liable to pay any employer National Insurance contributions on the Restricted Securities Tax Consideration and that such liability may be satisfied by deductions being made from amounts otherwise payable to Regulus, as contemplated in this clause or this agreement. If a relevant Tax Authority subsequently refunds any or all of the amount relating to employer National Insurance contributions on the Restricted Securities Tax Consideration, the Buyer shall procure that the Company shall within five Business Days pay such amount(s) on to either Regulus or, at Regulus's direction, Peter West without any further offset or deduction (save to the extent required by law). It is acknowledged that the Company and/or the Buyer shall be under no obligation to request such a refund. To the extent that the amount of the Restricted Securities Tax Consideration exceeds the Restricted Securities Tax, the Company shall pay such excess in cleared funds and by way of electronic funds transfer, to the Paying Agent Account for the benefit of Regulus on or before 27 February 2026.

3.7 D Share Acquisition Amount

(a) The Buyer, the Company, Regulus and Peter West shall work together to agree (before 26 February 2026 (or, if earlier, the Payroll Date as defined in clause 3.6) the amount of the D Share Acquisition Amount. It is agreed that to the extent the Buyer, the Company, Regulus, and Peter West consider it necessary or appropriate to obtain valuation or other professional advice, the cost of such valuation or other professional advice shall be borne by Regulus and/or Peter West (as they may agree between themselves). The Buyer and/or the Company may not obtain valuation or professional advice which is to be at Regulus and/or Peter West's cost without Regulus and Peter West's written agreement (but may, if they choose, obtain separate advice at their own cost). Upon agreement of the D Share Acquisition Amount, the Buyer agrees to procure the payment to the relevant Tax Authority of the D Share Acquisition Amount (if any).

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(b) In the event that the D Share Acquisition Amount is agreed or, in accordance with clause 3.7(e), determined to be zero then the Buyer shall within 10 Business Days of such agreement or determination pay an amount equal to the D Share Acquisition Retention Amount in cleared funds and by way of electronic funds transfer, to the Paying Agent Account for the benefit of the Sellers and for allocation amongst the Sellers in the Agreed Proportions, which payment shall constitute a good and sufficient discharge by the Buyer of its obligations to pay that amount and the Buyer shall not be concerned to see the application of the monies so paid nor have any further obligation in relation to the D Share Acquisition Retention Amount.

(c) In the event that the D Share Acquisition Amount is agreed, or, in accordance with clause 3.7(e), determined to be a number greater than zero but less than the D Share Acquisition Retention Amount, the Buyer shall within 10 Business Days of such agreement or determination pay an amount equal to the difference between the D Share Acquisition Retention Amount and the D Share Acquisition Amount in cleared funds and by way of electronic funds transfer, to the Paying Agent Account for the benefit of the Sellers and for allocation amongst the Sellers in the Agreed Proportions, which payment shall constitute a good and sufficient discharge by the Buyer of its obligations to pay that amount and the Buyer shall not be concerned to see the application of the monies so paid nor have any further obligation in relation to the D Share Acquisition Retention Amount.

(d) In the event that the D Share Acquisition Amount is agreed, or, in accordance with clause 3.7(e), determined to be equal to or greater than the D Share Acquisition Retention Amount no additional amounts shall be paid in respect of the D Share Acquisition Retention Amount by the Buyer (and the Buyer will have no further obligation in relation to the D Share Acquisition Retention Amount).

(e) To the extent that the Buyer, the Company, Regulus and Peter West cannot agree the D Share Acquisition Amount by 26 February 2026 (or, if earlier, the Payroll Date) the Company (acting in good faith) shall determine such amount by no later than 27 February 2026.

3.8 D Share Disposal Amount

(a) The Buyer, the Company, Regulus and Peter West shall work together to agree (before 26 February 2026 (or, if earlier, the Payroll Date as defined in clause 3.6) the amount of the D Share Disposal Amount. It is agreed that to the extent the Buyer, the Company, Regulus, and Peter West consider it necessary or appropriate to obtain valuation or other professional advice, the cost of such valuation or other professional advice shall be borne by Regulus and/or Peter West (as they may agree between themselves). The Buyer and/or the Company may not obtain valuation or professional advice which is to be at Regulus and/or Peter West's cost without Regulus and Peter West's written agreement (but may, if they choose, obtain separate advice at their own cost). Upon agreement of the D Share Disposal Amount, the Buyer agrees to procure the payment to the relevant Tax Authority on behalf of the relevant individuals, and where applicable the Company, of the amount of the D Share Disposal Amount (by way of the Company payroll system, ensuring where relevant that such payment is recorded as being made in respect of the relevant individuals’ tax liabilities).

(b) In the event that the D Share Disposal Amount is agreed or, in accordance with clause 3.8(e), determined to be zero then the Buyer shall within 10 Business Days of such agreement or determination pay an amount equal to the D Share Disposal Retention Amount in cleared funds and by way of electronic funds transfer, to the Paying Agent Account for the benefit of the Sellers and for allocation amongst the Sellers in the Agreed Proportions, which payment shall

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constitute a good and sufficient discharge by the Buyer of its obligations to pay that amount and the Buyer shall not be concerned to see the application of the monies so paid nor have any further obligation in relation to the D Share Disposal Retention Amount.

(c) In the event that the D Share Disposal Amount is agreed, or, in accordance with clause 3.8(e), determined to be a number greater than zero but less than the D Share Disposal Retention Amount, the Buyer shall within 10 Business Days of such agreement or determination pay an amount equal to the difference between the D Share Disposal Retention Amount and the D Share Disposal Amount in cleared funds and by way of electronic funds transfer, to the Paying Agent Account for the benefit of the Sellers and for allocation amongst the Sellers in the Agreed Proportions, which payment shall constitute a good and sufficient discharge by the Buyer of its obligations to pay that amount and the Buyer shall not be concerned to see the application of the monies so paid nor have any further obligation in relation to the D Share Disposal Retention Amount.

(d) In the event that the D Share Disposal Amount is agreed, or, in accordance with clause 3.8(e), determined to be equal to or greater than the D Share Disposal Retention Amount no additional amounts shall be paid in respect of the D Share Disposal Retention Amount by the Buyer (and the Buyer will have no further obligation in relation to the D Share Disposal Retention Amount).

(e) To the extent that the Buyer, the Company, Regulus and Peter West cannot agree the D Share Disposal Amount by 26 February 2026 (or, if earlier, the Payroll Date) the Company (acting in good faith) shall determine such amount by no later than 27 February 2026.

4. Completion Accounts adjustment

4.1 The Buyer shall prepare and deliver to the Sellers' Agent draft Completion Accounts and a draft statement of the Completion Net Indebtedness, the Completion Working Capital and the resulting Completion Accounts Adjustment Amount, within 60 Business Days following Completion.

4.2 The Sellers' Agent shall within 15 Business Days after delivery of the drafts referred to in clause 4.1, deliver to the Buyer a report (a "Report") setting out any matters of disagreement with the relevant drafts in sufficient detail to enable the Buyer to consider them and if:

(a) no Report is delivered within such period, the Completion Net Indebtedness, the Completion Working Capital and the Completion Accounts Adjustment Amount shall be those shown in the Buyer's statement delivered under clause 4.1;

(b) a Report is delivered within such period, the Completion Net Indebtedness, the Completion Working Capital and the Completion Accounts Adjustment Amount shall be those shown in the Buyer's statement adjusted by such amounts as may be agreed between the Buyer and the Sellers' Agent within 10 Business Days of the delivery of the Report by the Sellers' Agent to the Buyer or determined by the Expert Accountant nominated in accordance with clause 4.4.

4.3 For the purposes of preparing and reviewing the Completion Accounts, each party shall procure that the other parties and their accountants and any Expert Accountant nominated under clause 4.4 are given reasonable access at reasonable times to:

(a) the accounting records and working papers (including any audit working papers) required or used for; and

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(b) all staff of the relevant party and the accountants who have been engaged in,

the preparation of the Accounts, the Management Accounts and/or the draft Completion Accounts and that the staff referred to in clause 4.3(b) answer all reasonable questions put to them within a reasonable time period.

Expert Accountant

4.4 If, within 10 Business Days after the delivery by the Sellers' Agent to the Buyer of a Report, there remains an outstanding dispute between the Buyer and the Sellers about the Completion Accounts, the calculation of the Completion Net Indebtedness or the Completion Working Capital, the Buyer or the Sellers' Agent may refer any matter in dispute to:

(a) a chartered accountant nominated jointly by them; or

(b) failing nomination within 10 Business Days after a request for joint nomination by either of them, a member of an independent firm of chartered accountants nominated by the then President of the Institute of Chartered Accountants in England and Wales ("ICAEW") on the joint application of the Buyer and the Sellers' Agent (the person so nominated being the "Expert Accountant"). The cost of such nomination request shall be borne equally between the Buyer and the Sellers. If either:

(i) the Buyer or the Sellers' Agent fails to take all action necessary to request nomination from the ICAEW, or

(ii) the Buyer or the Seller fails to pay its proportion of the ICAEW fee,

in each case within 10 Business Days after a request by the other party to do so, the non-defaulting party shall request the London Court of International Arbitration to nominate a member of an independent firm of chartered accountants as Expert Accountant.

4.5 The Expert Accountant shall:

(a) be instructed by the referring party to determine as soon as practicable the matters in dispute having regard to the draft Completion Accounts, the statement referred to in clause 4.1 and the Report;

(b) for the purpose of making the determination under clause 4.5(a) determine:

(i) any issue as to interpretation of this agreement;

(ii) the Expert Accountant's jurisdiction to determine any matter; or

(iii) the Expert Accountant's terms of reference;

(c) adopt such procedures to assist with the conduct of the determination as the Expert Accountant reasonably considers appropriate including instructing professional advisers to assist in reaching such determination; and

(d) act as an expert and not as an arbitrator,

and the Expert Accountant's decision will be binding on the parties except in the case of manifest error. The Expert Accountant's fees will be payable by the Sellers and the Buyer in such proportions as the Expert Accountant decides. If any party fails to give the Expert Accountant any required undertaking or advance contribution as regards its

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fees it will be open to the other parties to give such undertaking or make such contribution and to the extent the Expert Accountant so decides such party shall be entitled to be reimbursed by the other parties.

4.6 No party shall be entitled to make any objection to the appointment of the Expert Accountant on the ground that the Expert Accountant imposes limits on the Expert Accountant's liability in relation to the carrying out of relevant instructions under this agreement.

Completion Accounts Adjustment

4.7 If the Completion Accounts Adjustment Amount is a number which is between zero and negative US$1 (the "Negative Collar Amount") or is a positive number then, within ten (10) Business Days of the Completion Accounts becoming final and binding in accordance with this clause 4, the Buyer shall pay to the Paying Agent Account for allocation amongst of the Sellers in the Agreed Proportions an amount equal to the Completion Accounts Adjustment Retention and the Buyer will have no further obligation in relation to the Completion Accounts Adjustment Retention.

4.8 if the Completion Accounts Adjustment Amount is a number which is greater than positive US$1 (the "Positive Collar Amount") then, in addition to its obligations under clause 4.7, within ten (10) Business Days of the Completion Accounts becoming final and binding in accordance with this clause 4, the Buyer shall pay an amount equal to the amount by which the Completion Accounts Adjustment Amount exceeds the Positive Collar Amount in cleared funds and by way of electronic funds transfer, to the Paying Agent Account for the benefit of the Sellers and for allocation amongst the Sellers in the Agreed Proportions, which payment shall constitute a good and sufficient discharge by the Buyer of its obligations to pay that amount and the Buyer shall not be concerned to see the application of the monies so paid;

4.9 If the Completion Accounts Adjustment Amount is a negative number in excess of the Negative Collar Amount (for example, negative US$2) then, within ten (10) Business Days of the Completion Accounts becoming final and binding in accordance with this clause 4:

(a) in the event that the amount of the Completion Accounts Adjustment Amount is a negative number between the Negative Collar Amount and negative US$3,000,001 (the "Tipping Point Amount"), the Buyer shall pay to the Paying Agent for allocation amongst the Sellers in the Agreed Proportions a sum equal to the amount by which the Tipping Point Amount is a larger negative number than the Completion Accounts Adjustment Amount and the Buyer will have no further obligation in relation to the Completion Accounts Adjustment Retention; and

(b) in the event that the Completion Accounts Adjustment Amount is a larger negative number than the Tipping Point Amount, no additional amounts shall be paid in respect of the Purchase Price by the Buyer (and the Buyer will have no further obligation in relation to the Completion Accounts Adjustment Retention) and each of the Sellers (each of whom shall be severally liable for such amount) shall pay to the Buyer in cash, in US Dollars and in cleared funds, by electronic transfer to an account designated by the Buyer in writing, an amount equal to the relevant Agreed Proportions of an amount equal to "C", where "C" is equal to the amount by which the Completion Accounts Adjustment Amount is a larger negative figure than the Tipping Point Amount.

Leakage

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4.10 Each Seller severally warrants and undertakes to the Buyer that there has been no Leakage in the period from (and including) the Effective Time up to (and including) the date of this agreement.

4.11 In the event of any breach of clause 4.10, the Buyer may recover any amount of Leakage, on a US$ for US$ basis, from (at its election):

(a) the Seller who received or benefited from such Leakage or whose Associate received or benefitted from such Leakage ("Leakage Seller"), and the Leakage Seller shall on demand from the Buyer, pay an amount in cash equal to such Leakage to the Buyer which shall be treated as an adjustment to the Purchase Price; and/or

(b) the Warranty Retention Sum by making a Warranty Retention Claim in accordance with clause 9.

4.12 For the purposes of clause 4.11:

(a) a Seller shall be deemed to have received and benefitted from any Tax Leakage to the extent that it arises in consequence of any other limb of Leakage they have received or benefited from or whose Associate has received or benefitted from; and

(b) where Leakage occurs without any Seller receiving or benefiting from such Leakage, all Participating Sellers will be deemed to be Leakage Sellers in their Agreed Warranty Retention Proportions.

4.13 For the avoidance of doubt, clause 8 shall not apply to any claim by the Buyer under clauses 4.10 or 4.11.

5. Completion

5.1 Completion shall take place simultaneously upon the execution of this agreement by the Buyer and each of the Sellers in accordance with clause 15.7.

5.2 The provisions of schedule 4 shall apply.

5.3 On Completion the Buyer shall:

(a) pay the Purchase Price, less (a) the Completion Accounts Adjustment Retention, (b) the Warranty Retention, (c) the D Share Acquisition Retention Amount and (d) the D Share Disposal Retention Amount, by electronic funds transfer in the manner specified in clause 3.2, which payment shall constitute a good and sufficient discharge by the Buyer of its obligations to pay that amount and the Buyer shall not be concerned to see the application of the monies so paid (and for the avoidance of doubt, the Buyer's payment to the Paying Agent under clauses 3.5 and 3.6 shall constitute a good and sufficient discharge by the Buyer of its obligations to pay those amounts and the Buyer shall not be concerned to see the application of the monies so paid);

(b) deliver a letter confirming that it has become a registrable relevant legal entity (within the meaning of section 790C of the Companies Act) in relation to the Company and confirming the required particulars under section 790K of the Companies Act for the purposes of updating the Company's PSC register;

(c) pay to the Paying Agent Account on behalf of the Company an amount equal to the aggregate of the Shareholder Loans Amount; and

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(d) pay to the HSBC Loan Account on behalf of the Company an amount equal to the aggregate of the HSBC Loan Amount.

5.4 The Buyer shall not be obliged to complete the purchase of any of the Sale Shares unless the purchase of all the Sale Shares is completed simultaneously.

5.5 Provided that the Buyer pays to the Paying Agent Account the Shareholder Loan Amount pursuant to clause 5.3(c), each Seller acknowledges and confirms to the Buyer that, save and except for any accrued but unpaid salary owed to the Seller in each case in the ordinary course and in such Seller's capacity as an Employee, as at Completion such Seller has no Claim or right of action (whether in respect of any breach of contract, compensation for loss of office or monies due to such Seller or on any account whatsoever) against any Group Company and/or any Director, other officer or Employee (together, the "Released Persons") and that no agreement or arrangement is outstanding under which any of the Released Persons has or could have any obligation of any kind towards that Seller.

5.6 Notwithstanding clause 5.5 and provided that the Buyer pays to the Paying Agent Account the Shareholder Loan Amount pursuant to clause 5.3(c), to the extent that any Claim, right of action or liability referred to in clause 5.5 exists or may exist, each Seller irrevocably and unconditionally waives such Claim, right of action or liability and agrees to release and discharge the Released Persons and/or the relevant Group Company (as applicable) from any liability whatsoever in respect of such Claim, right of action or liability.

5.7 Each of the Released Persons and each Group Company may enforce the terms of clauses 5.5 and 5.6.

6. Post-Completion

6.1 Following Completion, the Sellers shall promptly execute all such documents and deeds and do all such acts and things as the Buyer may from time to time reasonably require to:

(a) transfer to the Buyer the legal and beneficial ownership of the Sale Shares; or

(b) otherwise give full effect to this agreement.

6.2 Each Seller, to secure the Buyer's interests under this agreement, irrevocably, unconditionally and severally appoints the Buyer and each director of the Buyer to be that Seller's attorney with effect from Completion pending the Buyer's registration as a member of the Company with power on that Seller's behalf to execute and deliver all deeds and documents and to do all acts and things and exercise all rights which the Buyer would be entitled to execute, deliver, do and exercise if the Buyer was registered as the holder of Sale Shares with power to sub-delegate this power and power to appoint a substitute attorney in addition to the Buyer and/or such directors.

6.3 With effect from Completion, each Seller agrees that for so long as any Sale Share remains registered in such Seller's name such Seller will:

(a) not exercise any of such Seller's rights as a member of the Company or appoint any other person, other than the Buyer or the Buyer's nominee, to exercise such rights; and

(b) hold on behalf of and pay or deliver to the Buyer any distributions or notices, documents or other communications which may be received after Completion by such Seller in that Seller's capacity as a member of the Company from the Company or any third party.

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6.4 Following Completion, the Warrantors shall promptly (and in any case within 10 Business Days) procure and deliver to the Buyer:

(a) a deed of release in agreed form executed by HSBC Innovation Bank Limited in respect of Encumbrances affecting the rights or assets of any Group Company, including:

(i) charges against the Company created on 31 July 2024 and 3 May 2024 in favour of HSBC Innovation Bank Limited;

(ii) charge against HDI created on 28 November 2024 in favour of HSBC Innovation Bank Limited; and

(iii) charges against Sports Loyalty Card Limited created on 31 July 2024 and 3 May 2024 in favour of HSBC Innovation Bank Limited; and

(b) all documentation, forms and other document necessary to cancel the existing bank mandates of each Group Company and replace them with new mandates as requested by the Buyer; and

(c) the current register of members for HDI.

6.5 Following Completion, the Warrantors shall promptly (and in any case within 20 Business Days) procure and deliver to the Buyer confirmatory IP assignment deeds in favour of the Company in agreed form from the following parties:

(a) each of Deane Consultancy Ltd and Matthew Deane; and

(b) each of GB Test Solutions Ltd and Gareth Burnside.

6.6 Following Completion, the Warrantors shall provide all necessary security credentials (which will be valid and not altered, and are not subject to revocation, by any person either upon or following Completion) to permit the Buyer's nominated personnel to obtain access to the repository in which the source code for the Proprietary Software (other than any which is the subject of the Licenses-In) is held

7. Warranties and Indemnities

7.1 The Warrantors severally warrant to the Buyer that the Warranties (other than the Title and Capacity Warranties) are at the date of this agreement true and accurate.

7.2 Each Seller severally warrants to the Buyer that the following matters are at the date of this agreement true and accurate:

(a) that Seller is the sole legal and beneficial owner of the number of Sale Shares listed against his or her name in schedule 1;

(b) that Seller is not a minor, person of unsound mind or otherwise under any legal disability;

(c) that Seller's Sale Shares are fully paid or credited as fully paid and constitute the whole of his or her interest in the allotted and issued share capital of the Company;

(d) there is no Encumbrance on, over or affecting the Sale Shares stated to be held by that Seller in schedule 1, there are no arrangements or obligations to create any such Encumbrances and no Claim has been made by any person:

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(i) that such person is entitled to any such right or has the benefit of any such Encumbrance; or

(ii) to be entitled to any such right or the right to have an Encumbrance on such Sale Shares created in that person's favour;

(e) that Seller has power to enter into and to perform his or her obligations under each Transaction Document to which he or she is party which will, when executed, constitute binding obligations on such Seller in accordance with the terms of each such Transaction Document;

(f) the execution and delivery of, and the performance by that Seller of his or her obligations under, each Transaction Document to which he or she is party:

(i) does not require the consent of any third party; and

(ii) will not result in a breach of or entitle any third party to terminate or avoid any agreement, arrangement, order, judgment or decree of any court or any governmental agency to which that Seller is a party or by which that Seller or any of that Seller's assets is bound or from which that Seller benefits; and

(g) either:

(i) no Insolvency Event has occurred in relation to that Seller;

or that Seller has not:

(ii) had a bankruptcy petition presented against them or been declared bankrupt;

(iii) been served with a statutory demand or is unable to pay any debts within the meaning of Applicable Law including the Insolvency Act 1986;

(iv) entered into or has proposed to enter into any composition or arrangement with or for his or her creditors (including an individual voluntary arrangement); or

in each case as applicable.

7.3 Notwithstanding anything contained in this agreement to the contrary, each Warrantor acknowledges and agrees that:

(a) neither the Buyer nor any other person is making any representations or warranties whatsoever, express or implied, at law or in equity, and that it is not relying on any other representations or warranties other than the Buyer Warranties;

(b) neither the Buyer nor any other person has made or is making any representation or warranty, express or implied, as to the accuracy or completeness of any information, data or statement regarding the Buyer, including in respect of the business, operations, prospects or condition (financial or otherwise) of the Buyer, or the accuracy or completeness of any document, projection, material, statement or other information not expressly set forth by the Buyer in the Buyer Warranties, and neither the Buyer nor any other person will have or be subject to any obligation or liability to any other person resulting from the distribution to any of the Sellers or their respective Connected Persons or any of their respective representatives, or their respective use of, any such information,

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including any other publications or information provided to any of the Sellers or their respective Connected Persons or any of their respective representatives, or any other document or information in any form provided to any of the Sellers or their respective Connected Persons or any of their respective representatives in connection with the consummation of the Transaction;

(c) it has conducted, to its satisfaction, its own independent investigation and verification of such matters as it has deemed appropriate in connection with the Transaction;

(d) it has received, or been given access to, all information concerning the Buyer as it has requested or required in connection with the Transaction;

(e) in making its determination to proceed with the Transaction, it has relied solely on the results of its own independent investigation and verification; and

(f) it is an informed and sophisticated person, and has engaged advisors if it deems necessary in connection with the Transaction.

7.4 The Buyer acknowledges and agrees that the Sellers do not give or make any warranty or representation as to the accuracy of the forecasts, estimates, projections, statements of intent or statements of opinion provided to the Buyer or any of its directors, officers, employees, agents or advisers on or prior to the date of this agreement, including in the documents provided in the Data Room.

7.5 Where a Warranty is qualified by the expression "so far as the Warrantors are aware" or a similar expression, such Warranty shall be deemed to refer to the actual knowledge of the Warrantors and to such additional awareness as the Warrantors would have if they had made all reasonable enquiry of each other, the Directors and company secretary of each of the Group Companies, Melanie Coppin, Killian O'Rawe, Jamie Samaha, Yekaterina Gusin, James House, Peter West, Sheikh Mohammed, Gavin Dein and Nick Hynes.

7.6 Each Seller undertakes to the Buyer and to each Group Company that such Seller will unconditionally and irrevocably waive any right which that Seller may have and not make any Claim in respect of any misrepresentation, inaccuracy or omission in or from any information or advice supplied by any Group Company or its Directors, officers, Employees, Consultants or Advisers in connection with the entering into of this agreement, the giving of the Warranties and the preparation of the Disclosure Letter.

Buyer Warranties

7.7 The Buyer warrants to the Sellers that each of the Buyer Warranties is true and accurate as at the date of this agreement.

7.8 Each of the Buyer Warranties shall be construed as being separate and independent and (except where expressly provided to the contrary) shall not be limited or restricted by reference to or inference from the terms of any other Buyer Warranties.

Indemnities

7.9 The Warrantors shall indemnify the Buyer against and keep indemnified the Buyer against (or shall pay to the Buyer the amount which if paid to any relevant Group Company would indemnify that Group Company against) all Loss arising in respect of or in connection with:

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(a) any failure by the Company or any Group Company to properly calculate, accrue for, or pay holiday pay (including annual leave entitlement under the Working Time Regulations 1998);

(b) any misclassification by the Company or any Group Company of the employment or other status Peter West (including through Regulus) or Andrew Ogilvie (including through any company) as a self employed contractor if that individual should properly have been classified as an employee or worker;

(c) any other misclassification by the Company or any Group Company of the status of a self-employed contractor if that individual should properly have been classified as an employee or worker for employment law or any other purposes;

(d) any failure by the Company or any Group Company to comply with the Employment Regulations or any other legal obligation relating to the transfer of the HDI Employees;

(e) save for remuneration of wages, salary, and contractual benefits payable in the ordinary course of a HDI Employee's employment since the most recent salary payment date, all obligations and other employment liabilities whatsoever (whether expressed or implied and whether under contract, statute, by operation of law or otherwise) arising out of or in connection with:

(i) the employment of any HDI Employee that arises in or relates to the period prior to the Completion Date; or

(ii) the termination of employment of any HDI Employee (other than in the ordinary course of business, including for the avoidance of doubt a resignation unless such resignation is in response to a serious breach of the HDI Employee's contract of employment) where notice for which is given on or prior to the Completion Date;

(f) in respect of the premises at Second Floor, Arnott House, 12-16 Bridge Street, Belfast:

(i) termination of the lease over the premises at Second Floor, Arnott House, 12-16 Bridge Street, Belfast as a result of the landlord issuing notice to terminate as a result of any failure to obtain the landlord's consent to a change of control of any Group Company; and

(ii) any Loss suffered as a result of the Company being required to vacate such premises due to lack of leasehold interest;

(g) termination of the lease over the premises at Level 6, Unit IH-00-01-06-OF-05, Innovation One, DIFC, Dubai as a result of the landlord issuing notice to terminate as a result of any failure to obtain DIFC Investments Ltd's consent to a change of control of any Group Company;

(h) any unauthorised access to, or use of, customer-linked voucher codes in any period prior to the implementation of enhanced audit logging. For the avoidance of doubt, the Sellers' obligations under this clause 7.9(h) shall apply regardless of whether the Sellers had any knowledge, information or awareness of such incidents at Completion or at any time prior to Completion;

(i) any fines or penalties incurred in connection with or arising out of the period of working for Sports Loyalty Card Limited by an employee who was employed by HDI under a visa sponsorship arrangement, prior to the termination of that employee's employment by HDI on 19 December 2025; and

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(j) any inaccuracy, error, omission, misdescription or defect in the Company's register of members in relation to the Sale Shares registered in the name of Sharon Gater, either in her personal capacity or as executor for the estate of Drew Hulme or in any other capacity.

7.10 If the contract of employment of any HDI Employee did not transfer as if originally made between the Company or relevant Group Company and the HDI Employee as a result of the application of the Employment Regulations, the Buyer may offer the Employee employment on terms no less favourable than the terms upon which the Employee was employed immediately prior to the Transfer Date, such employment to take effect from the Completion Date and Warrantors shall procure that HDI release the HDI Employee as soon as reasonably practicable.

7.11 Without prejudice to clause 7.10, if, as a result of the provisions of the Employee Regulations or section 218(2) of the Employment Rights Act 1996 ("section 218"), any contract of employment or collective agreement which is alleged should have transferred with the HDI Employees on the Transfer Date but has not so transferred and which has not been Disclosed but has effect as if originally made between the Company or relevant Group Company and a person (other than a HDI Employee, but a person who was engaged or employed by HDI or any subcontractor but did not so transfer) or the relevant trade union then (without affecting any other rights or remedies which the Buyer might have):

(a) the Buyer may, upon becoming aware of the application of the Regulations or section 218 to any such contract of employment or collective agreement, immediately terminate it; and

(b) the Warrantors shall indemnify and keep indemnified the Buyer against all Loss, which the Buyer may suffer or incur and which arise out of or in connection with such contract of employment or collective agreement or its or their termination pursuant to clause 7.11(a) above.

8. Limitations

Limitations not to apply

8.1 The limitations set out in clauses 8.1 to 8.21 shall not apply to a Claim under this agreement against a Seller (including, for the avoidance of doubt, a Warrantor or a Tax Covenantor) which is (or the delay in discovery of which is) the consequence of fraud or dishonesty on the part of the relevant Seller, Warrantor or Tax Covenantor.

Time limits

8.2 Subject to clause 8.9, the rights of the Buyer in respect of any Claim for breach of any Warranty (other than a Tax Warranty or Fundamental Warranty or Title and Capacity Warranty) shall only be enforceable if the Buyer gives written notice to the Sellers' Agent on or before the second anniversary of Completion. Such notice shall be given as soon as reasonably practicable after the Buyer becoming aware of it and so far as practicable provide reasonable details of the circumstances giving rise to the Claim and the Buyer’s reasonable estimate of the amount of Losses which are, or are to be, the subject of the Claim.

8.3 Subject to clause 8.9, the rights of the Buyer in respect of any Claim made under:

(a) the Tax Covenant or in respect of any Claim for breach of a Tax Warranty shall only be enforceable if the Buyer gives written notice to the Sellers (or the Sellers' Agent); or

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(b) a Fundamental Warranty shall only be enforceable if the Buyer gives written notice to the Sellers (or the Sellers' Agent),

in each case, on or before the seventh anniversary of Completion and such notice shall provide reasonable details of the circumstances giving rise to the Claim and the Buyer’s reasonable estimate of the amount of Losses or Tax Liability in respect of a Claim under the Tax Covenant, which are, or are to be, the subject of the Claim.

8.4 None of the Sellers shall plead that any claim made under the Tax Covenant or in respect of any Claim for breach of a Tax Warranty or a Fundamental Warranty is excluded under the Limitation Act 1980.

Maximum Claims

8.5 The maximum aggregate liability of:

(a) the Warrantors and the Tax Covenantors for:

(i) all Claims for breach of the General Warranties and breach of the indemnities at clauses 7.9(b) to 7.9(j) (inclusive) or 7.11(b) shall not exceed US$47,000,000;

(ii) all Tax Claims shall not exceed US$117,500,000;

(iii) all Claims for breach of the indemnity at clause 7.9(a) shall not exceed £332,000 (pounds sterling); and

(iv) all Claims for breach of all Fundamental Warranties shall not exceed an aggregate amount of the Purchase Price payable to the Participating Sellers; and

(b) each Seller for breach of the Title and Capacity Warranties shall not exceed the amount of the Purchase Price paid to such Seller (but including any Completion Accounts Adjustment Retention and, to the extent applicable to such Seller, Warranty Retention until such amounts are paid).

8.6 The aggregate liability of each Seller in respect of all claims made against them under or in connection with this agreement (including any Claim for breach of a Title and Capacity Warranty), including, without limitation, any liability for costs and interest, shall not exceed the amount of the Purchase Price paid to such Seller (but including any Completion Accounts Adjustment Retention and, to the extent applicable to such Seller, Warranty Retention until such amounts are paid) in accordance with this agreement.

Threshold

8.7 The Buyer shall not be entitled to recover in respect of any breach of any Warranty excluding any Tax Warranty or Fundamental Warranty or Title and Capacity Warranty where the liability resulting from the breach is less than US$25,000 and any such liability of less than US$25,000 shall be disregarded in computing the figure of US$1,000,000 referred to in clause 8.8.

8.8 The Warrantors shall not be liable in respect of any Claim for breach of any Warranty excluding any Tax Warranty or Fundamental Warranty or Title and Capacity Warranty unless the total cumulative liability of the Warrantors in respect of all such Claims exceeds US$1,000,000 (in which event the Warrantors shall be liable for the whole of such liability and not merely for the excess).

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Contingent liabilities

8.9 The time limits in clauses 8.2 and 8.3 shall not limit any Claim in respect of a liability which is contingent or unascertained where written notice of the Claim (giving so far as practicable the amount and details of such Claim) is given to the Sellers' Agent before the expiry of the relevant periods specified in those clauses.

8.10 The Sellers shall not be liable for any Warranty Claim in respect of any liability which is contingent unless and until such contingent liability becomes an actual liability and is due and payable but without prejudice to the ability of the Buyer to notify such a Claim within the relevant periods in clauses 8.2 and/or 8.3 notwithstanding that at the time of notification such Claim may relate to a contingent liability.

Disclosure Letter

8.11 The Warrantors shall be under no liability under the Warranties (other than the Title and Capacity Warranties or Fundamental Warranties) in respect of any matter to the extent that the matter or circumstance giving rise to such liability was Disclosed.

8.12 Nothing in the Disclosure Letter shall limit the Warrantors' liability under the Tax Covenant or the Indemnities.

Tax

8.13 The provisions of schedule 7 apply in this agreement in relation to Tax.

Currency

8.14 Where it is necessary to determine whether a monetary limit or threshold set out in this clause 8 has been reached or exceeded (as the case may be) and the value of the relevant Claim or any of the relevant Claims is expressed in a currency other than USD, the value of each such Claim shall be translated into USD at the prevailing exchange rate applicable to that amount of that non-USD currency by reference to the mid-point spot exchange rates as published by Bloomberg on the Business Day preceding the date of receipt by the Sellers of a written notification from the Buyer in accordance with clause 8.2 or clause 8.3 of the relevant Claim or, if such day is not a Business Day, on the Business Day immediately preceding such day.

8.15 Conduct of Third Party Claims

(a) Subject to clause 8.15(b), if the Buyer or any of its Affiliates (including, from Completion, any Group Company) becomes aware of any claim, action or demand against it or any matter which the Buyer considers (acting reasonably) is likely to give rise to any Claim under the Warranties (other than the Title and Capacity Warranties or the Tax Warranties) (a "Third Party Claim"), then the Buyer shall (and, in the case of clause 8.15(a)(iii) shall procure that its Affiliates (including, from Completion, each Group Company) shall):

(i) as soon as reasonably practicable and in any event within the time limits specified in clause 8.2 and 8.3, give written notice to the Warrantors of such Third Party Claim giving, so far as possible, reasonable details thereof;

(ii) consult with the Warrantors in relation to each material development in the conduct of any negotiations and/or proceedings arising in connection with such Third Party Claim and take into consideration any reasonable comments received from the Warrantors in good faith, provided that, subject to clause 8.15(a)(iii), the Buyer shall have sole control of the

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conduct of such Third Party Claim and shall have the final decision (acting in its sole discretion) in respect of all relevant matters in connection with such Third Party Claim; and

(iii) subject to the Warrantors indemnifying the Buyer and each Affiliate of the Buyer (including, from Completion, any Group Company) in a form reasonably satisfactory to the Buyer against any liability, cost (including without limitation all legal and professional costs), damage or expense which may be properly incurred or, as the case may be, increased, thereby (but without thereby implying any admission of liability on the part of any relevant Warrantor):

(A) take such action as the Sellers' Agent or relevant Warrantor may reasonably request to avoid, dispute, deny, defend, resist, appeal, compromise or contest the Third Party Claim;

(B) not make any admissions in relation to the Third Party Claim by or on behalf of the Buyer or any of its Affiliates; and

(C) not compromise, dispose of or settle without the written consent of the Sellers' Agent ,

PROVIDED THAT this clause 8.15(a)(iii) shall not apply in the event that the Buyer (acting reasonably) considers that not undertaking, or undertaking, any action which would otherwise be required or prevented (as applicable) by this clause 8.15(a)(iii) would be materially prejudicial to any relationship with a regulator or material customer or supplier of the Buyer or any of its Affiliates or to the goodwill of the Buyer or any of its Affiliates.

(b) In relation to any Third Party Claim each of the Warrantors shall use their reasonable endeavours to provide the Buyer and the Company with all co-operation, information, documentation and assistance as may be requested by the Buyer and/or the Company in connection therewith.

(c) The obligations of the Buyer under clause 8.15 shall apply subject to Applicable Law.

No double recovery

8.16 The Buyer agrees that neither it nor any of its Affiliates shall be entitled to recover damages or otherwise claim reimbursement or restitution in respect of a damage or loss to the extent of the amount the Buyer or any of its Affiliates has already recovered in respect of the same damage or loss.

Matters arising subsequent to this agreement

8.17 The Warrantors' liability for any Claim under the Warranties (other than the Title and Capacity Warranties, Fundamental Warranties and the Tax Warranties) shall be reduced to the extent that it arises or is increased as a result of:

(a) Changes in legislation:

(i) the passing of, or a change in, any law, rule, regulation, treaty, constitution, order or administrative action, not in force on or prior to the date of this agreement;

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(ii) any change after the date of this agreement of any interpretation or application of any of the foregoing or in the enforcement policy or practice of the relevant authorities;

(iii) the withdrawal of any extra-statutory concession or other agreement or arrangement currently granted by or made with any governmental authority (including any Tax Authority) whether or not having the force of law, at or after the date of this agreement; and

(iv) a change after the date of this agreement in the rate of Tax.

(b) any matter or thing done or omitted to be done pursuant to and in compliance with this agreement or any other Transaction Document or otherwise at the request in writing or with the approval in writing of the Buyer;

(c) any act, omission or transaction of the Buyer or any member of the Buyer’s Group or any of the Group Companies, or their respective directors, officers, employees or agents, after Completion;

(d) any change in accounting or Tax policy, bases or practice of the Buyer or the Buyer’s Group introduced or having effect after the Completion.

Losses

8.18 The Sellers shall not be liable for any Warranty Claim (other than with respect to a Claim for breach of a Fundamental Warranty or breach of a Title and Capacity Warranty) in respect of any loss of profit, loss of goodwill or any indirect or consequential losses.

Provisions

8.19 The Sellers shall not be liable for any Warranty Claim (other than with respect to a Claim for breach of a Fundamental Warranty or Title and Capacity Warranty or a Tax Warranty Claim) if and to the extent that an allowance, provision or reserve is made in the Accounts or the Completion Accounts for the matter giving rise to the Warranty Claim.

Buyer’s Knowledge

8.20 The Sellers shall not be liable for any Warranty Claim (other than with respect to a Claim for breach of a Fundamental Warranty or Title and Capacity Warranty) if and to the extent that the facts, matters or circumstances giving rise to the Warranty Claim were actually known by any of the following employees of the Buyer who were involved in negotiating the acquisition of the Company, namely Frederick Onorato, Marcel Reichart, Maysam Nabavi, Crispin Lowery and Arthur Yao.

Mitigation

8.21 Nothing in this agreement shall, or shall be deemed to, relieve or abrogate the Buyer of any common law duty to mitigate any loss or damage arising from, or in respect of, a Claim under the Warranties or any other provision of this agreement.

Claims against the Buyer

8.22 No claim for breach of the Buyer Warranties or otherwise under this agreement may be brought against the Buyer unless the Sellers' Agent has given written notice to the Buyer of such claim on or before the second anniversary of Completion.

8.23 The maximum liability of the Buyer for all Claims for breach of the Buyer Warranties shall not exceed US$117,500,000.

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8.24 The maximum liability of the Buyer for all Claims under this agreement shall not exceed of the aggregate amount of the Purchase Price payable to the Sellers.

9. Retention

9.1 On any Warranty Retention Claim being Determined, the Buyer may give written notice to the Sellers' Agent stating:

(a) the grounds on which the Buyer believes the Warranty Retention Claim to have been Determined; and

(b) the amount of the Warranty Retention Claim as Determined,

and such amount of the Warranty Retention shall not be paid to the Warrantors or Tax Covenantors, as appropriate.

9.2 The amount of the Warranty Retention Sum shall not be regarded as imposing any limit on the amount of any Claims under this agreement.

9.3 In the event that any Warranty Retention Claim has been notified by the Buyer to the Sellers' Agent prior to Release Date 1 or Release Date 2 or Release Date 3, but the relevant Warranty Retention Claim has not been Determined by Release Date 1 or Release Date 2 or Release Date 3 respectively:

(a) the Buyer and the Sellers' Agent shall (in each case acting reasonably and in good faith) seek to agree an estimate of the amount of the Warrantors' or Tax Covenantors', as appropriate, prospective liability in respect thereof (including the costs and expenses of the Buyer) (an "Agreed Estimated Claim Amount") or, if the parties are unable to agree such estimated amount by the date which falls three Business Days prior to the relevant Release Date, the Buyer shall (acting reasonably and in good faith) determine such amount itself (a "Buyer Estimated Claim Amount");

(b) following an Agreed Estimated Claim Amount having been agreed or a Buyer Estimated Claim Amount having been determined in accordance with clause 9.3(a), the Buyer shall, subject to clause 9.3(c), be permitted to withhold an amount equal to the Agreed Estimated Claim Amount or the Buyer Estimated Claim Amount (as applicable) from the Warranty Retention Sum (the "Withheld Amount") until the Warranty Retention Claim is Determined;

(c) if the Sellers' Agent does not agree that the Buyer Estimated Claim Amount represents a reasonable estimate of the Warrantors' or Tax Covenantors', as appropriate, prospective liability in relation to the Warranty Retention Claim, the Sellers' Agent may, by serving written notice on the Buyer, refer the claim to an independent barrister of at least seven years’ call as agreed between the Buyer and the Sellers' Agent (and in the event of a failure by the parties to agree, appointed by the Chairman of the Bar council from time to time) (the "Barrister") to determine a reasonable estimate of the amount of the Warrantors', or Tax Covenantors', as appropriate, prospective liability in respect of the Warranty Retention Claim. If the Buyer Estimated Claim Amount exceeds the amount determined by the Barrister, the Withheld Amount will be adjusted so that the amount of the excess is released to the Warrantors or Tax Covenantors, as appropriate, in accordance with clause 9.5 , save to the extent that it is to be withheld pursuant to this clause 9 in relation to another Warranty Retention Claim.

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9.4 Subject to clause 8, if the sum to which the Buyer is entitled in relation to a Warranty Retention Claim exceeds the Warranty Retention, the Warrantors shall promptly pay an amount equal to such excess to the Buyer in accordance with clause 15.12.

Release of Retention

9.5 The Warranty Retention will be released as follows:

(a) on Release Date 1, the Buyer shall pay to the Paying Agent Account to be allocated to the Participating Sellers in the Agreed Warranty Retention Proportions, an amount equal to the Warranty Retention Sum less the Warranty Retention 2 and less any amounts withheld pursuant to clauses 9.1, 9.2 and/or 9.3;

(b) on Release Date 2, the Buyer shall pay to the Paying Agent Account to be allocated to the Participating Sellers in the Agreed Warranty Retention Proportions, an amount equal to the then current Warranty Retention Sum less the Warranty Retention 3 and less any amounts withheld pursuant to clauses 9.1, 9.2 and/or 9.3; and

(c) on Release Date 3, the Buyer shall pay to the Paying Agent Account to be allocated to the Participating Sellers in the Agreed Warranty Retention Proportions, an amount equal to the then current Warranty Retention Sum and less any amounts withheld or to be paid pursuant to clauses 9.1, 9.2 and/or 9.3.

10. Non-competition

Restrictions

10.1 Each Covenantor undertakes with each of the Buyer and each Group Company that after Completion such Covenantor will not (and will procure that none of his or her Affiliates will) either directly or by an agent and either on such Covenantor's own account or by or in association with or for the benefit of any other person directly or indirectly:

(a) for the period of two years following Completion:

(i) take up or hold or seek to take up or hold any office in or with any business which is engaged in the Business within the Prohibited Area;

(ii) take up or hold any post or position which enables such Covenantor to exercise whether directly or by an agent and whether on such Covenantor own account or in association with or for the benefit of any other person a controlling influence over any business which is engaged in the Business within the Prohibited Area; or

(iii) take up or hold any employment, engagement or consultancy with any person which is engaged in the Business within the Prohibited Area,

which results or would result in such Covenantor being engaged in business activities which are in competition with the Business; but this clause shall not preclude such Covenantor from being (or seeking to be) engaged by a company whose activities include the Business so long as such Covenantor is not directly or indirectly engaged in or otherwise responsible for the Business;

(b) for the period of two years following Completion and within the Prohibited Area either directly or by an agent and either on such Covenantor's own account or by or in association with any other person or otherwise directly or indirectly engage or seek to engage in any capacity in the Business and that such

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Covenantor may hold as an investment not more than one per cent. of the issued share capital of any company / a company listed or quoted on a market operated by a recognised investment exchange;

(c) for the period of two years following Completion and within the Prohibited Area deal with any Customer in connection with any goods or services competing with those provided by any Group Company in the course of the Business; but this shall not preclude such Covenantor from dealing with a company whose activities include the Business so long as such Covenantor does not either directly or indirectly deal in goods or services competing with the Business as carried on by any Group Company as at Completion;

(d) for the period of two years following Completion and within the Prohibited Area canvass, solicit, approach or seek out or cause to be canvassed, solicited, approached or sought out or by any other means endeavour to entice away from any Group Company any person for orders or instructions in respect of any goods or services provided to or supplied by any Group Company in the course of the Business and with whom any Group Company has transacted the Business as a Customer or as a Supplier;

(e) for the period of two years following Completion and within the Prohibited Area solicit or seek to entice away from any Group Company, or aid or assist any other person or persons in employing or otherwise retaining the services of anyone who is, at Completion, an Employee or a Consultant and who:

(i) is employed or engaged in the Business in:

(A) research or development (including product development);

(B) sales, marketing or distribution including establishing or maintaining relationships or dealings with Customers; or

(C) establishing or maintaining relationships or dealings with Suppliers,

in each case otherwise than in a junior administrative or secretarial capacity;

(f) for the period of two years following Completion and within the Prohibited Area employ or otherwise retain the services of any of such person as is mentioned in clause 10.1(e) otherwise than in a junior administrative or secretarial capacity;

(g) for the period of two years following Completion represent any connection with or interest in the Business or

(h) use, register, apply to register or hold any Prohibited Name or anything which in the reasonable opinion of the Buyer is confusingly similar to any Prohibited Name anywhere in the world.

10.2 Each Covenantor undertakes to each of the Buyer and each Group Company that such Covenantor shall not, directly or indirectly, do or say anything in writing or otherwise which may be harmful to the reputation of any Group Company or any of their future, current or former Directors, officers, contractors, agents, clients, shareholders or Employees.

10.3 Each Covenantor acknowledges that the undertakings in clauses 10.1(a) to 10.1(h) and 10.2 are fair and reasonable; are integral to the terms on which the Buyer has agreed to purchase the Sale Shares and necessary for the implementation of the purchase; and

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that each of them is to be construed and take effect independently of the others as a separate undertaking by each Covenantor in relation to such Covenantor and/or such Covenantor's interests and shall be enforceable by the Buyer and each Group Company separately and independently of any right to enforce any one or more of the other undertakings contained in those clauses.

10.4 The undertakings in clauses 10.1(a) to 10.1(h) and 10.2 are intended for the benefit of, and shall be enforceable by, each of the Buyer and each Group Company, and shall apply to actions carried out by the relevant Covenantor in any capacity (including as shareholder, partner, director, principal, consultant, officer, employee, agent or otherwise) and whether directly or indirectly, on such Covenantor's own behalf or on behalf of, or jointly with, any other person.

10.5 If a breach of clauses 10.1(a) to 10.1(h) or 10.2 occurs, each of the Covenantors and the Buyer agree that damages alone are likely not to be sufficient compensation and that injunctive relief is reasonable and is likely to be essential to safeguard the interests of the Buyer and of any Group Company and that injunctive relief (in addition to any other equitable remedies) may (subject to the discretion of the courts) be obtained.

10.6 No Covenantor shall be treated as committing a breach or violation of the provisions of clauses 10.1(a), 10.1(b), 10.1(f) or 10.1(g) solely when properly acting as a Director, Consultant or Employee.

10.7 Notwithstanding other provisions of this clause 10, each of the Covenantors may acquire an interest in any person engaged in the Business in the Prohibited Area provided that:

(a) the relevant Covenantor shall notify the Buyer of such potential acquisition;

(b) the Buyer shall, within 30 calendar days from the date of receipt of the notice pursuant to clause 10.7(a), confirm in writing to the relevant Covenantor whether the Buyer intends to pursue such acquisition;

(c) where the Buyer confirms its intention to pursue the acquisition pursuant to clause 10.7(b), the Buyer shall have 90 calendar days from the date of such confirmation to enter into binding legal documents in relation to the acquisition; and

(d) if the Buyer:

(i) fails to confirm its intention to pursue the acquisition in accordance with clause 10.7(b); or

(ii) having confirmed its intention pursuant to clause 10.7(b), fails to enter into binding legal documents in relation to the acquisition within the period specified in clause 10.7(c) ,

the relevant Covenantor may proceed to acquire an interest in such person.

11. Guarantee

11.1 The RCC Guarantor unconditionally and irrevocably guarantees to the Buyer the due and punctual performance and observance by Regulus of all its obligations, commitments, undertakings and warranties under or pursuant to this agreement (the “RCC Guaranteed Obligations”) to the extent of any limit on the liability of Regulus in this agreement.

11.2 If and whenever Regulus defaults for any reason whatsoever in the performance of any of the RCC Guaranteed Obligations, the RCC Guarantor shall forthwith upon demand unconditionally perform (or procure performance of) and satisfy (or procure the

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satisfaction of) the RCC Guaranteed Obligations in regard to which such default has been made in the manner prescribed by this agreement and so that the same benefits shall be conferred on the Buyer as it would have received if the RCC Guaranteed Obligations had been duly performed and satisfied by Regulus.

11.3 This guarantee is to be a continuing guarantee and accordingly is to remain in force until all the RCC Guaranteed Obligations shall have been performed or satisfied. This guarantee is in addition to and without prejudice to and not in substitution for any rights or security which the Buyer may now or hereafter have or hold for the performance and observance of the RCC Guaranteed Obligations.

11.4 As a separate and independent stipulation the RCC Guarantor agrees that any of the RCC Guaranteed Obligations (including any moneys payable) which may not be enforceable against or recoverable from Regulus by reason of the dissolution, amalgamation or reconstruction of Regulus or any other fact or circumstances (other than any limitation imposed by this agreement) shall nevertheless be enforceable against and recoverable from the RCC Guarantor as though the same had been incurred by the RCC Guarantor and the RCC Guarantor were the sole or principal obligor in respect thereof and shall be performed or paid by the RCC Guarantor on demand.

11.5 The liability of the RCC Guarantor under this Clause 11 shall not be affected, impaired, reduced or released by:

(a) any variation of the RCC Guaranteed Obligations;

(b) any forbearance, neglect or delay in seeking performance of the RCC Guaranteed Obligations or any granting of time for such performance;

(c) the illegality, invalidity, unenforceability or, or any defect in, any provision of this Agreement or the Regulus obligations under any of them;

(d) any insolvency or similar proceeding; or

(e) any other fact or event which in the absence of this provision would or might constitute or afford a legal or equitable discharge or release or a defence to a guarantor.

12. Confidentiality and announcements

12.1 Subject to clause 12.2, each party undertakes to and shall, and in the case of each Seller shall procure that each of that Seller's Advisers or Affiliates shall, keep confidential any information which is obtained by that party or any Adviser or Affiliate of that party which:

(a) relates to the negotiation of this agreement, any other Transaction Document or any other document referred to in this agreement;

(b) relates to the provisions or the subject matter of this agreement, any other Transaction Document or any other document referred to in this agreement;

(c) in the case of the Sellers, relates to the Buyer or any of its Affiliates (including, from Completion, any Group Company); and

(d) in the case of the Buyer, is confidential information which the Buyer has acquired about the Sellers or any of its Affiliates,

(collectively, "Confidential Information").

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12.2 Notwithstanding clause 12.1, a party may disclose or use any such information if and to the extent (as appropriate to each party):

(a) required by Applicable Law;

(b) required or requested by a Competent Authority to which that party is subject or submits, wherever situated, whether or not the requirement for information has the force of law;

(c) such disclosure is made by sharing such information on a confidential basis with a Tax Authority in the course of dealing with its Tax affairs or the Tax affairs of any of its Affiliates;

(d) required to vest the full benefit of any Transaction Document in that party;

(e) it enters the public domain other than as a result of the unauthorised disclosure by a party or any of its Affiliates or its or their respective Advisers;

(f) the information is contained in the Buyer's Press Release or any other announcement or publication agreed by the parties in writing;

(g) it is in the possession of any party or of any of its or their Affiliates or Advisers free from any restriction as to its use or disclosure having been obtained otherwise than from the other parties for the purposes of this agreement; or

(h) a party has disclosed to any of its Affiliates or its or their Advisers who need to know such information for the purposes of advising in relation to or furthering the provisions of this agreement and who are aware of the obligations of confidentiality and agree to keep the information confidential and not to use any Confidential Information for any purpose other than the purpose for which it was disclosed, provided that any such information disclosed pursuant to clause 12.2(a), clause 12.2(b) or clause 12.2(c) shall be disclosed (where reasonably practicable and not otherwise prohibited by Applicable Law) only after reasonable notice has been given to the other party of such requirement with a view to providing the other party with the opportunity to contest such disclosure or use or otherwise agreeing the form, content and timing of such disclosure.

12.3 The Buyer may (in its sole discretion) release a press release or announcement in relation to the Transaction provided that the consent of a Seller (other than Gavin Dean) shall be required if such press release or announcement contains a name of the relevant Seller (the "Buyer's Press Release"). The parties acknowledge that Gavin Dean has consented to being named in the Buyer's Press Release prior to the date of this agreement.

12.4 The restrictions contained in this clause 12 shall continue to apply after Completion or the termination of this agreement without limit in time.

13. Notices and other communications

13.1 communication (each a "Notice"), such Notice shall not (unless otherwise expressly provided) be effective unless given or made:

(a) in writing in English; and

(b) by hand, email or sent by recorded delivery or courier,

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in each case, subject to and in accordance with the following provisions of this clause 13.

13.2 A Notice to the Sellers (or any of them) shall be sent to the following address, or to such other person or address as the Sellers (or any of them) may notify to the Buyer from time to time:

Address:	7 Deauville Court, Eleanor Close, London SE16 6PY
Email:	[* * *]
For the attention of:	Sellers’ Agent (for and on behalf of the Sellers)

13.3 A Notice to the Buyer shall be sent to the following address, or to such other person or address as the Buyer may notify to the Sellers from time to time:

Address:	21 Sackville Street London W1S 3DN; with a copy, which will not constitute notice, to Robert Fenner and/or Paul Thorpe at Taylor Wessing LLP at 5 New Street Square, EC4 3TW
Email:	[* * *] with a copy, which will not constitute notice, to Robert Fenner ([* * *]) and/or Paul Thorpe ([* * *])

13.4 Subject to clause 13.4(d) notice shall be effective upon receipt and shall be deemed to have been received:

(a) at the time recorded by the delivery company, in the case of recorded delivery;

(b) at the time of delivery, if delivered by hand or courier; or

(c) at the time of sending if sent by e-mail, provided that receipt shall not occur if the sender receives an automated message that the e-mail has not been delivered to the recipient.

(d) Any Notice that is deemed by clause 13.4 to be received after 5.00 p.m. on any day, or on a Saturday, Sunday, bank holiday or public holiday in the place of receipt, shall be deemed to be received at 9.00 a.m. on the next day that is not a Saturday, Sunday, bank holiday or public holiday in the place of receipt.

14. Assignment

14.1 The Buyer may assign by way of security its rights under this agreement to a provider of debt finance, provided that:

(a) Written notification thereof is given to the Sellers' Agent within 10 Business Days of such assignment taking place; and

(b) The liability of the Sellers under this agreement shall be no greater than it would have been had such rights not been assigned by the Buyer.

14.2 Except as provided for in clause 14.1, no party may assign, transfer, charge or deal in any way with the benefit of, or any of its rights under or interest in, this agreement except with the prior written consent of the other parties.

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14.3 Each party confirms it is acting on its own behalf and not for the benefit of any other person.

14.4 The parties acknowledge that this agreement is a contract entered into for the purposes of the acquisition, disposal or transfer of an ownership interest in a firm (as defined in section 1173(1) Companies Act). Regulation 2 of The Business Contract Terms (Assignment of Receivables) Regulations 2018 does not apply to any term of this agreement.

15. General provisions

15.1 Each party shall bear its own costs incurred in relation to the negotiation and preparation of this agreement and matters incidental to this agreement.

15.2 This agreement shall so far as it remains to be performed after Completion continue in force notwithstanding Completion and the rights of the Buyer in respect of any Transaction Document shall not be affected by Completion.

15.3 No waiver by a party of any requirement of this agreement or any right which it has under it shall be valid unless such waiver is in writing signed by it or on its behalf.

15.4 No omission to exercise, or delay by the Buyer in exercising, any right under this agreement shall operate as a waiver of such right nor shall any single or partial exercise of any right preclude the exercise of any other right.

15.5 The Buyer may release or compromise the liability of, or institute proceedings or obtain judgment against, a Seller under this agreement, or grant to a Seller time or other indulgence without affecting the liability of any other Seller under this agreement or the Buyer's rights against any other party.

15.6 The rights conferred on the Buyer in this agreement are cumulative and in addition to all other rights available to the Buyer.

15.7 This agreement may consist of any number of duplicates each executed by at least one party, each of which when so executed and delivered shall be an original, but all the duplicates shall together constitute one instrument. No duplicate shall be effective until each party has executed and delivered at least one duplicate.

15.8 Any obligation or liability of the Sellers (including the Warrantors and Tax Covenantors) arising under or in connection with this agreement (including, in the case of the Tax Covenantors only, the Tax Covenant) shall be several.

15.9 Subject to clause 8.6, the proportion of any liability under this agreement that the Buyer may claim against each Warrantor in respect of any Warranties (other than the Title and Capacity Warranties) or under clause 7.9 or 7.11(b) of this agreement is as follows:

Warrantor	Proportion of any Liability
EKG Holdings 3 Limited	48.6%
Gavin Dein	32%
Regulus Capital Consulting Limited	15.3%
Nicholas Hynes	4.1%

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15.10 The Buyer may claim against each Tax Covenantor the same proportion of any liability that applies to that Tax Covenantor (in their capacity as a Tax Covenantor) as set out in clause 15.9 in respect of any claim under the Tax Covenant.

15.11 The Paying Agent is irrevocably and unconditionally authorised to receive on behalf of the Sellers the Purchase Price or any other sum paid to the Paying Agent by or on behalf of the Buyer in accordance with this agreement. The payment of the Purchase Price or any other such sum by or on behalf of the Buyer to the Paying Agent will constitute a good and sufficient discharge of the Buyer's obligations to pay such amount and the Buyer shall not be concerned to see the application of the monies so paid.

15.12 Any payments made under or for breach of this agreement or pursuant to an indemnity or covenant to pay under this agreement shall, so far as permitted by law, be treated as an adjustment to the Purchase Price paid by the Buyer for the Sale Shares.

15.13 All sums payable under or for breach of this agreement (other than any payment of an amount of Purchase Price or any payment under clauses 4.7 to 4.9 and clause 9.5) shall be paid free of all deductions or withholdings unless the deduction or withholding is required by Applicable Law, in which event the payer shall pay such additional amount as shall be required to ensure that the net amount received by the recipient will equal the sum which would have been received by it had no deduction or withholding been required to be made.

15.14 If a payment made under, in respect of any breach of, or indemnity contained in, this agreement other than any payment of an amount of Purchase Price or any payment under clauses 4.7 to 4.9 and clause 9.5, will be or has been subject to Tax in the hands of the recipient, or would have been so subject but for the use or set off of a Relief (as defined in the Tax Schedule) other than any Buyer's Relief in respect of any payment made from the Buyer to any Seller, the recipient may demand from the payer and the payer shall pay such sum (after taking into account any Tax payable in respect of it) as will ensure that the recipient receives and retains a net sum equal to the sum which it would have received had the payment not been subject to Tax. The payer shall pay any sum demanded under this clause 15.14 within five Business Days of the demand.

15.15 Clause 15.14 shall not apply if and to the extent that the amount of the indemnity payment has already been adjusted to take account of the Tax that is or will be charged on receipt or Relief that is or will be available in respect of the matter giving rise to the payment.

15.16 Subject to clause 15.18, each Seller irrevocably and unconditionally appoints Peter West of 7 Deauville Court, Eleanor Close, London SE16 6PY as his or her agent (the "Sellers' Agent") to:

(a) negotiate, determine and agree the adjustment to the Purchase Price made in accordance with clause 3; and

(b) negotiate and settle any dispute with the Buyer arising in connection with this agreement or any other Transaction Document; and

(c) accept service of Claims,

in each case, provided that the Seller’s Agent shall not be entitled to (i) agree amendments or variations to this agreement on behalf of Sellers or (ii) waive any their rights under this agreement, or (ii) otherwise take any action that has a disproportionate effect on a Seller.

15.17 Each Seller agrees that the Sellers' Agent may on behalf of any Seller:

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(a) give or receive any notice or consent or make any agreement; or

(b) take any other action (including accepting service of Claims),

which the Sellers may give, receive, make or take under or in connection with any Transaction Document provided that Seller’s Agent shall pass on to other Sellers or a Seller promptly any notices or other documents received from the Buyer and which relate to such Sellers or a Seller and keep the Sellers informed of all developments in relation to the Completion Accounts, any Claims or otherwise.

15.18 If at any time Peter West (or any replacement under this clause) is unable to act in the capacity of Sellers' Agent then Peter West's appointment shall be automatically revoked and the Sellers shall appoint another Seller as Sellers' Agent in Peter West's place and shall immediately notify the Buyer of such appointment. The Sellers shall procure that a Sellers' Agent is appointed at all times whilst any obligation of the Sellers under this agreement remains capable of being enforced.

15.19 Subject to clause 15.20, each Warrantor irrevocably and unconditionally appoints the Sellers' Agent to negotiate, determine and agree and to negotiate and settle any dispute between the Warrantors (in their capacity as Warrantors) and the Buyer arising in connection with this agreement.

15.20 Each Warrantor agrees that the Sellers' Agent may on behalf of any Warrantor (in its capacity as a Warrantor):

(a) give or receive any notice or consent or make any agreement; or

(b) take any other action (including accepting service of Claims),

which the Warrantors may give, receive, make or take under or in connection with any Transaction Document.

15.21 Subject to clause 15.22, each Tax Covenantor irrevocably and unconditionally appoints the Sellers' Agent to negotiate, determine and agree and to negotiate and settle any dispute between the Tax Covenantors (in their capacity as Tax Covenantors) and the Buyer arising in connection with this agreement.

15.22 Each Tax Covenantor agrees that the Sellers' Agent may on behalf of any Tax Covenantor (in its capacity as a Tax Covenantor):

(a) give or receive any notice or consent or make any agreement; or

(b) take any other action (including accepting service of Claims),

which the Tax Covenantor may give, receive, make or take under or in connection with any Transaction Document.

15.23 Any consent sought or required of the Buyer or Sellers under this agreement and/or any other Transaction Document may (subject to any express obligations to the contrary provided in this agreement or any other Transaction Document) be considered, withheld or given (or given subject to such conditions as may therein be prescribed) in the absolute and unfettered discretion of the Buyer or Sellers (as applicable) and:

(a) no restrictions of any kind on the exercise of that power nor requirements to take into account the interests of other parties shall be implied;

(b) no persons whose actions, status or other circumstances are dependent upon such consent shall be entitled to decide or claim that any such consent has been

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considered, withheld or given perversely, arbitrarily, capriciously or irrationally; and

(c) any right to make any such claim is hereby irrevocably and unconditionally waived.

15.24 Any person to whom the Warranties or any other rights of the Buyer under this agreement (including any rights under the Tax Covenant) are assigned under clause 14 may rely on and enforce the Warranties and any such rights.

15.25 Third parties may enforce the rights and obligations referred to in clauses 10, 11 and 15.24 with the written consent of the Buyer.

15.26 No consent of any person given third party rights under clauses 10, 11, 15.24 and 15.25 (or otherwise under this agreement) shall be required in relation to any permitted rescission, termination or variation of this agreement and, accordingly, section 2(1) of the Contracts (Rights of Third Parties) Act 1999 shall not apply.

15.27 Except:

(a) as provided in clauses 5.5, 5.6, 5.7, 10, 11, 12 and 15.24; and

(b) for any indemnity expressed to be given in favour of or any obligation expressed to be owed to any Group Company,

no term of this agreement is enforceable under the Contracts (Rights of Third Parties) Act 1999 by any person who is not a party.

15.28 The Transaction Documents constitute the entire agreement between the parties about the subject matter of this agreement and supersede and extinguish all earlier understandings and agreements between any of the parties.

15.29 Subject to clauses 15.16 to 15.20, no variation to this agreement will be effective unless it is in writing and signed by or on behalf of each party to this agreement.

15.30 The original language of this agreement is English. If this agreement is translated into any language other than English, the English language version of this agreement will prevail to the extent of any conflict.

15.31 If a term of this agreement shall be held to be illegal, invalid or unenforceable it shall to that extent be deemed not to form part of this agreement, but the enforceability of the remainder of this agreement shall not be affected.

16. Process Agent

16.1 Each of the Sellers and Warrantors, Tax Covenantors and Covenantors appoints the Seller’s Agent as its agent to receive on its behalf in England service of any proceedings including any arbitration proceedings arising out of or in connection with this agreement. Service of any proceedings on the process agent shall be effective whether or not a copy is served on the Seller, Warrantor, Tax Covenantor, Covenantor or the Sellers' Agent.

16.2 The appointment under clause 16.1 may not be revoked by any Seller or Warrantor or Covenantor or Tax Covenantor unless that Seller or Warrantor or Covenantor or Tax Covenantor has previously appointed a substitute agent to act in place of the existing agent for the purposes set out in clause 16.1 and has given written notice to the Buyer of such appointment.

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16.3 If the Buyer notifies a Seller or Warrantor or Covenantor or Tax Covenantor (or the Sellers' Agent on behalf of a Seller or Warrantor or Covenantor or Tax Covenantor ) that it has become aware that the process agent appointed under this clause:

(a) has ceased to be able to act as agent;

(b) no longer has an address in England; or

(c) has notified the Buyer that it declines or has ceased to act as agent,

the Seller or Warrantor or Covenantor or Tax Covenantor notified (including by notification on the Sellers' Agent) shall within five Business Days appoint a substitute acceptable to the Buyer and deliver to the Buyer details of the new agent's name and address.

16.4 If such Seller or Warrantor or Covenantor or Tax Covenantor fails to appoint a substitute agent in accordance with clause 16.3, the Buyer may by written notice to the Sellers' Agent appoint a replacement agent to act on the Seller's behalf.

16.5 If the Buyer serves any document on a replacement agent appointed by the Buyer in accordance with clause 16.4 such service shall not be effective unless a copy is within five Business Days served on the relevant Seller(s) in accordance with the provisions of clause 13.

17. Governing law and dispute resolution

17.1 The governing law of this agreement, and of any Claim, dispute or issue arising out of or in connection with this agreement or its subject matter or formation (including non-contractual Claims, disputes or issues), shall be that of England and Wales.

17.2 The courts of England and Wales shall have exclusive jurisdiction to settle any Claim, dispute or issue between the parties whether arising out of or in connection with this agreement or its subject matter, or otherwise (including non-contractual Claims, disputes or issues).

17.3 The parties to this agreement irrevocably submit to the jurisdiction provided for in clause 17.2 and waive any objection to it, on the ground of inconvenient forum or otherwise. No party shall oppose the recognition or enforcement of a judgment, order or decision of those courts in respect of any such Claim or dispute or issue by the courts of any state which, under the laws and rules applicable in that state, are competent or able to grant such recognition or enforcement.

17.4 The Buyer may bring proceedings in the courts of any state other than England and Wales for the purpose of seeking (a) an injunction, order or other non-monetary relief (or its equivalent in such other state); and/or (b) any relief or remedy which, if it (or its equivalent) were granted by the courts of England and Wales, would not be enforceable in such other state..

This deed has been executed and delivered as a deed on the date shown on the first page.

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schedule 1

The Sellers and the Purchase Price

Part 1
Details of Sellers, Warrantors and number of shares

#	Name	Address	Number of Sale Shares (ordinary shares)	Number of Sale Shares (A ordinary shares)	Number of Sale Shares (B ordinary shares)	Number of Sale Shares (C ordinary shares)	Number of Sale Shares (D ordinary shares)	Warrantor?	Covenantor?	Tax covenantor?
1.	Experian Finance PLC	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
2.	Argus Information and Advisory Services UK Ltd	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
3.	EKG Holdings 3 Limited (company number: 1605208)	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
4.	Gavin Dein	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
5.	Regulus Capital Consulting Limited (company number 03725623)	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
6.	Nicholas Hynes	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
7.	Sally E Hynes	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
8.	Wheddon Ltd	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]

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#	Name	Address	Number of Sale Shares (ordinary shares)	Number of Sale Shares (A ordinary shares)	Number of Sale Shares (B ordinary shares)	Number of Sale Shares (C ordinary shares)	Number of Sale Shares (D ordinary shares)	Warrantor?	Covenantor?	Tax covenantor?
9.	Andrew Myers	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
10.	Lara Akka	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
11.	Lyndsey Brand	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
12.	Reward First Share Incentive Trust	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
13.	Lorisa Trust	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
14.	Dylan Scott	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
15.	Joe Simpson	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
16.	Tracy Goncalves	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
17.	Robert Hutchinson	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
18.	Jamie Samaha	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
19.	Yekaterina Gusin	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
20.	James House	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
21.	Sarantos Sprekos	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]

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#	Name	Address	Number of Sale Shares (ordinary shares)	Number of Sale Shares (A ordinary shares)	Number of Sale Shares (B ordinary shares)	Number of Sale Shares (C ordinary shares)	Number of Sale Shares (D ordinary shares)	Warrantor?	Covenantor?	Tax covenantor?
22.	Kate Sherratt	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
23.	Tony Phipps	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
24.	Edward Allison	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
25.	Prakash Kelshiker	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
26.	Kimberley Smyth	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
27.	Lorraine Petit de Mange	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
28.	Mustafa Mustafa	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
29.	Mike Glegg	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
30.	Andrew Rosbottom	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
31.	Bhavesh Hirani	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
32.	Tanya de Sousa-Grimaldi	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
33.	Bernie Myers	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
34.	Colin Smith	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]

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#	Name	Address	Number of Sale Shares (ordinary shares)	Number of Sale Shares (A ordinary shares)	Number of Sale Shares (B ordinary shares)	Number of Sale Shares (C ordinary shares)	Number of Sale Shares (D ordinary shares)	Warrantor?	Covenantor?	Tax covenantor?
35.	Ben Winter	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
36.	Andy Richardson	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
37.	Gaurav Gaur	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
38.	Valentina Lupi	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
39.	Nina Boeva	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
40.	Shane Almeida	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
41.	Catherine Tricklebank	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
42.	Mark Murray	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
43.	Christopher Morris	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
44.	Rory Francis	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
45.	Ian Donnell	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
46.	Hollie Camm (née Kennedy)	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
47.	Hall Nelson	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]

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#	Name	Address	Number of Sale Shares (ordinary shares)	Number of Sale Shares (A ordinary shares)	Number of Sale Shares (B ordinary shares)	Number of Sale Shares (C ordinary shares)	Number of Sale Shares (D ordinary shares)	Warrantor?	Covenantor?	Tax covenantor?
48.	Aleksandrina Gardner (née Dimitrova)	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
49.	Massimo Amigoni	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
50.	Ryan Dickson	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
51.	Conal McBrien	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
52.	Sean McDaid	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
53.	Thomas Haig	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
54.	Aaron Holland	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
55.	Christopher Nicholls	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
56.	Tomas O'Neill	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
57.	Peter Carson	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
58.	Lloyd Green	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
59.	Luke Darbyshire	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]

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#	Name	Address	Number of Sale Shares (ordinary shares)	Number of Sale Shares (A ordinary shares)	Number of Sale Shares (B ordinary shares)	Number of Sale Shares (C ordinary shares)	Number of Sale Shares (D ordinary shares)	Warrantor?	Covenantor?	Tax covenantor?
60.	Jenny Hurley	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
61.	Chris Powell	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
62.	Yago Alvarado	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
63.	Neil Hughes	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
64.	Tom Peace	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
65.	Dan Range	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
66.	Nirupam Biswas	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
67.	Stephanie Eilerts de Haan	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
68.	Liam Chandler	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
69.	Suraj Chahal	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
70.	Fiona Gandhi	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
71.	Camilla Goldspink	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
72.	Sarah Hall	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
73.	Claire Lafleur	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]

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#	Name	Address	Number of Sale Shares (ordinary shares)	Number of Sale Shares (A ordinary shares)	Number of Sale Shares (B ordinary shares)	Number of Sale Shares (C ordinary shares)	Number of Sale Shares (D ordinary shares)	Warrantor?	Covenantor?	Tax covenantor?
74.	Emily Weiner	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
75.	Marzena Wrobel	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
76.	Shapna Majid	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
77.	Amanda Serman	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
78.	Ben Puckering	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
79.	Beyers Geldenhuys	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
80.	Aderola Olabode	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
81.	Nick Scarborough	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
82.	Stuart Barnley	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
83.	Dan Truscott	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
84.	Larry Johnson	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
85.	Jamie Challis	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
86.	Kirran Gill	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
87.	Sharon Mercuri	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

#	Name	Address	Number of Sale Shares (ordinary shares)	Number of Sale Shares (A ordinary shares)	Number of Sale Shares (B ordinary shares)	Number of Sale Shares (C ordinary shares)	Number of Sale Shares (D ordinary shares)	Warrantor?	Covenantor?	Tax covenantor?
88.	Dorota Wymslowska	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
89.	Christine Tarves	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
90.	Phil Lovell	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
91.	Jade McKenzie	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
92.	David Cauldwell	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
93.	Migle Corragio	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
94.	Dana Folenta (formerly Merai)	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
95.	Zoe Kelly (née Taylor)	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
96.	Beverley Johnson	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
97.	Nick Leyland	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
98.	Vicky Bennett	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
99.	Andy Lynes	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
100.	Akos Buknicz	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

#	Name	Address	Number of Sale Shares (ordinary shares)	Number of Sale Shares (A ordinary shares)	Number of Sale Shares (B ordinary shares)	Number of Sale Shares (C ordinary shares)	Number of Sale Shares (D ordinary shares)	Warrantor?	Covenantor?	Tax covenantor?
101.	Richard Mc Dermott	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
102.	Sharon Gater	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
103.	Adam Scott	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
104.	Robin Allport	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
105.	Matthew Andrews	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
106.	Angela Boulton	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
107.	Paul Corbett	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
108.	Michael Sterling	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
109.	Dirosh Komalram	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
110.	Carmen Weaire Gil Garcia	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
111.	Mark Notley	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
112.	Gabor Gagyor	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
113.	Ajith Asokan	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

#	Name	Address	Number of Sale Shares (ordinary shares)	Number of Sale Shares (A ordinary shares)	Number of Sale Shares (B ordinary shares)	Number of Sale Shares (C ordinary shares)	Number of Sale Shares (D ordinary shares)	Warrantor?	Covenantor?	Tax covenantor?
114.	Shaun Hide	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
115.	Laura Taylor	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
116.	Claire McFarland	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
117.	Stephen Gardner	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
118.	Thomas Lewis	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
119.	Matthew O'Connell	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
120.	Charlotte Street (née Ollerenshaw)	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
121.	Tasfia Uddin	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
122.	David Jamison	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
123.	Emma Young	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
124.	Bima Padilla	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
125.	Aisling Delaney (née Rooney)	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

#	Name	Address	Number of Sale Shares (ordinary shares)	Number of Sale Shares (A ordinary shares)	Number of Sale Shares (B ordinary shares)	Number of Sale Shares (C ordinary shares)	Number of Sale Shares (D ordinary shares)	Warrantor?	Covenantor?	Tax covenantor?
126.	Kayleigh Perkins	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
127.	Jason Shipp	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
128.	Michael Head	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
129.	Sam Weber	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
130.	Kirsty Meredith	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
131.	Bryn Stringer	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
132.	Vernon Choong	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
133.	Claudia Ene	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
134.	Ewelina Krawczyk-Pietrzkiewicz	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
135.	Matthew Salomon	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
136.	Michal Marek	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
137.	Colleen Connolly	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
138.	Shobbir Ahmed	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

#	Name	Address	Number of Sale Shares (ordinary shares)	Number of Sale Shares (A ordinary shares)	Number of Sale Shares (B ordinary shares)	Number of Sale Shares (C ordinary shares)	Number of Sale Shares (D ordinary shares)	Warrantor?	Covenantor?	Tax covenantor?
139.	Amira Zerrouki	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
140.	Kaelie Black	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
141.	Ewan Glober	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
142.	Ellen McDowell	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
143.	Ana Maria Bardaji Torres	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
144.	Paul Jones	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
145.	Kathryn Curtis	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
146.	Killian O'Rawe	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
147.	Melanie Coppin	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
148.	Catherine Pavone	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
149.	Darroch Edward Bagshaw	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
150.	Joshua Sullivan	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
151.	Darren Wright	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

#	Name	Address	Number of Sale Shares (ordinary shares)	Number of Sale Shares (A ordinary shares)	Number of Sale Shares (B ordinary shares)	Number of Sale Shares (C ordinary shares)	Number of Sale Shares (D ordinary shares)	Warrantor?	Covenantor?	Tax covenantor?
152.	Meesanaani Murangi	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
153.	Anna Jaycocks	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
154.	Steve Parry	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
155.	Michael Leonard	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
156.	Alwyn Craig	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
157.	Matt Rolfe	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
158.	Jay Shah	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
159.	Robert Edward Joseph Thursfield	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
160.	Thomas Gerald Williamson	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
161.	William Allen	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
162.	Lewis Young	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
163.	Thea Potgieter	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

#	Name	Address	Number of Sale Shares (ordinary shares)	Number of Sale Shares (A ordinary shares)	Number of Sale Shares (B ordinary shares)	Number of Sale Shares (C ordinary shares)	Number of Sale Shares (D ordinary shares)	Warrantor?	Covenantor?	Tax covenantor?
164.	Tazmin-Jade Hansen	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
165.	Sean Rafferty	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
166.	Clive Lovering	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
167.	Stephen Frazer	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
168.	Shaniece Nesbitt	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
169.	Ryan Mulligan	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
170.	Martin McAnallen	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
171.	Steven McDowell	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
172.	Stephen Hood	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
173.	Louise Simpson	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
174.	Dean McNeill	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
175.	Chris Hammond	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
176.	Alice Ford	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

#	Name	Address	Number of Sale Shares (ordinary shares)	Number of Sale Shares (A ordinary shares)	Number of Sale Shares (B ordinary shares)	Number of Sale Shares (C ordinary shares)	Number of Sale Shares (D ordinary shares)	Warrantor?	Covenantor?	Tax covenantor?
177.	Mary Szumylo	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
178.	Clair Fiddy	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
179.	Rory Magee	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
180.	John McKay	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
181.	Mark Andrew Bentley	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
182.	William John Hall	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
183.	Anthony Campbell	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
184.	Renata De Nigris	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
185.	Sharouk Jiwa	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
186.	Ashley Tromp	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
187.	Helene Robinson	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
188.	Sally Ann Brown	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
189.	Neil David Creak	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

#	Name	Address	Number of Sale Shares (ordinary shares)	Number of Sale Shares (A ordinary shares)	Number of Sale Shares (B ordinary shares)	Number of Sale Shares (C ordinary shares)	Number of Sale Shares (D ordinary shares)	Warrantor?	Covenantor?	Tax covenantor?
190.	Samantha Reid	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
191.	Amber Morrison	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
192.	Aaron McMullan	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
193.	Adam Kelly-Patterson	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
194.	Adam McCallion	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
195.	Adam Patterson	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
196.	Aimee Cowie	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
197.	Alex Knocker	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
198.	Allen Alfonso	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
199.	Andy Kyle	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
200.	Andy Williamson	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
201.	Anshuman Shinde	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
202.	Bradley Dymond	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

#	Name	Address	Number of Sale Shares (ordinary shares)	Number of Sale Shares (A ordinary shares)	Number of Sale Shares (B ordinary shares)	Number of Sale Shares (C ordinary shares)	Number of Sale Shares (D ordinary shares)	Warrantor?	Covenantor?	Tax covenantor?
203.	Brandon Wass	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
204.	Brian Clarke	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
205.	Caolan McKeown	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
206.	Cara Chan	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
207.	Carla Meli	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
208.	Charlotte Abrahams	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
209.	Charlotte Duldulao	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
210.	Chelsea McMullan	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
211.	Chloe Scott	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
212.	Clare Casey	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
213.	Colin Creighton	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
214.	Conor Devlin	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
215.	Conor Donnelly	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

#	Name	Address	Number of Sale Shares (ordinary shares)	Number of Sale Shares (A ordinary shares)	Number of Sale Shares (B ordinary shares)	Number of Sale Shares (C ordinary shares)	Number of Sale Shares (D ordinary shares)	Warrantor?	Covenantor?	Tax covenantor?
216.	Daniel Dale	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
217.	Darren Corcoran	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
218.	David Leavy	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
219.	Dean Crossett	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
220.	Dermot McGuckin	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
221.	Eammon Morgan	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
222.	Eimhear Carey	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
223.	Ella Mullan	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
224.	Emily Brown	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
225.	Erin McGilloway	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
226.	Fiona Redmond	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
227.	Francis Donald	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
228.	Gary Watson	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
229.	Gavin Sinnerton	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

#	Name	Address	Number of Sale Shares (ordinary shares)	Number of Sale Shares (A ordinary shares)	Number of Sale Shares (B ordinary shares)	Number of Sale Shares (C ordinary shares)	Number of Sale Shares (D ordinary shares)	Warrantor?	Covenantor?	Tax covenantor?
230.	Hala Al Hajjaj	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
231.	Henna Mistry	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
232.	Hugh Kenyon	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
233.	Irfan Bahadur	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
234.	Ismat Ur-Rehman	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
235.	Jackie de Panizza	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
236.	James Fullerton	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
237.	Jarlath Mervyn	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
238.	Jason Mulholland	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
239.	Jason Willis	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
240.	Jessica Gibson	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
241.	Joanne Kachhia	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
242.	John Doherty	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

#	Name	Address	Number of Sale Shares (ordinary shares)	Number of Sale Shares (A ordinary shares)	Number of Sale Shares (B ordinary shares)	Number of Sale Shares (C ordinary shares)	Number of Sale Shares (D ordinary shares)	Warrantor?	Covenantor?	Tax covenantor?
243.	John Hetherington	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
244.	Justyna John	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
245.	Kathryn O'Connell	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
246.	Katie O'Connor	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
247.	Katrina Buchanan	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
248.	Khalid el Ghzaoui	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
249.	Kiram Rahim	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
250.	Kyle McShane	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
251.	Laura Douglas	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
252.	Lauren Sowerby	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
253.	Leah Warren	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
254.	Liam Toner	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
255.	Maeve Devlin	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
256.	Mark Magennis	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

#	Name	Address	Number of Sale Shares (ordinary shares)	Number of Sale Shares (A ordinary shares)	Number of Sale Shares (B ordinary shares)	Number of Sale Shares (C ordinary shares)	Number of Sale Shares (D ordinary shares)	Warrantor?	Covenantor?	Tax covenantor?
257.	Martin Johnston	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
258.	Martin McGinn	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
259.	Matthew Close	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
260.	Matthew Oliver	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
261.	Mia Fox	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
262.	Michael Cousins	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
263.	Michael McKeown	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
264.	Niamh Masterson	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
265.	Nidhi Gupta	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
266.	Norman Black	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
267.	Olivia Birbeck	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
268.	Padraig Lavery	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
269.	Patrick Shannon	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

#	Name	Address	Number of Sale Shares (ordinary shares)	Number of Sale Shares (A ordinary shares)	Number of Sale Shares (B ordinary shares)	Number of Sale Shares (C ordinary shares)	Number of Sale Shares (D ordinary shares)	Warrantor?	Covenantor?	Tax covenantor?
270.	Peter McCartney	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
271.	Phillip Bell	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
272.	Rachel Ferres	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
273.	Rachel McConnell	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
274.	Richard Collins	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
275.	Ross Bratton	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
276.	Sandesh Gurung	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
277.	Scott Morrison	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
278.	Shahd Khawaja	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
279.	Steven Murray	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
280.	Sultan Elkhereiji	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
281.	Swapna Kumar	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
282.	Vitalii Vodolaga	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

#	Name	Address	Number of Sale Shares (ordinary shares)	Number of Sale Shares (A ordinary shares)	Number of Sale Shares (B ordinary shares)	Number of Sale Shares (C ordinary shares)	Number of Sale Shares (D ordinary shares)	Warrantor?	Covenantor?	Tax covenantor?
283.	William Glyn Doherty	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
284.	Wojciech Geslak	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
285.	Yanina Morris	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
286.	Zack Hunter	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
287.	Zoe Latimer	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
288.	Frankie Gibson	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
289.	Corey Jordan Hunt	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
290.	Thomas Edmund Freeman	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
291.	Jordan John Jarrett	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
292.	Jegadheeshwari Ayyappan	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
293.	Jack Quinn	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
294.	Maria Casas Aguirre	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

#	Name	Address	Number of Sale Shares (ordinary shares)	Number of Sale Shares (A ordinary shares)	Number of Sale Shares (B ordinary shares)	Number of Sale Shares (C ordinary shares)	Number of Sale Shares (D ordinary shares)	Warrantor?	Covenantor?	Tax covenantor?
295.	Patrick Anderson	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
296.	Nicola Jane Warren	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
297.	James Albert Staley	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
298.	Jack Isaac Hill	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
299.	Jack Peter Attfield	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
300.	Aaron Daniel O'Connor	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
301.	Aishwarya Sethumadhavan	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
302.	Vishnupriya Karakunnel Prasad	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
303.	Matthew John Ablard	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
304.	Daniel Martin Wyles	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
305.	Tim Peter Balcombe	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

#	Name	Address	Number of Sale Shares (ordinary shares)	Number of Sale Shares (A ordinary shares)	Number of Sale Shares (B ordinary shares)	Number of Sale Shares (C ordinary shares)	Number of Sale Shares (D ordinary shares)	Warrantor?	Covenantor?	Tax covenantor?
306.	Mica Nelson	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
307.	Josh Moran	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
308.	Yehani Allang	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]

Part 2
Details of Sellers and apportionment of Purchase Price

column 1	column 2	column 3	column 4	column 5
#	Name	Cash (in US$) / Purchase Price payment at Completion *	Agreed proportions	Agreed Warranty Retention Proportions (%)
1.	Experian Finance PLC	[* * *]	[* * *]	[* * *]
2.	Argus Information and Advisory Services UK Ltd	[* * *]	[* * *]	[* * *]
3.	EKG Holdings 3 Limited (company number: 1605208)	[* * *]	[* * *]	[* * *]
4.	Gavin Dein	[* * *]	[* * *]	[* * *]
5.	Regulus Capital Consulting Limited	[* * *]	[* * *]	[* * *]

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

column 1	column 2	column 3	column 4	column 5
#	Name	Cash (in US$) / Purchase Price payment at Completion *	Agreed proportions	Agreed Warranty Retention Proportions (%)
(company number 03725623)
6.	Nicholas Hynes	[* * *]	[* * *]	[* * *]
7.	Sally E Hynes	[* * *]	[* * *]	[* * *]
8.	Wheddon Ltd	[* * *]	[* * *]	[* * *]
9.	Andrew Myers	[* * *]	[* * *]	[* * *]
10.	Lara Akka	[* * *]	[* * *]	[* * *]
11.	Lyndsey Brand	[* * *]	[* * *]	[* * *]
12.	Reward First Share Incentive Trust	[* * *]	[* * *]	[* * *]
13.	Lorisa Trust	[* * *]	[* * *]	[* * *]
14.	Dylan Scott	[* * *]	[* * *]	[* * *]
15.	Joe Simpson	[* * *]	[* * *]	[* * *]
16.	Tracy Goncalves	[* * *]	[* * *]	[* * *]
17.	Robert Hutchinson	[* * *]	[* * *]	[* * *]
18.	Jamie Samaha	[* * *]	[* * *]	[* * *]
19.	Yekaterina Gusin	[* * *]	[* * *]	[* * *]
20.	James House	[* * *]	[* * *]	[* * *]
21.	Sarantos Sprekos	[* * *]	[* * *]	[* * *]

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

column 1	column 2	column 3	column 4	column 5
#	Name	Cash (in US$) / Purchase Price payment at Completion *	Agreed proportions	Agreed Warranty Retention Proportions (%)
22.	Kate Sherratt	[* * *]	[* * *]	[* * *]
23.	Tony Phipps	[* * *]	[* * *]	[* * *]
24.	Edward Allison	[* * *]	[* * *]	[* * *]
25.	Prakash Kelshiker	[* * *]	[* * *]	[* * *]
26.	Kimberley Smyth	[* * *]	[* * *]	[* * *]
27.	Lorraine Petit de Mange	[* * *]	[* * *]	[* * *]
28.	Mustafa Mustafa	[* * *]	[* * *]	[* * *]
29.	Mike Glegg	[* * *]	[* * *]	[* * *]
30.	Andrew Rosbottom	[* * *]	[* * *]	[* * *]
31.	Bhavesh Hirani	[* * *]	[* * *]	[* * *]
32.	Tanya de Sousa-Grimaldi	[* * *]	[* * *]	[* * *]
33.	Bernie Myers	[* * *]	[* * *]	[* * *]
34.	Colin Smith	[* * *]	[* * *]	[* * *]
35.	Ben Winter	[* * *]	[* * *]	[* * *]
36.	Andy Richardson	[* * *]	[* * *]	[* * *]
37.	Gaurav Gaur	[* * *]	[* * *]	[* * *]

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

column 1	column 2	column 3	column 4	column 5
#	Name	Cash (in US$) / Purchase Price payment at Completion *	Agreed proportions	Agreed Warranty Retention Proportions (%)
38.	Valentina Lupi	[* * *]	[* * *]	[* * *]
39.	Nina Boeva	[* * *]	[* * *]	[* * *]
40.	Shane Almeida	[* * *]	[* * *]	[* * *]
41.	Catherine Tricklebank	[* * *]	[* * *]	[* * *]
42.	Mark Murray	[* * *]	[* * *]	[* * *]
43.	Christopher Morris	[* * *]	[* * *]	[* * *]
44.	Rory Francis	[* * *]	[* * *]	[* * *]
45.	Ian Donnell	[* * *]	[* * *]	[* * *]
46.	Hollie Camm (née Kennedy)	[* * *]	[* * *]	[* * *]
47.	Hall Nelson	[* * *]	[* * *]	[* * *]
48.	Aleksandrina Gardner (née Dimitrova)	[* * *]	[* * *]	[* * *]
49.	Massimo Amigoni	[* * *]	[* * *]	[* * *]
50.	Ryan Dickson	[* * *]	[* * *]	[* * *]
51.	Conal McBrien	[* * *]	[* * *]	[* * *]
52.	Sean McDaid	[* * *]	[* * *]	[* * *]
53.	Thomas Haig	[* * *]	[* * *]	[* * *]
54.	Aaron Holland	[* * *]	[* * *]	[* * *]
DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

column 1	column 2	column 3	column 4	column 5
#	Name	Cash (in US$) / Purchase Price payment at Completion *	Agreed proportions	Agreed Warranty Retention Proportions (%)
55.	Christopher Nicholls	[* * *]	[* * *]	[* * *]
56.	Tomas O'Neill	[* * *]	[* * *]	[* * *]
57.	Peter Carson	[* * *]	[* * *]	[* * *]
58.	Lloyd Green	[* * *]	[* * *]	[* * *]
59.	Luke Darbyshire	[* * *]	[* * *]	[* * *]
60.	Jenny Hurley	[* * *]	[* * *]	[* * *]
61.	Chris Powell	[* * *]	[* * *]	[* * *]
62.	Yago Alvarado	[* * *]	[* * *]	[* * *]
63.	Neil Hughes	[* * *]	[* * *]	[* * *]
64.	Tom Peace	[* * *]	[* * *]	[* * *]
65.	Dan Range	[* * *]	[* * *]	[* * *]
66.	Nirupam Biswas	[* * *]	[* * *]	[* * *]
67.	Stephanie Eilerts de Haan	[* * *]	[* * *]	[* * *]
68.	Liam Chandler	[* * *]	[* * *]	[* * *]
69.	Suraj Chahal	[* * *]	[* * *]	[* * *]
70.	Fiona Gandhi	[* * *]	[* * *]	[* * *]
71.	Camilla Goldspink	[* * *]	[* * *]	[* * *]
72.	Sarah Hall	[* * *]	[* * *]	[* * *]

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

column 1	column 2	column 3	column 4	column 5
#	Name	Cash (in US$) / Purchase Price payment at Completion *	Agreed proportions	Agreed Warranty Retention Proportions (%)
73.	Claire Lafleur	[* * *]	[* * *]	[* * *]
74.	Emily Weiner	[* * *]	[* * *]	[* * *]
75.	Marzena Wrobel	[* * *]	[* * *]	[* * *]
76.	Shapna Majid	[* * *]	[* * *]	[* * *]
77.	Amanda Serman	[* * *]	[* * *]	[* * *]
78.	Ben Puckering	[* * *]	[* * *]	[* * *]
79.	Beyers Geldenhuys	[* * *]	[* * *]	[* * *]
80.	Aderola Olabode	[* * *]	[* * *]	[* * *]
81.	Nick Scarborough	[* * *]	[* * *]	[* * *]
82.	Stuart Barnley	[* * *]	[* * *]	[* * *]
83.	Dan Truscott	[* * *]	[* * *]	[* * *]
84.	Larry Johnson	[* * *]	[* * *]	[* * *]
85.	Jamie Challis	[* * *]	[* * *]	[* * *]
86.	Kirran Gill	[* * *]	[* * *]	[* * *]
87.	Sharon Mercuri	[* * *]	[* * *]	[* * *]
88.	Dorota Wymslowska	[* * *]	[* * *]	[* * *]
89.	Christine Tarves	[* * *]	[* * *]	[* * *]

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

column 1	column 2	column 3	column 4	column 5
#	Name	Cash (in US$) / Purchase Price payment at Completion *	Agreed proportions	Agreed Warranty Retention Proportions (%)
90.	Phil Lovell	[* * *]	[* * *]	[* * *]
91.	Jade McKenzie	[* * *]	[* * *]	[* * *]
92.	David Cauldwell	[* * *]	[* * *]	[* * *]
93.	Migle Corragio	[* * *]	[* * *]	[* * *]
94.	Dana Folenta (formerly Merai)	[* * *]	[* * *]	[* * *]
95.	Zoe Kelly (née Taylor)	[* * *]	[* * *]	[* * *]
96.	Beverley Price	[* * *]	[* * *]	[* * *]
97.	Nick Leyland	[* * *]	[* * *]	[* * *]
98.	Vicky Bennett	[* * *]	[* * *]	[* * *]
99.	Andy Lynes	[* * *]	[* * *]	[* * *]
100.	Akos Buknicz	[* * *]	[* * *]	[* * *]
101.	Richard Mc Dermott	[* * *]	[* * *]	[* * *]
102.	Sharon Gater	[* * *]	[* * *]	[* * *]
103.	Adam Scott	[* * *]	[* * *]	[* * *]
104.	Robin Allport	[* * *]	[* * *]	[* * *]
105.	Matthew Andrews	[* * *]	[* * *]	[* * *]
106.	Angela Boulton	[* * *]	[* * *]	[* * *]

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column 1	column 2	column 3	column 4	column 5
#	Name	Cash (in US$) / Purchase Price payment at Completion *	Agreed proportions	Agreed Warranty Retention Proportions (%)
107.	Paul Corbett	[* * *]	[* * *]	[* * *]
108.	Michael Sterling	[* * *]	[* * *]	[* * *]
109.	Dirosh Komalram	[* * *]	[* * *]	[* * *]
110.	Carmen Weaire Gil Garcia	[* * *]	[* * *]	[* * *]
111.	Mark Notley	[* * *]	[* * *]	[* * *]
112.	Gabor Gagyor	[* * *]	[* * *]	[* * *]
113.	Ajith Asokan	[* * *]	[* * *]	[* * *]
114.	Shaun Hide	[* * *]	[* * *]	[* * *]
115.	Laura Taylor	[* * *]	[* * *]	[* * *]
116.	Claire McFarland	[* * *]	[* * *]	[* * *]
117.	Stephen Gardner	[* * *]	[* * *]	[* * *]
118.	Thomas Lewis	[* * *]	[* * *]	[* * *]
119.	Matthew O'Connell	[* * *]	[* * *]	[* * *]
120.	Charlotte Street (née Ollerenshaw)	[* * *]	[* * *]	[* * *]
121.	Tasfia Uddin	[* * *]	[* * *]	[* * *]
122.	David Jamison	[* * *]	[* * *]	[* * *]
123.	Emma Young	[* * *]	[* * *]	[* * *]

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column 1	column 2	column 3	column 4	column 5
#	Name	Cash (in US$) / Purchase Price payment at Completion *	Agreed proportions	Agreed Warranty Retention Proportions (%)
124.	Bima Padilla	[* * *]	[* * *]	[* * *]
125.	Aisling Delaney (née Rooney)	[* * *]	[* * *]	[* * *]
126.	Kayleigh Perkins	[* * *]	[* * *]	[* * *]
127.	Jason Shipp	[* * *]	[* * *]	[* * *]
128.	Michael Head	[* * *]	[* * *]	[* * *]
129.	Sam Weber	[* * *]	[* * *]	[* * *]
130.	Kirsty Meredith	[* * *]	[* * *]	[* * *]
131.	Bryn Stringer	[* * *]	[* * *]	[* * *]
132.	Vernon Choong	[* * *]	[* * *]	[* * *]
133.	Claudia Ene	[* * *]	[* * *]	[* * *]
134.	Ewelina Krawczyk-Pietrzkiewicz	[* * *]	[* * *]	[* * *]
135.	Matthew Salomon	[* * *]	[* * *]	[* * *]
136.	Michal Marek	[* * *]	[* * *]	[* * *]
137.	Colleen Connolly	[* * *]	[* * *]	[* * *]
138.	Shobbir Ahmed	[* * *]	[* * *]	[* * *]
139.	Amira Zerrouki	[* * *]	[* * *]	[* * *]

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column 1	column 2	column 3	column 4	column 5
#	Name	Cash (in US$) / Purchase Price payment at Completion *	Agreed proportions	Agreed Warranty Retention Proportions (%)
140.	Kaelie Black	[* * *]	[* * *]	[* * *]
141.	Ewan Glober	[* * *]	[* * *]	[* * *]
142.	Ellen McDowell	[* * *]	[* * *]	[* * *]
143.	Ana Maria Bardaji Torres	[* * *]	[* * *]	[* * *]
144.	Paul Jones	[* * *]	[* * *]	[* * *]
145.	Kathryn Curtis	[* * *]	[* * *]	[* * *]
146.	Killian O'Rawe	[* * *]	[* * *]	[* * *]
147.	Melanie Coppin	[* * *]	[* * *]	[* * *]
148.	Catherine Pavone	[* * *]	[* * *]	[* * *]
149.	Darroch Edward Bagshaw	[* * *]	[* * *]	[* * *]
150.	Joshua Sullivan	[* * *]	[* * *]	[* * *]
151.	Darren Wright	[* * *]	[* * *]	[* * *]
152.	Meesanaani Murangi	[* * *]	[* * *]	[* * *]
153.	Anna Jaycocks	[* * *]	[* * *]	[* * *]
154.	Steve Parry	[* * *]	[* * *]	[* * *]
155.	Michael Leonard	[* * *]	[* * *]	[* * *]
156.	Alwyn Craig	[* * *]	[* * *]	[* * *]

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column 1	column 2	column 3	column 4	column 5
#	Name	Cash (in US$) / Purchase Price payment at Completion *	Agreed proportions	Agreed Warranty Retention Proportions (%)
157.	Matt Rolfe	[* * *]	[* * *]	[* * *]
158.	Jay Shah	[* * *]	[* * *]	[* * *]
159.	Robert Edward Joseph Thursfield	[* * *]	[* * *]	[* * *]
160.	Thomas Gerald Williamson	[* * *]	[* * *]	[* * *]
161.	William Allen	[* * *]	[* * *]	[* * *]
162.	Lewis Young	[* * *]	[* * *]	[* * *]
163.	Thea Potgieter	[* * *]	[* * *]	[* * *]
164.	Tazmin-Jade Hansen	[* * *]	[* * *]	[* * *]
165.	Sean Rafferty	[* * *]	[* * *]	[* * *]
166.	Clive Lovering	[* * *]	[* * *]	[* * *]
167.	Stephen Frazer	[* * *]	[* * *]	[* * *]
168.	Shaniece Nesbitt	[* * *]	[* * *]	[* * *]
169.	Ryan Mulligan	[* * *]	[* * *]	[* * *]
170.	Martin McAnallen	[* * *]	[* * *]	[* * *]
171.	Steven McDowell	[* * *]	[* * *]	[* * *]
172.	Stephen Hood	[* * *]	[* * *]	[* * *]

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column 1	column 2	column 3	column 4	column 5
#	Name	Cash (in US$) / Purchase Price payment at Completion *	Agreed proportions	Agreed Warranty Retention Proportions (%)
173.	Louise Simpson	[* * *]	[* * *]	[* * *]
174.	Dean McNeill	[* * *]	[* * *]	[* * *]
175.	Chris Hammond	[* * *]	[* * *]	[* * *]
176.	Alice Ford	[* * *]	[* * *]	[* * *]
177.	Mary Szumylo	[* * *]	[* * *]	[* * *]
178.	Clair Fiddy	[* * *]	[* * *]	[* * *]
179.	Rory Magee	[* * *]	[* * *]	[* * *]
180.	John McKay	[* * *]	[* * *]	[* * *]
181.	Mark Andrew Bentley	[* * *]	[* * *]	[* * *]
182.	William John Hall	[* * *]	[* * *]	[* * *]
183.	Anthony Campbell	[* * *]	[* * *]	[* * *]
184.	Renata De Nigris	[* * *]	[* * *]	[* * *]
185.	Sharouk Jiwa	[* * *]	[* * *]	[* * *]
186.	Ashley Tromp	[* * *]	[* * *]	[* * *]
187.	Helene Robinson	[* * *]	[* * *]	[* * *]
188.	Sally Ann Brown	[* * *]	[* * *]	[* * *]
189.	Neil David Creak	[* * *]	[* * *]	[* * *]

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column 1	column 2	column 3	column 4	column 5
#	Name	Cash (in US$) / Purchase Price payment at Completion *	Agreed proportions	Agreed Warranty Retention Proportions (%)
190.	Samantha Reid	[* * *]	[* * *]	[* * *]
191.	Amber Morrison	[* * *]	[* * *]	[* * *]
192.	Aaron McMullan	[* * *]	[* * *]	[* * *]
193.	Adam Kelly-Patterson	[* * *]	[* * *]	[* * *]
194.	Adam McCallion	[* * *]	[* * *]	[* * *]
195.	Adam Patterson	[* * *]	[* * *]	[* * *]
196.	Aimee Cowie	[* * *]	[* * *]	[* * *]
197.	Alex Knocker	[* * *]	[* * *]	[* * *]
198.	Allen Alfonso	[* * *]	[* * *]	[* * *]
199.	Andy Kyle	[* * *]	[* * *]	[* * *]
200.	Andy Williamson	[* * *]	[* * *]	[* * *]
201.	Anshuman Shinde	[* * *]	[* * *]	[* * *]
202.	Bradley Dymond	[* * *]	[* * *]	[* * *]
203.	Brandon Wass	[* * *]	[* * *]	[* * *]
204.	Brian Clarke	[* * *]	[* * *]	[* * *]
205.	Caolan McKeown	[* * *]	[* * *]	[* * *]
206.	Cara Chan	[* * *]	[* * *]	[* * *]

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column 1	column 2	column 3	column 4	column 5
#	Name	Cash (in US$) / Purchase Price payment at Completion *	Agreed proportions	Agreed Warranty Retention Proportions (%)
207.	Carla Meli	[* * *]	[* * *]	[* * *]
208.	Charlotte Abrahams	[* * *]	[* * *]	[* * *]
209.	Charlotte Duldulao	[* * *]	[* * *]	[* * *]
210.	Chelsea McMullan	[* * *]	[* * *]	[* * *]
211.	Chloe Scott	[* * *]	[* * *]	[* * *]
212.	Clare Casey	[* * *]	[* * *]	[* * *]
213.	Colin Creighton	[* * *]	[* * *]	[* * *]
214.	Conor Devlin	[* * *]	[* * *]	[* * *]
215.	Conor Donnelly	[* * *]	[* * *]	[* * *]
216.	Daniel Dale	[* * *]	[* * *]	[* * *]
217.	Darren Corcoran	[* * *]	[* * *]	[* * *]
218.	David Leavy	[* * *]	[* * *]	[* * *]
219.	Dean Crossett	[* * *]	[* * *]	[* * *]
220.	Dermot McGuckin	[* * *]	[* * *]	[* * *]
221.	Eammon Morgan	[* * *]	[* * *]	[* * *]
222.	Eimhear Carey	[* * *]	[* * *]	[* * *]
223.	Ella Mullan	[* * *]	[* * *]	[* * *]

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column 1	column 2	column 3	column 4	column 5
#	Name	Cash (in US$) / Purchase Price payment at Completion *	Agreed proportions	Agreed Warranty Retention Proportions (%)
224.	Emily Brown	[* * *]	[* * *]	[* * *]
225.	Erin McGilloway	[* * *]	[* * *]	[* * *]
226.	Fiona Redmond	[* * *]	[* * *]	[* * *]
227.	Francis Donald	[* * *]	[* * *]	[* * *]
228.	Gary Watson	[* * *]	[* * *]	[* * *]
229.	Gavin Sinnerton	[* * *]	[* * *]	[* * *]
230.	Hala Al Hajjaj	[* * *]	[* * *]	[* * *]
231.	Henna Mistry	[* * *]	[* * *]	[* * *]
232.	Hugh Kenyon	[* * *]	[* * *]	[* * *]
233.	Irfan Bahadur	[* * *]	[* * *]	[* * *]
234.	Ismat Ur-Rehman	[* * *]	[* * *]	[* * *]
235.	Jackie de Panizza	[* * *]	[* * *]	[* * *]
236.	James Fullerton	[* * *]	[* * *]	[* * *]
237.	Jarlath Mervyn	[* * *]	[* * *]	[* * *]
238.	Jason Mulholland	[* * *]	[* * *]	[* * *]
239.	Jason Willis	[* * *]	[* * *]	[* * *]
240.	Jessica Gibson	[* * *]	[* * *]	[* * *]

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column 1	column 2	column 3	column 4	column 5
#	Name	Cash (in US$) / Purchase Price payment at Completion *	Agreed proportions	Agreed Warranty Retention Proportions (%)
241.	Joanne Kachhia	[* * *]	[* * *]	[* * *]
242.	John Doherty	[* * *]	[* * *]	[* * *]
243.	John Hetherington	[* * *]	[* * *]	[* * *]
244.	Justyna John	[* * *]	[* * *]	[* * *]
245.	Kathryn O'Connell	[* * *]	[* * *]	[* * *]
246.	Katie O'Connor	[* * *]	[* * *]	[* * *]
247.	Katrina Buchanan	[* * *]	[* * *]	[* * *]
248.	Khalid el Ghzaoui	[* * *]	[* * *]	[* * *]
249.	Kiram Rahim	[* * *]	[* * *]	[* * *]
250.	Kyle McShane	[* * *]	[* * *]	[* * *]
251.	Laura Douglas	[* * *]	[* * *]	[* * *]
252.	Lauren Sowerby	[* * *]	[* * *]	[* * *]
253.	Leah Warren	[* * *]	[* * *]	[* * *]
254.	Liam Toner	[* * *]	[* * *]	[* * *]
255.	Maeve Devlin	[* * *]	[* * *]	[* * *]
256.	Mark Magennis	[* * *]	[* * *]	[* * *]
257.	Martin Johnston	[* * *]	[* * *]	[* * *]

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column 1	column 2	column 3	column 4	column 5
#	Name	Cash (in US$) / Purchase Price payment at Completion *	Agreed proportions	Agreed Warranty Retention Proportions (%)
258.	Martin McGinn	[* * *]	[* * *]	[* * *]
259.	Matthew Close	[* * *]	[* * *]	[* * *]
260.	Matthew Oliver	[* * *]	[* * *]	[* * *]
261.	Mia Fox	[* * *]	[* * *]	[* * *]
262.	Michael Cousins	[* * *]	[* * *]	[* * *]
263.	Michael McKeown	[* * *]	[* * *]	[* * *]
264.	Niamh Masterson	[* * *]	[* * *]	[* * *]
265.	Nidhi Gupta	[* * *]	[* * *]	[* * *]
266.	Norman Black	[* * *]	[* * *]	[* * *]
267.	Olivia Birbeck	[* * *]	[* * *]	[* * *]
268.	Padraig Lavery	[* * *]	[* * *]	[* * *]
269.	Patrick Shannon	[* * *]	[* * *]	[* * *]
270.	Peter McCartney	[* * *]	[* * *]	[* * *]
271.	Phillip Bell	[* * *]	[* * *]	[* * *]
272.	Rachel Ferres	[* * *]	[* * *]	[* * *]
273.	Rachel McConnell	[* * *]	[* * *]	[* * *]
274.	Richard Collins	[* * *]	[* * *]	[* * *]

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column 1	column 2	column 3	column 4	column 5
#	Name	Cash (in US$) / Purchase Price payment at Completion *	Agreed proportions	Agreed Warranty Retention Proportions (%)
275.	Ross Bratton	[* * *]	[* * *]	[* * *]
276.	Sandesh Gurung	[* * *]	[* * *]	[* * *]
277.	Scott Morrison	[* * *]	[* * *]	[* * *]
278.	Shahd Khawaja	[* * *]	[* * *]	[* * *]
279.	Steven Murray	[* * *]	[* * *]	[* * *]
280.	Sultan Elkhereiji	[* * *]	[* * *]	[* * *]
281.	Swapna Kumar	[* * *]	[* * *]	[* * *]
282.	Vitalii Vodolaga	[* * *]	[* * *]	[* * *]
283.	William Glyn Doherty	[* * *]	[* * *]	[* * *]
284.	Wojciech Geslak	[* * *]	[* * *]	[* * *]
285.	Yanina Morris	[* * *]	[* * *]	[* * *]
286.	Zack Hunter	[* * *]	[* * *]	[* * *]
287.	Zoe Latimer	[* * *]	[* * *]	[* * *]
288.	Frankie Gibson	[* * *]	[* * *]	[* * *]
289.	Corey Jordan Hunt	[* * *]	[* * *]	[* * *]

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column 1	column 2	column 3	column 4	column 5
#	Name	Cash (in US$) / Purchase Price payment at Completion *	Agreed proportions	Agreed Warranty Retention Proportions (%)
290.	Thomas Edmund Freeman	[* * *]	[* * *]	[* * *]
291.	Jordan John Jarrett	[* * *]	[* * *]	[* * *]
292.	Jegadheeshwari Ayyappan	[* * *]	[* * *]	[* * *]
293.	Jack Quinn	[* * *]	[* * *]	[* * *]
294.	Maria Casas Aguirre	[* * *]	[* * *]	[* * *]
295.	Patrick Anderson	[* * *]	[* * *]	[* * *]
296.	Nicola Jane Warren	[* * *]	[* * *]	[* * *]
297.	James Albert Staley	[* * *]	[* * *]	[* * *]
298.	Jack Isaac Hill	[* * *]	[* * *]	[* * *]
299.	Jack Peter Attfield	[* * *]	[* * *]	[* * *]
300.	Aaron Daniel O'Connor	[* * *]	[* * *]	[* * *]
301.	Aishwarya Sethumadhavan	[* * *]	[* * *]	[* * *]
302.	Vishnupriya Karakunnel Prasad	[* * *]	[* * *]	[* * *]
303.	Matthew John Ablard	[* * *]	[* * *]	[* * *]

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column 1	column 2	column 3	column 4	column 5
#	Name	Cash (in US$) / Purchase Price payment at Completion *	Agreed proportions	Agreed Warranty Retention Proportions (%)
304.	Daniel Martin Wyles	[* * *]	[* * *]	[* * *]
305.	Tim Peter Balcombe	[* * *]	[* * *]	[* * *]
306.	Mica Nelson	[* * *]	[* * *]	[* * *]
307.	Josh Moran	[* * *]	[* * *]	[* * *]
308.	Yehani Allang	[* * *]	[* * *]	[* * *]

* Reflecting, where applicable, the deductions required pursuant to clauses 3.2(a) and 3.2(a)

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schedule 2

Details of the Company and the Subsidiaries

Part 1
The Company

Name:	Reward Loyalty UK Limited
Registration number:	10701520
Date of incorporation:	31 March 2017
Registered office:	10 Hills Place, London, United Kingdom, W1F 7SD
Issued share capital:

£1,870,723.53 consisting of 3,709,800 shares divided into 1,564,179 ordinary shares of £1.00 each, 287,968 A ordinary shares of £1.00 each, 276,700 B ordinary shares of £0.01 each, 200,800 C ordinary shares of £0.01 each and 1,380,153 D ordinary shares of £0.01 each

Directors:	[* * *]
Secretary (if any):	[* * *]

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Part 2
Subsidiaries

Name:	Sports Loyalty Card Limited
Registration number:	04158111
Date of incorporation:	12 February 2001
Registered office:	71 Queen Victoria Street, London, EC4V 4BE
Issued share capital:	£1,854,913 consisting of 2,128,846 shares divided into 1,852,146 shares of £1.00 and 276,700 shares of £0.01
Directors:	[* * *]
Secretary (if any):	[* * *]

Name:	Hospitality Data Insights Ltd
Registration number:	08212431
Date of incorporation:	12 September 2012
Registered office:	140 Coniscliffe Road, Darlington, County Durham, United Kingdom, DL3 7RT
Issued share capital:	£2,241.53 consisting of 224,153 shares of £0.01
Directors:	[* * *]
Secretary (if any):	N/A

Name:	Impact Information Company Ltd
Registration number:	06244734
Date of incorporation:	11 May 2007
Registered office:	C/O Reward, 10, Hills Place, London, United Kingdom, W1F 7SD
Issued share capital:	£30 consisting of 30 shares of £1.00
Directors:	[* * *]
Secretary (if any):	[* * *]

Name:	Reward Loyalty & Analytics Ltd
Registration number:	4933
Date of incorporation:	11 August 2021
Registered office:	Unit IH-00-01-06-OF-05, Level 6, IH-00-01-CP-05, Dubai International Financial Centre, United Arab Emirates
Issued share capital:	AED 100 consisting of 100 shares of AED 1.00
Directors:	[* * *]
Secretary (if any):	[* * *]

Name:	Reward Loyalty East Pte Ltd
Registration number:	202214357D
Date of incorporation:	25 April 2022
Registered office:	3 Phillip Street #14-05, Royal Group Building, Singapore (048693)
Issued share capital:	SGD100 consisting of 100 ordinary shares of SGD1.
Directors:	[* * *]
Secretary (if any):	[* * *]

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schedule 3

Completion Accounts

Part 1
Accounting principles

[* * *]

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Part 2
Pro forma statement of Net Indebtedness

[* * *]

Part 3
Pro forma statement of Working Capital

[* * *]

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schedule 4

Completion obligations

1. Sellers’ Obligations

1.1 On Completion the Warrantors shall deliver to the Buyer:

(a) a current register of members for each Group Company (other than HDI);

(b) a deed of termination of the Shareholders Agreement in agreed form;

(c) a deed of termination of the Call Option Deed in agreed form;

(d) subject to the Buyer complying with clause 5.3(d), HSBC Pay-Off Letter and Release in agreed form and evidence satisfactory to the Buyer of the redemption amounts updated to Completion and confirmation that HSBC is aware of the imminent payment and has waived the 5 Business Day notice period;

(e) confirmatory IP assignment deed in agreed form between Andrew Ogilvie and the Company;

(f) JSOP Exercise Deeds duly executed by the Company, the JSOP Trustees, and each JSOP Participant;

(g) in respect of Adam McCallion, an election under section 431(1) ITEPA 2003 executed by the JSOP Participant and their employer or former employer in relation to the acquisition of the remaining beneficial interest in the JSOP Shares pursuant to the call option granted to such JSOP Participant in respect of the same;

(h) shareholder consent from EKG Holdings 3 Limited (as a "Major Shareholder" under the Shareholders' Agreement).

2. Obligations relating to the Group Companies

2.1 On Completion the Warrantors shall deliver to the Buyer:

(a) completed and signed transfers of the Sale Shares to the Buyer or as it directs ;

(b) a copy of the Disclosure Letter, duly signed by the Warrantors;

(c) where any Seller who has granted a power of attorney under which this agreement or any of the documents to be delivered to the Buyer under this agreement have been executed, a copy of that power of attorney;

(d) Data Room USB;

(e) the statutory books of each Group Company complete and accurate up to Completion and any company seal(s), certificates of incorporation, certificates of incorporation on change of name and all unused share certificates of each Group Company and all cheque books of each Group Company;

(f) letters of resignation in agreed form from all of the Directors and the secretaries of each Group Company; and

(g) a letter, in agreed form, from the Company secretary confirming that upon Completion Mr. Sheikh Mohammed Youssef El Khereiji has ceased to be a

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registrable person or registrable relevant legal entity (as the case may be) (in each case within the meaning of section 790C of the Companies Act) in relation to the Company.

2.2 On Completion the Warrantors shall make available to the Buyer share certificates in relation to the Sale Shares or provide an express indemnity in a form satisfactory to the Buyer in the case of any certificate found to be missing.

2.3 On Completion the Warrantors shall procure the holding of meetings of the Directors of the Group Companies to do such of the following things as are applicable to it:

(a) approve (subject to stamping or any other registration or notarisation required) the transfers referred to in paragraph 2.1(a) of this schedule;

(b) appoint Dan Wagner and Arthur Yao as directors of the Company and appoint Arthur Yao as a director and secretary of each Group Company;

(c) note the resignations referred to in paragraphs 2.1(f) of this schedule;

(d) approve the relevant documents referred to in paragraph 1.1 of this schedule and authorise one or more of the Directors referred to in paragraph 2.3(b) of this schedule to execute them on behalf of the relevant Group Company;

(e) change the registered office of the Company to 21 Sackville Street, London, England, W1S 3DN;

(f) approve the handing over of each relevant Group Company's Company Authentication Code to the Buyer; and

(g) pass any other resolutions reasonably requested by the Buyer.

3. Obligations of the Buyer

On Completion the Buyer shall:

(a) deliver a copy of the minutes of the board of directors of the Buyer authorising the execution and performance by the Buyer of its obligations under this agreement;

(b) deliver a receipted copy of the Disclosure Letter; and

(c) comply with its obligations under clause 5.3.

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schedule 5

Warranties

1. Part 1 – The Fundamental Warranties

1.1 The Sale Shares and shares in the Subsidiaries

(a) The Sale Shares constitute the whole of the allotted and issued share capital of the Company.

(b) The issued share capital of each Group Company is fully paid or credited as fully paid.

(c) No person has any present, future or contingent right to call for the allotment, conversion, or transfer of or to be entered in the share register as the holder of any share capital of the Company or any other Group Company and there is no Encumbrance on, over or affecting the shares in any Group Company or any arrangements or obligations to create any Encumbrances other than Encumbrances included in folder 2.j. of the Data Room.

(d) No Claim has been made by any person that they are entitled to any right or have the benefit of any Encumbrance referred to in Warranty 1.1(c) or the right to have an Encumbrance on any shares in any Group Company created in such person's favour.

(e) Except under the employee incentive schemes which have been Disclosed, there is no share option scheme or other agreement or arrangement which obliges the Company or any Group Company to issue shares or to buy back or redeem any issued shares.

(f) The details of the Company and each other Group Company set out in schedule 2 are correct.

(g) The Company and each other Group Company has been duly incorporated and is validly existing under the Applicable Laws of its jurisdiction of incorporation.

(h) The Company is the sole legal and beneficial owner of all the issued shares in each of the Subsidiaries (except for Impact Information Company Ltd which is owned by Sports Loyalty Card Limited as sole legal and beneficial owner ) free from any Encumbrances other than Encumbrances included in folder 2.j. of the Data Room.

(i) Neither the Company nor any other Group Company has any interest in the share capital of any body corporate save as specified in schedule 2.

(j) Neither the Company nor any other Group Company has given any power of attorney or other authority by which a person may enter into an agreement, arrangement or obligation on behalf of any Group Company except for the power of attorney in folder 1.b.1 to 1.b.7 of the Data Room and a power of attorney granted by the Company and Sports Card Loyalty Limited to Katherine Curtis.

(k) Neither the Company nor any other Group Company has any outstanding loan capital.

(l) No share in the capital of the Company or any other Group Company has been issued for a consideration other than cash.

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(m) No share in the capital of the Company or any other Group Company has been issued or transferred except in accordance with its articles of association or by-laws and Applicable Law.

(n) Neither the Company or any Group Company has redeemed or purchased or agreed to redeem or purchase any of its share capital or passed any resolutions authorising any such redemption or purchase or entered into or agreed to enter into any contract relating to shares in that Group Company that does not amount to a contract to purchase the shares but under which that Group Company may (subject to any conditions) become entitled or obliged to purchase those shares or passed any resolutions approving any such contract or made any capitalisation of reserves.

(o) Neither the Company nor any other Group Company has reduced its share capital or passed any resolutions authorising any such reduction.

1.2 Insolvency Event

No Insolvency Event has occurred in relation to any Group Company other than Reward Loyalty East Pte Ltd which is in process of being wound up.

1.3 Matching rights

All rights of Experian Finance Limited under the terms of the Shareholders Agreement have been fully observed and Experian has no further rights under or pursuant to Part 4 of Schedule 4 of the Shareholders Agreement or the Call Option Deed or any other related provisions.

1.4 Powers of attorney

So far as the Warrantors are aware the powers of attorney signed by a Seller and pursuant to which this agreement has been executed on relevant Seller's behalf are in full force and effect and none have been revoked, lapsed or have otherwise terminated.

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2. Part 2 - Constitution

2.1 Constitution and overseas assets

(a) Accurate copies of the certificates of incorporation, certificates of incorporation on change of name, articles of association and other constitutional documents of each Group Company are included in the Data Room.

(b) In respect of each Group Company, there are no restrictions on the exercise of the powers of the Directors or unusual requirements as to quorum or the manner of holding of board meetings.

(c) No Group Company has assets outside the United Kingdom, Singapore or the UAE and no Group Company has a branch, agency or place of business or any permanent establishment (as that expression is defined in the relevant double Tax relief orders) outside of the United Kingdom, Singapore or the UAE.

(d) No Group Company which is incorporated in the United Kingdom has a seat of management in a country within the European Union.

(e) Each Group Company has been duly incorporated and validly exists in accordance with Applicable Law.

2.2 Books and registers

(a) The share register or ledger and all other statutory books and registers of each Group Company (other than with respect to HDI and (as it relates to the share registers of C ordinary shares and D ordinary shares of the Company, the Company)) are included in folder 2.a. of the Data Room and contain accurate records of the members of that Group Company and all the other information which they are required to contain under Applicable Law. All returns, particulars, resolutions and other documents required to be delivered by any Group Company to the relevant Competent Authority under Applicable Law have been duly delivered and no fines or penalties are outstanding.

(b) No Group Company has received any notice of any application nor are the Warrantors aware of any intended application for the rectification of its share register or its PSC register.

2.3 Directors, share capital and loan capital

(a) The only Directors are the persons whose names are listed in respect of each Group Company in schedule 2 and no Group Company has any alternate, de facto or shadow directors nor any observer or other person entitled or accustomed to attend at or receive notice of board meetings or have any say or right to vote at board meetings except for Colin Grieves who attends board meetings of the Company from time to time as a representative of Experian.

(b) The Company has no interest in the shares or other securities of any company which is not a Subsidiary and no interest in any business other than that of the Company or a Subsidiary and has not agreed to acquire any such shares, securities or interest or held any such shares, securities or interest at any time.

(c) No Group Company has:

(i) created, allotted, issued, sold, listed for sale, offered, sponsored, used or distributed (or agreed to do any of foregoing in respect of) any Token, including through a simple agreement for future Tokens, pre-sale, initial

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coin offering, Token distribution or generation event, or Token crowdfunding or crowdsale;

(ii) developed or deployed a computer network, smart contract, or protocol that facilitates the generation of Tokens or otherwise incorporates Tokens; or

(iii) provided services or received proceeds in connection with any Token.

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3. Part 3 - Accounting and financial

3.1 The Accounts

(a) A copy of the Accounts is included in folder 3.b of the Data Room.

(b) The consolidated Accounts for each of the three years immediately preceding its Financial Year ended on the Accounts Date:

(i) were prepared in accordance with all applicable Accounting Requirements at the date of this agreement and at the date to which they were drawn up (in the case of the accounts for the three preceding years); and

(ii) give a true and fair view of the state of affairs of the Group Companies as a group at the Accounts Date and total comprehensive income, for the financial year ended on the relevant Accounts Date.

(c) The Accounts:

(i) make provision for all bad and doubtful debts, and disclose material contingent liabilities;

(ii) do not materially overstate the value of current or fixed assets;

(iii) do not materially understate any liabilities (whether actual or contingent); and

(d) are not affected by any unusual or non-recurring items or any other factor that would make the financial position and results shown by the Accounts unusual or misleading in any material respect. The Accounts were prepared on a basis (including as to accounting policies and estimation techniques) consistent with that adopted in preparing the audited accounts of Group Companies for the previous three Financial Years.

3.2 The Management Accounts

(a) A copy of the Management Accounts is attached to or enclosed in the Disclosure Letter.

(b) The Management Accounts have been prepared in good faith and with such care and skill as is reasonable for the preparation of unaudited management accounts in accordance with accounting principles used by Group Companies in the course of preparing management accounts for the Group Companies as a whole during the twelve months period ending on the date of this agreement and on a consistent basis .

(c) Having regard to the purpose for which they were prepared and are used, the Management Accounts are not misleading.

3.3 Books and records

(a) All the accounts, books and ledgers and financial and other records of each Group Company (including all invoices) have been properly kept (in accordance with all Applicable Laws) and are within that company's possession and control and all transactions relating to its business have been duly and correctly recorded in them.

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3.4 Bank accounts, Indebtedness and Encumbrances

(a) In respect of each Group Company:

(i) a list of all its bank, building society, investment and deposit accounts included in folder 3.j. of the Data Room;

(ii) there have been no payments out of any such accounts since the date of the statements specified in Warranty 3.5(a)(i) save for the payments made in the ordinary course of business;

(iii) it has not incurred any indebtedness which it has not repaid or satisfied other than in the ordinary course of business;

(iv) the amount borrowed by it does not exceed any limitation on its borrowing contained in its articles of association or in any debenture or other deed or document binding on it;

(v) it has not received demand for repayment of any borrowing which is repayable on demand, and there has not occurred any event which would entitle (or which with the giving of notice and/or the lapse of time and/or a relevant determination would entitle) any person to require early repayment of any borrowing ;

(vi) other than as Disclosed or included in folder 3.j. of the Data Room, it has no bank overdraft facilities, acceptance credits or other financial facilities outstanding or available to it;

(vii) it has not entered into nor is it negotiating to enter into any debt factoring, discounting or inventory finance arrangement;

(viii) it has not engaged in any off balance sheet financing or any financing of a type which would not require to be shown or reflected in the Accounts, had such arrangement or financing been entered into on or before the Accounts Date; and

(ix) it has not entered into nor is it negotiating to enter into any currency and/or interest rate swap agreement, asset swap, future rate or forward rate agreement, interest cap, collar and/or floor agreement or other currency exchange or interest rate protection transaction or combination of them or any option or any similar arrangement.

(b) All current Encumbrances created by or in favour of any Group Company which are required to be registered in accordance with the provisions of any Applicable Law or in any other relevant jurisdiction have been so registered and comply with all necessary formalities as to registration or otherwise in that jurisdiction..

3.5 Liabilities, debts, and solvency

(a) No Group Company has material liabilities (including contingent or disputed debts) except liabilities:

(i) for which proper provision has been made in the Accounts or the Management Accounts ; and

(ii) which have arisen in the ordinary and usual course of day-to-day trading since the Management Accounts Date.

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(b) No sum shown in the Management Accounts, in respect of debtors is represented by debts which at the Management Accounts Date were more than 90 days overdue for payment.

(c) No Group Company is owed any sums other than debts incurred in the ordinary course of trading.

(d) No event has occurred causing, or which on intervention or notice by any third party may cause, any floating charge created by any Group Company to crystallise or any charge created by it to become enforceable, nor has any crystallisation occurred or is any such enforcement in process.

(e) No person who is or has at any time within the last three years been a Director or officer of any Group Company has at any material time been subject to any disqualification order under any Applicable Law, or was the subject of any investigation or proceedings capable of leading to a disqualification order being made.

(f) As far as the Warrantors are aware, no Group Company has been a party to any transaction with any third party which, in the event of such third party going into liquidation or an administration order or a bankruptcy order being made in relation to such third party, would constitute a transaction at an undervalue, a preference, an invalid floating charge or an extortionate credit transaction or part of a general assignment of debts, under any Applicable Law.

3.6 Grants

(a) No Group Company has applied for or received any investment grant, building grant, grant under any Applicable Law or any other governmental grant, allowance or loan subsidy, or financial assistance.

(b) No circumstances have arisen or could arise as a consequence of events occurring on or before the date of this agreement (including the execution or completion of this agreement) as a result of which:

(i) any grant, subsidy, allowance or assistance received by any Group Company is liable to be repaid; or

(ii) any grant, allowance subsidy or assistance for which any Group Company has made application will not be paid or will be reduced.

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4. Part 4 - General Commercial

4.1 Information provided

(a) All information:

(i) contained in replies to the due diligence questionnaire sent by the Buyer's Lawyers to the Company and/or the Sellers' Lawyers; and

(ii) which has been given in writing by the Company and/or the Seller’s Agent to the Buyer or its Advisers in the course of the negotiations leading to the signing of this agreement,

was at the time it was so given accurate

4.2 Assets

(a) Each Group Company is the sole legal and beneficial owner of, or has a right to use, the assets used in its business or held at the Real Property free from any retention of title arrangement or other Encumbrance.

(b) In relation to any assets held by any Group Company under any hire, hire purchase, conditional or credit sale, leasing or retention of title agreement or otherwise belonging to a third party, no event has occurred which entitles, or which on intervention or notice by the third party may entitle, the third party to repossess the assets concerned or to terminate the agreement or any licence in respect of it.

(c) A schedule of fixed assets, including plant, machinery, tools, vehicles and equipment owned by each Group Company is included in folder 3.g. of the Data Room.

(d) In respect of the fixed and moveable plant and machinery, vehicles, office furniture and equipment owned by any Group Company:

(i) each item is:

(A) in the possession and control of the Group Company;

(B) in good repair and condition having regard to their carrying values in the accounting records of the Group Company;

(C) regularly maintained in accordance with applicable technical standards, safety regulations and the provisions of any applicable agreement;

(D) fully serviceable; and

(E) listed in the asset register of the Group Company included in folder 3.g of the Data Room;

(ii) no item:

(A) is a risk to health or safety or otherwise dangerous, inefficient, out of date, unsuitable or in need of renewal or replacement;

(B) has been adversely affected by fire or adverse weather conditions; and

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(iii) subject to normal wear and tear, all such assets are and are expected to remain in good repair over the period of time during which they will be written down to a nil value in the accounts of the Group Company and are capable of being efficiently and properly used for the business of the Group Company.

(e) Maintenance contracts are in force for all the assets of each Group Company for all assets which any Group Company is obliged to maintain or repair under any agreement.

(f) No Group Company has entered into any leasing or hiring agreement, hire purchase agreement, conditional sale or credit sale agreement, agreement for payment on deferred terms or any similar agreement or arrangement in respect of any of its assets with the value exceeding £20,000.

(g) No Group Company is in breach of any of the provisions of any agreement or arrangement of a type described in Warranty 4.2(f).

(h) As far as Warrantors are aware, no Group Company has done or omitted to do any act or thing which has prejudiced or affected, or might materially prejudice or affect, its goodwill.

(i) As far as Warrantors are aware, each Group Company owns, leases or has the right to use all assets it requires in order to carry on its business as carried on at the date of this agreement.

4.3 Products and Services

(a) No Group Company has made any statement as to the performance or quality the Services which is inaccurate or cannot be substantiated or has received any complaint from any regulatory body, customer or other person that its advertising is misleading or deceptive or may cause confusion.

(b) A copy of each current form of standard terms of contract or business used by each Group Company is attached to or enclosed in the Disclosure Letter. Except as provided in such standard terms or as implied by Applicable Law no Group Company has given any guarantee or warranty or made any representation or assumed any liability or obligation in respect of the Services where a breach of any such warranty, guarantee or representation, or assumption of such liability or obligation, might reasonably be expected to adversely affect the Group as a whole.

4.4 Change of control

There is no agreement or arrangement whether or not in writing to which any Group Company is a party which, on the execution of this agreement or on Completion or as a result of the performance of this agreement will or may result in:

(a) any third party being relieved of any obligation or becoming entitled to exercise any right (including a right of termination or any right of pre-emption or other option); or

(b) the Group Company being in default under any agreement or arrangement or losing any benefit, right or licence which it currently enjoys; or

(c) a liability or obligation of the Group Company being created or increased.

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4.5 Material contracts

(a) There is no agreement or arrangement whether or not in writing to which any Group Company is a party:

(i) which was entered into otherwise than at arm's length;

(ii) under which the Group Company gives any guarantee, performance or other bond, indemnity, letter of comfort or similar commitment (whether or not legally binding) in relation to, or stands surety for, the obligations of any third party;

(iii) under which any person has (otherwise than in the ordinary and usual course of trading) incurred any financial indebtedness or liability (actual or contingent) to the Group Company or vice versa or has given any performance bond or other bond in relation to any of the obligations of the Group Company;

(iv) which establishes any joint venture, cooperation agreement or arrangement, consortium or profit or loss sharing agreement or arrangement;

(v) which involves future capital expenditure by the Group Company exceeding £50,000;

(vi) which will result in the Group Company becoming liable for any finder's fee, brokerage or other commission in connection with this agreement;

(vii) which is a power of attorney given by the Group Company or which gives any other authority which would enable any person to enter into any contract or commitment on behalf of the Group Company;

(viii) which is an agency, distributorship, marketing, purchasing, licensing, management or administration (including the management or administering of the affairs of any company, firm, association or business organisation) agreement or arrangement which involves payment by reference to fluctuations in the index of retail prices, or any other index, or in the rate of exchange of any currency or any interest rate;

(ix) which relates to the acquisition or disposal of companies, businesses or fixed assets by the Group Company under which the Group Company has outstanding obligations;

(x) which is an option to acquire any asset of a Group ;

(xi) which cannot readily be fulfilled or performed by the Group Company on time; or

(xii) where the consideration receivable by the Group Company is not cash; or

(xiii) which is an agreement or arrangement with a service provider or supplier to a Group Company which has more than six months left to run and which the Group Company cannot terminate by six months' notice or less without payment of compensation or damages.

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(b) No material agreement or arrangement to which any Group Company is a party is invalid or ultra vires and there are no grounds for rescission, breach, avoidance or repudiation of any material agreement or arrangement to which any Group Company is a party.

(c) There are attached to or enclosed in the Disclosure Letter complete copies of all agreements entered into by each Group Company otherwise than on the standard terms of business of the Group Company for the supply of Services by the Group Company.

4.6 Major customers, clients and suppliers

(a) Neither more than 10 per cent. of the total annual amount of all purchases, nor more than 10 per cent. of the total annual amount of all sales, of any Group Company are obtained or made from or to the same supplier or customer (including any Associate of such supplier or customer),

(b) No material customer or client of any Group Company has ceased or has indicated an intention to cease trading or dealing with the Group Company nor, so far as the Warrantors are aware, is anticipated to do so or to suffer an Insolvency Event.

4.7 Regulatory matters - general

(a) Each Group Company has at all times carried on its business and affairs in accordance with its articles of association and by-laws and all Applicable Laws in all material respects.

(b) No Group Company carries on or purports to carry on, and no Group Company has carried on or purported to carry on at any time any regulated activity in contravention of section 19 of the Financial Services and Markets Act 2000.41

(c) The Company and each Group Company complies and has at all times complied with regulation 138(1) of the UK Payment Services Regulations 2017 (SI 2017/752) as amended from time to time.

(d) No governmental, administrative or regulatory authority has served a notice on any Group Company in respect of any of its assets or activities and, so far as the Warrantors are aware, there are no circumstances likely to give rise to the service of such a notice.

(e) So far as the Warrantors are aware, there are not pending, or in existence, any investigations or enquiries by, or on behalf of, any governmental, administrative or regulatory authority in respect of any of the affairs of any Group Company.

(f) Each Group Company has complied with all the requirements of all Applicable Laws relating to the health and safety of its Employees.

4.8 Regulatory matters

(a) No Group Company is, or has been at any time in the 12 month prior to the date of this agreement, a party to or engaged in any:

(i) agreement, arrangement, concerted practice or other practice;

(ii) unilateral conduct or practice; or

(iii) merger, acquisition or joint venture, which:

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(A) contravenes ;

(B) is or was invalidated by;

(C) requires or required notification or registration under;

(D) satisfies or satisfied the criteria for review or investigation under.

any competition, anti-trust, merger control, regulatory, monopoly, fair trading, national security, national security and investment, foreign investment or similar legislation.

(iv) No Group Company has received any formal process, notice or communication by any Competition Authority in respect of any matter in connection with the breach by the Group Companies of the competition or anti-trust law.

(b) No business of any Group Company as at the date of this agreement falls within the scope of any of the 17 sectors as set out in NSIA Regulations. No Group Company is a party to any agreement or arrangement which falls within the scope of any of the 17 sectors set out in the NSIA Regulations.

4.9 Transactions with the Sellers, Directors and their respective Associates

(a) There are no:

(i) loans or quasi loans (as defined in the Companies Act) or credit transactions (as so defined) made by any Group Company to any Seller, any Associate of any Seller, Director or any Associate of any Director; or

(ii) debts owing to any Group Company from any Seller, any Associate of any Seller, Director or any Associate of any Director, other than on normal commercial terms in the ordinary and usual course of business.

(b) There are no mortgages, charges, guarantees or other security arrangements entered into by any Group Company in respect of any obligations of any Seller, any Associate of any Seller, Director or any Associate of any Director.

(c) No Group Company depends in any material respect on the use of any property, right or asset owned by, or facilities or services provided by, any Seller (other than services provided as an Employee), any Associate of any Seller, Director or any Associate of any Director.

(d) There are no existing contracts, transactions or arrangements to which any Group Company is a party material to the Business and in which any Seller or Associate of any Seller is directly interested.

4.10 Insurance

(a) Copies of the current insurance policies are set out in folder 2.i. of the Data Room. All premiums due in respect of such insurance policies have been paid . So far as Warrantors are aware, all such insurance policies are currently in force, and nothing has been done or omitted to be done which could make any policy of insurance void or voidable, or which is likely to result in an increase in premium. So far as Warrantors are aware, no such insurance policy is subject to any material special or unusual terms or restrictions.

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(b) So far as Warrantors are aware, no Claim is outstanding or is likely to be made under any of such insurance policies and, so far as Warrantors are aware, no circumstances exist which are likely to give rise to any Claim.

(c) So far as Warrantors are aware, no Employee, workperson or any other third party has suffered any illness, accident or injury for which any Group Company may be liable and which is not fully covered by insurance.

4.11 Claims, disputes, notifications and investigations

(a) No Group Company is a party (whether as claimant or defendant or otherwise) to any Claim, litigation, arbitration, prosecution or other legal or quasi legal proceedings or enquiry and no Group Company has been engaged in any such Claim, proceedings or enquiry during the two years before the date of this agreement and, so far as Warrantors are aware, there are no Claims (whether criminal or civil) pending or threatened or reasonably anticipated by or against any of the Group Companies or any Director, Employee or Consultant.

(b) The Warrantors are not aware that Services provided by any Group Company are defective or have or may have caused or contributed to any damage to property or personal injury and, so far as Warrantors are aware, there is no dispute between any Group Company and any of its customers, licensees or clients.

(c) So far as Warrantors are aware, there are no complaints, Claims, disputes, investigations, disciplinary proceedings or other facts or circumstances likely to lead to any Claim, suit, litigation, prosecution, investigation, enquiry or arbitration involving any Group Company.

(d) There are no unfulfilled or unsatisfied judgments or court orders outstanding against any Group Company

(e) No distress, distraint, charging order, garnishee order, execution or other process which a court or a similar body may use to enforce payment of a debt has been levied or applied for in respect of any asset of any Group Company.

(f) No Group Company is in dispute with any of its suppliers or sub-contractors as to the quality or standard of work necessary for the delivery of the Services provided by any Group Company.

(g) No Group Company has unpaid liability in respect of any bill or account received more than 90 days before the date of this agreement.

4.12 Conduct of business since the Accounts Date

(a) Since the Accounts Date:

(i) no dividend or other distribution has been declared, paid or made by any Group Company;

(ii) each Group Company has carried on its business as a going concern in its ordinary and usual course without any interruption or change in its nature, scope or manner;

(iii) no Group Company has disposed of or parted with possession of any of its assets or entered into any transaction or assumed or incurred any

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liabilities or made any payment except in the ordinary and usual course of trading and at arm's length;

(iv) no Group Company has entered into any contract involving expenditure on capital account or the purchase of any capital equipment or other items of a capital nature, in each case exceeding £50,000;

(v) the business of any Group Company has not been materially or adversely affected by the loss of any customer which in either of the two Financial Years immediately preceding the Accounts Date accounted for 10 per cent. or more of its turnover;

(vi) no business of any Group Company has been materially adversely affected by the loss of any source of supply which:

(A) in either of the two Financial Years immediately preceding the Accounts Date accounted for 10 per cent. or more of total amount paid by the Group Company in such period for goods, services or equipment supplied to the Group Company;

(B) was a supplier of goods, services or equipment to any Group Company for which there is no other readily available source of supply other than a supplier whose prices or charges exceed those of the lost source of supply by 10 per cent. or more; or

(C) is otherwise material to the business of any Group Company;

(vii) there has been no material adverse change in the financial position or trading prospects or turnover of any Group Company ;

(viii) no contract or commitment (whether in respect of capital expenditure or otherwise) has been entered into by any Group Company on terms which will allow for less than full recovery of costs, overheads and profit or which is of a long term or unusual nature, or which involves or could involve an obligation of a material nature or magnitude; and for this purpose a long term contract or commitment is one which will not be performed in accordance with its terms within three months after the date it was entered into or undertaken or which is incapable of termination by the Group Company on three months' notice or less;

(ix) no Group Company has acquired or disposed of or agreed to acquire or dispose of any business or any material asset or assumed or acquired any material liability (including any contingent liability) otherwise than in the ordinary and usual course of business;

(x) no Group Company has disposed of or agreed to dispose of any asset for a consideration payable by instalments where any instalment remains unpaid;

(xi) all payments of money received by each Group Company have been credited to its accounts with its bankers;

(xii) each Group Company has paid its creditors in accordance with the same policy as that adopted throughout the Financial Year ended on the Accounts Date;

(xiii) there has not been any material change in the level of borrowing or in the working capital requirements of any Group Company;

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(xiv) there has not been any unusual increase or decrease in the level of the inventories or work in progress of any Group Company;

(xv) no provision in the accounting records has been released; and

(xvi) the profits of any Group Company have not been affected by changes or inconsistencies in accounting treatment, by material non-recurring items of income or expenditure, by material transactions of an abnormal or unusual nature or which have been entered into otherwise than on normal commercial terms.

Anti-Bribery and Corruption

4.13 No Group Company nor, so far as Warrantors are aware, any of the relevant person’s directors, officers, employees, Associated Persons or any other person acting on such person’s behalf has engaged in any activity or conduct that has resulted or shall result in a violation of:

(a) any Anti-corruption Laws; and

(b) any applicable law or regulations relating to economic or trade sanctions, including the laws or regulations implemented by the Office of Foreign Assets Control of the United States Department of the Treasury and any similar laws or regulations in other jurisdictions.

4.14 Each Group Company has instituted and maintained appropriate policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, compliance by such Group Company and its directors, officers, employees and agents for the time being with all anti-money laundering, anti-bribery and Anti-corruption Laws in relation to the businesses of the Group and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving any Group Company with respect to such laws is pending or, so far as the Warrantors are aware, threatened.

4.15 No Group Company is the subject of any sanctions administered by HM Treasury, the United Nations, the European Union or the Office of Foreign Assets Control of the US Department of the Treasury.

4.16 The Group Companies have not nor, as far as Warrantors are aware, any of the Group Company's directors, officers, employees, Associated Persons, or any other person acting on such person’s behalf is or has been the subject of any investigation, inquiry, action or proceedings regarding any offence or alleged offence under anti-money laundering, counter-terrorist financing, sanctions or anti-fraud legislation, no such investigation, inquiry or proceedings have been threatened or are anticipated, and, so far as the Warrantors is aware, no facts exist which are reasonably likely to result in any Group Company becoming subject to any such investigation, inquiry, action or proceedings.

4.17 Subsidies

All governmental, state or regional subsidies granted to any Group Company were used in accordance with the Applicable Laws or any other public orders or conditions imposed or related to them in conjunction with their granting and, in particular, all conditions imposed by the respective governmental authorities have been fulfilled and observed. No Group Company is under any further obligation to perform any services with regard to such subsidies and no such subsidies have to be repaid by any Group Company as a result of the execution of this agreement, the completion of the transactions contemplated under it or any other reason.

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5. Part 5 - Intellectual Property and data protection

5.1 Ownership, title and adequacy of Intellectual Property

(a) In respect of the Group Intellectual Property in respect of which any Group Company is a legal and beneficial owner, details of which are set out in folder 2.f. of the Data Room (the "Owned Intellectual Property"):

(i) the relevant Group Company is the sole legal and beneficial owner of it;

(ii) it is valid, subsisting and enforceable and has not been the subject of any challenge, opposition or attack by any person;

(iii) insofar as it is registered or the subject of an application for a registration:

(A) complete, current and accurate particulars of it are included in folder 2.f.1. of the Data Room;

(B) all relevant registrations and applications have been made by, or are in the name of, the relevant Group Company;

(C) all application and renewal fees relating to its administration have been duly paid;

(D) there are no facts known to any Group Company which would indicate or suggest that such applications or any of them may fail in any respect to be granted in full; and

(E) all European Union trade mark and Registered Community Design applications (whether filed with the EUIPO or under any international system) pending on 31 December 2020 have been refiled in the United Kingdom within the relevant nine month priority period such that the comparable United Kingdom application has the same filing, priority and seniority dates as the corresponding European Union trade mark or Registered Community Design, as appropriate;

(iv) complete, current and accurate particulars of all domain names used or operated by any Group Company (the "Domain Names") are included in folder 2.f.2 of the Data Room:

(A) a Group Company is the current registrant of the Domain Names and all such Domain Names are controlled and administered by the relevant Group Company and used exclusively in connection with the business of the relevant Group Company;

(B) the relevant Group Company has, in its control and possession, sufficient information, passwords and access codes to allow it to access, edit, control and/or administer the Domain Names that it uses;

(C) no Group Company has committed any breaches, and no Group Company is currently in breach, of any agreement with the registrar of any Domain Name; and

(D) each Group Company has completed all necessary formalities (including the payment of all relevant fees) in order to effect any

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renewals of the Domain Names which were due prior to the date of this agreement;

(v) accurate summary of all Proprietary Software is included in folder 5 of the Data Room;

(b) The Group Intellectual Property comprises all the Intellectual Property which is necessary for each Group Company to carry on the business.

(c) No Intellectual Property has been developed for any Group Company using any funding, personnel or student of any governmental authority or educational institute. All Contributors involved in, and other persons who have provided services to any Group Company relating to, the creation or development of any Owned Intellectual Property have executed appropriate valid and enforceable agreements with any relevant Group Company by which all Intellectual Property in their work vests solely in the relevant Group Company or, in the case of Contributors who at all material times were and/or are employees of any Group Company, all their work in relation to the Group Intellectual Property has been carried out in the normal course of their employment duties.

(d) There are no outstanding Claims of any Employee against any Group Company under any Applicable Law or contract providing for Employee compensation in respect of any material Intellectual Property developed by Employees.

5.2 Proprietary Software

(a) No Open Source Code is contained, distributed with, or has been used in the development of, any Proprietary Software.

(b) No Proprietary Software contains, is derived from, is distributed with, or is being or was developed using, Open Source Code that is licensed under any terms that:

(i) impose or could impose a requirement or condition that any Proprietary Software:

(A) be disclosed or distributed in source code form;

(B) be licensed for the purpose of making modifications or derivative works;

(C) be redistributable at no charge; or

(ii) otherwise impose or could impose any other material limitation, restriction or condition on the right or ability of any Group Company to use or distribute any Proprietary Software or to enforce Intellectual Property.

(c) No Proprietary Software has suffered any material failure in functionality or performance in the two years preceding the date of this agreement.

(d) In relation to the source code for the Proprietary Software (other than any which is the subject of the Licences-In):

(i) the relevant Group Company has in its possession, in a secure repository, a complete and up-to-date copy of the source code for each item of the Proprietary Software, such source code being fully documented in a recognised computer programming language, so as to

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enable it to be compiled or interpreted into equivalent object code, together with all associated documentation, code, data, libraries, tools and other items and material necessary or desirable to enable a reasonably skilled computer programmer fully to understand, use, reproduce, modify, enhance and maintain the Proprietary Software;

(ii) no person (other than the relevant Contributors and any Group Company and its current and duly authorised Employees) has, or has had, any such source code in its possession or control;

(iii) there is no agreement (including any licence or escrow agreement) in force under which any third party may become entitled to possess or use any such code; and

(iv) no person is entitled to require such an agreement to be entered into by any Group Company.

5.3 Encumbrances and restrictions

(a) None of the Owned Intellectual Property:

(i) is subject to any Encumbrance; or

(ii) is subject to any other agreement or arrangement restricting its use or exploitation by any Group Company (including any delimitation or co-existence agreement or agreement limiting use by territory, field, persons or as to time), other than as expressly set out in the Intellectual Property Agreements.

(b) None of the Group Intellectual Property will be restricted as to its exploitation, or will be lost, terminated, or rendered liable to a right of termination, assignment or licence to a third party, by virtue of the execution of this agreement or the transaction effected by the Transaction Documents.

5.4 Intellectual Property Agreements

(a) A complete and accurate list of all material:

(i) Licences-In;

(ii) Licences-Out; and

(iii) other Intellectual Property Agreements

are each set out in the Disclosure Letter.

(b) Complete and accurate copies of all material Intellectual Property Agreements have been included in folders 2.d.1 to 2.d.6 and 2.g.1 of the Data Room.

(c) The Intellectual Property Agreements are valid, binding and in full force and effect. None of the Intellectual Property Agreements will be breached, lost, terminated, rendered liable to any right of termination, suspension assignment or their terms amended by virtue of the execution of this agreement or the transaction effected by the Transaction Documents.

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5.5 Infringement

For the purposes of the Warranties in this paragraph 5.5, to "infringe" in relation to Intellectual Property includes to pass off, misuse or misappropriate Intellectual Property or to compete unfairly, and "infringed" and "infringement" have corresponding meanings.

(a) No activity of any Group Company as carried on now and within the past six years has infringed, does infringe or, so far as the Warrantors are aware, is likely to infringe any Intellectual Property of any third party

(b) There have not been any within the past six years, and there are no pending or, so far as the Warrantors are aware, anticipated allegations, notifications, applications or Claims:

(i) by any third party that the business of any Group Company infringed or infringes any Intellectual Property of any third party; or

(ii) for invalidity, revocation, opposition, compensation or otherwise in respect of any Owned Intellectual Property,

(iii) and the Warrantors are not aware of any facts or circumstances which could give rise to any such allegation, notification, application or Claim.

(c) There have not been any within past six years, and there are no pending or anticipated allegations, notifications, applications or Claims by any Group Company:

(i) against a third party alleging infringement of any Group Intellectual Property; or

(ii) for invalidity, revocation, opposition, compensation or otherwise in respect of the Intellectual Property of any third party, and the Warrantors are not aware of any facts or circumstances which could give rise to any such allegation, notification, application or Claim.

5.6 Confidential information

To the extent that information of a confidential nature (including know-how, trade secrets and customer lists) is exploited by any Group Company, the relevant Group Company takes all necessary steps to keep such information confidential (except for any of it which has come into the public domain lawfully and not through a breach of confidence) and, so far as Warrantors are aware, such information has not been disclosed to any third party, except under the terms of a written, binding confidentiality agreement which contains adequate protections for such information.

5.7 Data protection

(a) Each Group Company has fully complied at all material times and as at Completion fully complies with all Data Protection Laws. In particular, each Group Company:

(i) has ensured that all agreements with third parties involving sharing Personal Data accurately reflect the relevant roles and responsibilities of the parties (whether as controller, processor, or joint controller);

(ii) where acting as a controller, has established, published, and maintains privacy notices that comply with applicable transparency and disclosure requirements under Data Protection Laws; and

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(iii) processes Personal Data only on the basis of valid lawful grounds (including, where applicable, collecting valid consent under applicable Data Protection Laws).

(b) No Group Company has received any notice, complaint or Claim from any individual, third party and/or Competent Authority alleging non-compliance with Data Protection Laws (including any prohibition or restriction on the transfer of data to any jurisdiction) or claiming compensation for or an injunction in respect of non-compliance with Data Protection Laws.

(c) No Group Company has suffered a material data breach or loss of Personal Data in the two years before the date of this agreement. A material data breach or loss of Personal Data is one that is reportable to the relevant Competent Authority by the relevant controller.

(d) The Group Companies have an adequate data breach response plan.

(e) Any automated decision-making that produces legal or similarly significantly effects on natural persons has been conducted in compliance with all applicable Data Protection Laws.

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6. Part 6 - The Computer Systems and Computer Contracts

6.1 Computer Systems

(a) An accurate list of the material Computer Systems is included in the folder 5 of the Data Room.

(b) The Computer Systems are owned by the relevant Group Company or licensed, leased or supplied to the relevant Group Company under one or more valid and binding Computer Contract(s). Each of the Group Companies has the right to use the Computer Systems and the right of each of the Group Companies to use the Computer Systems under the Computer Contract will not be affected by the execution of this agreement.

(c) Where any element of the Computer Systems is owned by any Group Company, the relevant Group Company is the legal and beneficial owner of that element of the Computer Systems free from Encumbrances and so far as the Warrantors are aware, no other person has any claim or right in respect of any element of the Computer Systems.

(d) The material elements of the Computer Systems have been regularly maintained. No part of the Computer Systems has materially failed to function in the twelve months prior to the date of this agreement such as to cause material disruption to the Business.

(e) The Group Companies have in place appropriate systems for ensuring the security of the Computer Systems and the confidentiality and integrity of all data stored or processed in them.

(f) The Group Companies have, and have had for at least the twelve months before the date of this agreement, adequate procedures for testing the security of the Computer Systems, including undertaking third party penetration and/or vulnerability testing (including across IP addresses) on at least an annual basis, and the results of such testing do not include any risks categorised as 'very high', 'high' or equivalent.

(g) The Group Companies have in place appropriate disaster recovery arrangements and plans (details of which have been included in folder 5.d of the Data Room), which can reasonably be expected to enable the business of each Group Company to continue without material adverse change in the event of a material failure of any of the Computer Systems.

(h) So far as the Warrantors are aware, each Group Company has complied in all material respects and at all material times in the six years prior to the date of this agreement with Cyber Security Laws.

6.2 Computer Contracts

(a) A complete and accurate copies of all material Computer Contracts have been included in folder 2.g.1 and 2.d.7.2 of the Data Room.

(b) So far as Warrantors are aware, the Computer Contracts are valid and binding and none of them will be breached, lost, terminated, rendered liable to any right of termination or assignment or their terms amended by virtue of the execution of this agreement or the transaction effected by the Transaction Documents.

(c) So far as the Warrantors are aware, no party to a Computer Contract is in material breach of its terms, and no allegation, notification or application has

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been made or dispute or Claim has arisen in relation to any Computer Contract in the Six years prior to the date of this agreement, nor is any Warrantor aware of any facts or circumstances which might give rise to any such allegation, notification, application, dispute or Claim.

(d) Other than those expressly set out in the Computer Contracts, there are no royalties, licence fees, other fees or consideration (including non-monetary consideration) payable by any Group Company in connection with any of the Computer Systems.

(e) Each Computer Contract that is a software escrow agreement (if any) is with a reputable third party escrow agent which provides that, as a minimum, the source code relating to the deposited software (as modified from time to time) will be made available to the relevant Group Company if the ability or willingness of the applicable third party licensor of such software to maintain or support the software ceases or becomes restricted in a material way.

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7. Part 7 - Employment

7.1 Terms and conditions of employment

(a) In respect of each current permanent Employee, (i) there is included in folder 4.a.2 of the Data Room a spreadsheet giving anonymised particulars of their job titles, sex, notice periods, job location, standard hours of work, salaries, entitlement to commissions or bonuses and all other benefits, (ii) there is included in folder 3.i.4 a spreadsheet on share incentive or profit sharing arrangements, share options .

(b) There are no outstanding offers of employment or engagement made to any person by any Group Company pursuant to which such person would be entitled to remuneration at an annual rate of more than £100,000, and there is no one who has accepted such an offer of employment or engagement made by any Group Company but who has not yet taken up that employment or engagement.

(c) All service and employment agreements entered into by any Group Company and in force at the date of this agreement may be lawfully terminated in compliance with any Applicable Law, and in accordance with any contractual agreement, lawfully by not more than four months' notice. All consultancy agreements entered into by any Group Company may be terminated by not more than three months' notice without giving rise to any Claim for damages or compensation.

(d) No current Director or Employee entitled to remuneration at an annual rate, or an average annual rate over the last three financial years, of more than £100,000:

(i) has given or received notice terminating his or her office or employment or engagement or altering its terms, and no such person will be entitled as a result of the entering into of this agreement to give notice of termination or claim for any payment or benefit or be treated as being released from any obligation;

(ii) is absent by reason of sickness or injury which (at the date of this agreement) has continued for more than 14 consecutive days;

(iii) is on maternity, paternity, parental or adoption leave, shared parental leave, or any other form of family leave under Applicable Law; or

(iv) is on a fixed term contract.

(e) No amounts due to the current Employees, Consultants or Directors including income tax and social security contributions and pension contributions or any other withholding required by Applicable Law relating to the employment or engagement of any Director, Consultant or Employee are in arrears or unpaid.

(f) None of the current Employees has any accrued rights to holiday pay or pay in lieu of holidays which have not been provided for in full in the Management Accounts.

(g) There are included in the folder 4.c of the Data Room copies of :

(i) contracts of employment or offer letters for all current Employees and all Directors entitled to remuneration at an annual rate, or an average annual rate over the last three financial years, of more than £100,000 and any letters, agreement or other documents confirming individual

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variations to the contracts of employment or offer letters of such Employees and Directors;

(ii) any staff or Employee handbook or written employment policies for each Group Company; and

(iii) the material terms of any consultancy agreements with any Group Company.

7.2 Variations of terms and conditions of employment

(a) No Group Company has entered into any agreement or made any legally binding offer regarding any future variation in any contract of employment, contract of service or consultancy agreement or any other agreement imposing an obligation on any Group Company that it will increase the basis or rates of remuneration or payment or the provision of other benefits to or on behalf of any of its Directors, Employees or Consultants at any future date.

7.3 Employee incentive arrangements

(a) Folders 4.e., 4.c.1 and 3.i.4 of the Data Room contains each of the following which are now operated by any Group Company or which any Group Company is under any obligation (whether or not legally binding) to provide at any future date:

(i) any scheme or arrangement whereby its current Directors or Employees or their relevant relatives or dependents may acquire shares or options to acquire shares of any class in any Group Company;

(ii) any arrangement under which current or former Employees their relatives or dependents are the beneficiaries or are entitled to receive any material benefits;

(iii) any cash bonus scheme or other employee incentive arrangements not involving the issue of shares; or

(iv) any arrangement by which any commission or remuneration of any kind payable or due to any of its current Directors or Employees may be calculated by reference to the turnover, profits or sales of any Group Company.

(b) In relation to any share schemes or arrangements of the kind referred to in Warranty 7.3(a):

(i) copies of all documents governing such share schemes have been attached to the Disclosure Letter;

(ii) such share schemes have been operating in accordance with their governing rules or terms and all applicable laws;

(iii) all documents relating to such share schemes which are required to be filed with any regulatory authority have been so filed, and all regulatory requirements relating to such share schemes have been complied with in all material respects;

(iv) no current Employee or relation or dependent or other participants in any such share schemes has made any Claim against any Group Company.

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7.4 Collective agreements, industrial payments and disputes

(a) No Group Company recognises any trade union , association of trade unions, works council, Employee association or other organisation or body of Employees, nor has any Group Company done any act which might reasonably be construed as recognition.

(b) No Group Company is involved in, or has been involved in the last five years in, any industrial or trade dispute or any other type of dispute or negotiation regarding a Claim of material importance or the dismissal, suspension, disciplining or varying of the terms and conditions of employment of any current or former Employee, staff association or other organisation or body of Employees, with any trade union, works council, Employee association or other organisation or body of Employees, and so far as the Warrantors are aware, there are no circumstances which are likely to give rise to any such dispute or negotiation.

7.5 Disciplinary, grievance and termination of employment matters

(a) No disciplinary action has been taken against any current or former Employee and no grievance or complaint relating to sex, race, colour or nationality, disability, age, sexual orientation, pregnancy or maternity leave, marital or civil partnership status, gender reassignment or religion or belief discrimination has been raised by any current or former Employee in the two years ending on the date of this agreement.

(b) The Warrantors are not aware of any fact or matter affecting any Employee which might reasonably be considered grounds for dismissal or for a warning that the continuation of any conduct or behaviour might lead to dismissal and no warning has been given to any Employee.

(c) No current or former Director, Employee or Consultant has any Claim against any Group Company for loss of office or arising out of the termination of their office, employment or consultancy or in respect of any accident or injury or otherwise and there is no event which would or might give rise to any such Claim.

(d) No Group Company is paying compensation or other payment to any former Employee (or dependent of any Employee or next of kin of any Employee).

(e) No liability has been or may have been incurred by any Group Company in the past three years for breach of any contract of employment, contract of service or contract for services (including consultancy services), or breach of any Applicable Law in connection with the engagement or termination of engagement of any Employee, Director or Consultant, or for failure to comply with any order for the reinstatement or re-engagement of any Employee, Director or Consultant or for any other liability accruing from the actual or proposed termination or variation of any contract of employment, contract of service or contract for services (including consultancy services) or arising from the sale of the Sale Shares in accordance with this agreement.

(f) There is no person previously employed by any Group Company who now has or may have a statutory right to return to work or a right to be reinstated by the Group Company under Applicable Law.

(g) Folders 4.I and 4.J.1 of the Data Room contains a list of all Employees and Consultants whose employment or engagement was terminated in the 12 months ending on the date of this agreement, the reason for termination and any

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payments made to the Employees or Consultants on or in connection with termination.

7.6 Group Company payments

(a) No gratuitous payment has been made or promised by any Group Company:

(i) in respect of or contingent on the sale of the Sale Shares; or

(ii) in connection with the actual or proposed termination, suspension or variation of any contract of employment or engagement of any current or former Director, Consultant or Employee.

7.7 General matters

(a) No Group Company is under any present liability to provide services , to any of its current or former Directors or Employees, or to any Seller or any Associate of any Seller.

(b) No Group Company has made any loans to any of its Directors or Employees.

(c) Each Director, Employee or Consultant who is required by Applicable Law to obtain any visa or other immigration permit, consent or other authorisation from any relevant Competent Authority in relation to working or providing services in any relevant jurisdiction, will have a valid immigration or right to work status at Completion, entitling such Director, Employee or Consultant to be employed or engaged by the relevant Group Company, and is employed or engaged in accordance with the terms of that Director's, Employee's or Consultant's (as applicable) immigration or right to work status.

(d) Each Group Company has performed checks on the immigration status of its Directors, Employees and Consultants, in accordance with Applicable Law, to ensure that each such person has the right to work in any country in which they work.

(e) Each Group Company has in relation to each of its Directors and Employees (and so far as relevant to each of its former Directors and Employees) complied with Applicable Law and codes of conduct and practices relevant to the relations between the Group Company and its Directors and Employees and the Group Company has maintained adequate and suitable records regarding their employment or engagement.

(f) Within the period of one year preceding the date of this agreement no Group Company has been a party to any transfer under the Acquired Rights Directive 2001/23/EC (the "ARD") implementing legislation (as amended from time to time) enacted by any current or former member state of the European Union or European Economic Area, or any legislation (as amended from time to time) enacted at any time by any current or former member state of the European Union or European Economic Area to vary, replace, supersede or abolish any previous ARD implementing legislation, nor has any Group Company failed to comply with any duty to inform and/or consult any Employee, Employee representative, trade union, works council Employee association or other organisation or body of Employees, under any such legislation.

7.8 Redundancy

(a) No Employee is or would be entitled to any amount other than any redundancy or severance payment required to be made under Applicable Law in each case in

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connection with the termination of that Employee's employment by reason of redundancy, reorganisation, closure of premises, or reduction of work or duties.

(b) In the 12 months' period ending with the date of this agreement, no Group Company has started or completed collective consultations with any Employee, Employee representative, trade union, works council, Employee association or other organisation or body of Employees, nor has any Group Company failed to comply with any collective consultation obligation required under Applicable Law.

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8. Part 8 - Pensions

8.1 Save for the Pension Plans, there is no scheme, agreement, arrangement, practice or promise (in each case whether formal or informal) in relation to which any Group Company incurred, will incur or could incur any liability or responsibility (including any liability for contributions or expenses or for any shortfall in funding, or any liability as trustee or responsibility in respect of any discretionary power) for or in relation to the provision of any pension, drawdown, lump sum, gratuity or other like benefit payable on retirement, death, ill-health or leaving service for, in respect of or by reference to any current or former Director, other officer, Employee of any Group Company and no proposal or announcement has been made to any such person about the introduction, continuance, increase or improvement of, or payment of a contribution towards, any such scheme, agreement, arrangement, practice or promise.

Details of the Pension Plan are included in folder 4.g. of the Data Room.

8.2 Save for lump sums provided on death, no Group Company is liable to provide any benefits defined on a basis other than by reference to the contributions made and investment returns, such that in the case of the UK SIPP all benefits are "money purchase benefits" within the meaning of section 181(1) of the UK Pension Schemes Act 1993.

8.3 Each of the Pension Plans have been registered with the relevant tax authorities in order to obtain favourable tax treatment and so far as the Warrantors are aware, there is no reason why the relevant tax authority may de-register any Pension Plan. Each of the Pension Plans has no unfunded liabilities.

8.4 All material details of the Pension Plans have been included in the Disclosure Letter including details of:

(a) the rates at which each Group Company's and the employees' contributions to the Pension Plans are being paid and how they are calculated;

(b) insurance policies and schedules; and

member handbooks and key features, leaving service, retirement options and similar documents, and any announcements or other communications.

8.5 There are no contributions, premiums, levies, Taxes or expenses to be paid or remitted by any Group Company to or in respect of the Pension Plan which have fallen due but are unpaid.

8.6 There has been no unlawful discrimination in the provision of (or failure to provide) any of the benefits described in Warranty 8.1 to any of the persons described in Warranty 8.1.

8.7 So far as the Warrantors are aware, each of the Group Companies has complied in all material respects with its obligations to, under and in respect of the Pension Plan, and the Pension Plan have been operated and administered in accordance with the terms of their governing documentation and applicable legal and regulatory requirements.

8.8 So far as the Warrantors are aware, save for routine claims for benefits, there is no outstanding or threatened dispute or complaint involving any person, or any investigation by the Pensions Regulator or any equivalent body in a relevant jurisdiction, in relation to the Pension Plans or otherwise in respect of the provision (including any failure to provide) by any Group Company of any of the benefits described in Warranty 8.1, and so far as the Warrantors are aware there are no circumstances that may give rise to any such dispute, complaint or investigation.

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9. Part 9 – Real Property

9.1 The Real Property comprise all the real property owned, occupied or otherwise used for the business of the Group Companies as at the date of this Agreement.

9.2 All Occupational Documents in respect of the Real Property have been included in folder 2.h. of the Data Room.

9.3 Any part of the Real Property which is occupied by any Group Company for its business is so occupied under an Occupational Document and the terms of any such Occupational Document permit such occupation .

9.4 No Group Company has entered into any agreement (whether written or oral) to dispose of any of the Real Property or any part thereof or to acquire any other interest in real property which has not been completed.

9.5 No right of occupation of any Real Property has been acquired or is in the process of being acquired by any third party or has been granted or agreed to be granted to any third party.

9.6 No Group Company has received written notice of any outstanding or pending actions, disputes, claims or demands between any Group Company and any owner of other premises adjacent to or neighbouring the Properties relating to or affecting any of the Real Property and the Warrantors are not aware of any circumstances that may give rise to any such dispute. The interest of the relevant Group Company to the relevant Real Property is free from any mortgage, debenture, charge or other encumbrance securing the repayment of monies or any other obligation or liability of any Group Company or of any other third party.

9.7 No Group Company has any continuing liability in respect of any real property other than the Real Property.

9.8 Each Group Company has paid all sums due and observed and performed all its obligations under any Occupational Document under which it occupies the Real Property and has received no notice of any material breach of any of the obligations contained therein.

9.9 So far as the Warrantors are aware, no complaints or requirements have been formally issued or made by any Competent Authority exercising statutory or delegated powers in respect of any Real Property.

9.10 Where the contractual term of an Occupational Document for any of the Properties has expired during the last 12 months, the Company has included in the Disclosure Letter the current status of any expert advice obtained in connection with any material obligations relating to dilapidations or want of repair.

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10. Part 10 – Environment

10.1 No Group Company has received written notice of any claims or proceedings pending or threatened against any Group Company with respect to any breach of or liability under any Environmental Laws relating to any Group Company.

10.2 No Group Company has received written notice or a complaint alleging or specifying any breach of any Environmental Laws by any Group Company.

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11. Part 11 – Tax Warranties

Compliance

11.1 Each Group Company has duly and properly submitted computations and all returns, supplied all information, made all statements and disclosures and given all notices to any relevant Tax Authority as reasonably requested or required by law to be made for the purposes of Tax within any applicable time limits. All such returns, information, statements, disclosures and notices were made on a proper basis and were when submitted and remain at the date of this agreement complete, correct and accurate.

11.2 Each Group Company has in the six years prior to the date of this agreement duly and punctually paid all Tax for which it has become liable to pay or account for and no Group Company is liable, nor has that Group Company within six years prior to the date of this agreement been liable to make a payment under an accelerated payment notice or partner payment notice or to pay any penalty, interest, fine or surcharge of an amount in excess of £1,000 in connection with any Tax. There is no payment of Tax which has been deferred or postponed by agreement with any Tax Authority or pursuant to any right under a Tax Statute or the practice of any Tax Authority.

11.3 No Group Company is, nor has been, involved in any dispute with any Tax Authority and is not the subject of any investigation, non-routine audit, notice, discovery, determination, assessment or enquiry by any Tax Authority and, so far as the Warrantors are aware, there are no facts or circumstances which make it likely that any Group Company will, in the foreseeable future, be the subject of any such investigation, non-routine audit, notice, discovery, determination, assessment or enquiry.

11.4 Each Group Company has in its possession or under its control all records and documentation which are required by law to be maintained for the purposes of Tax together with such additional records as are necessary to enable it to prepare complete, correct and accurate returns and to determine an accurate calculation of its liability to Tax.

11.5 Each Group Company has duly submitted all claims, disclaimers, surrenders, applications and elections which have been assumed to have been made for the purposes of the Accounts and all such claims, disclaimers, elections, surrenders and applications were and remain valid.

11.6 No transaction, scheme or arrangement has been undertaken in the six years prior to this agreement by any Group Company in respect of which any consent or clearance from any relevant Tax Authority was required or requested without such consent or clearance being validly obtained. Any transaction, scheme or arrangement in respect of which a clearance or consent has been obtained was implemented in accordance with the terms of such clearance or consent..

11.7 The Disclosure Letter sets out full particulars of any agreement, arrangement or election between each Group Company and any Tax Authority pursuant to which any Group Company is authorised not to comply with what but for such agreement or arrangement would be its statutory obligations or whereby, it is assessed or accountable for or may make payments of Taxation other than in accordance with the strict terms of the relevant legislation or the published practice of the relevant Taxation Authority.

11.8 No Group Company will become liable to any Tax in consequence of Completion, entering into this agreement or any other thing done pursuant to its terms.

Accounts

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All liabilities, whether actual or contingent of each Group Company for Tax in respect of, by reference to or in consequence of any income, profits or gains earned, accrued or received on or before the Accounts Date or any event, transaction or omission which occurred on or before the Accounts Date are provided for in full in the Accounts in accordance with generally accepted accounting principles.

Transfer pricing

11.9 All transactions entered into by each Group Company in the six years prior to the date of this agreement have been entered into on an arm’s length basis.

Secondary tax liabilities

11.10 So far as the Warrantors are aware, no Group Company is, and there are no circumstances in existence under which any Group Company is or may be held, liable for any Tax where some other company or person is or may become primarily liable for the Tax in question.

Deductions and withholdings

11.11 Each Group Company has, in the six years prior to the date of this agreement, made all deductions and withholdings in respect, or on account, of any Tax from any payments made by it which it is or has been obliged by Applicable Law to make and has accounted in full to the appropriate Tax Authority for all amounts so deducted or withheld within applicable time limits.

Anti-avoidance

11.12 No Group Company has, in the seven years prior to the date of this agreement, entered into nor been a party to nor otherwise been involved in any scheme, arrangement, transaction or series of transactions:

(a) designed wholly or mainly, or containing steps or stages having no commercial purpose and designed wholly or mainly, for the purposes of avoiding, deferring or reducing a liability to Tax or amounts to be accounted for to a Tax Authority;

(b) forming part, so far as the Warrantors are aware, of notifiable arrangements or in respect of which disclosure has been made or is or will be required to be made to any Tax Authority under any legislation requiring the disclosure of tax avoidance schemes; or

(c) the main purpose or one of the main purposes of which was the avoidance or reduction of Tax or the relief from Tax or the repayment of Tax or the obtaining of a tax advantage.

11.13 No Group Company has, so far as the Warrantors are aware, been party to or otherwise involved in any transaction in respect of which disclosure has been made or required to be made by that Group Company pursuant to Part 7 Finance Act 2004 or Schedule 11A VATA 1994.

11.14 So far as the Warrantors are aware, no person, acting in the capacity of an Associated Person (as defined in section 44(4) of the CFA 2017) of any Group Company has committed:

(a) a UK tax evasion facilitation offence under section 45(5) of the CFA 2017; or

(b) a foreign tax evasion facilitation offence under section 46(6) of the CFA 2017.

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11.15 Each Group Company has in place (and has had in place at all times since 30 September 2017) such prevention procedures (as defined in section 45(3) and 46(4) of the CFA 2017) as are proportionate to its business risk and are in line with any HMRC or governmental guidance published from time to time pursuant to section 47 of the CFA 2017.

Groups

11.16 No Group Company is nor has ever been, or been treated as, a member of any group, fiscal unity or similar arrangement for Tax purposes other than solely with any other Group Company.

11.17 No Group Company has surrendered or received any Tax losses, reliefs or allowances to or from any other company other than solely with any other Group Company.

11.18 No Group Company has assumed any liability for Tax arising nor has it been liable for Tax on the basis of or in connection with the activities, income, profits, gains or losses of any other company other than solely with any other Group Company.

Completion

11.19 No Tax liability will arise for or be incurred by any Group Company as a consequence of the entry into this agreement.

Close Companies

11.20 No Group Company is nor has in the six years prior to the date of this agreement been a close company within the meaning of CTA 2010, Part 10.

International

11.21 Each Group Company has been resident at all times since its incorporation solely in the jurisdiction of its incorporation and is not and has never been treated for any Tax purpose as resident (or dual-resident) in any other jurisdiction(s). No Group Company has, nor has it had, a permanent establishment or other taxable presence and has at no time incurred any liability to Tax, in any jurisdiction other than that in which it was incorporated. No Group Company is liable to register with any Tax Authority outside of the territory in which it was incorporated for the purposes of paying or administering any Tax

11.22 No Group Company has at any time since incorporation had a branch, agency or permanent establishment outside the jurisdiction of its incorporation.

Employees

11.23 So far as the Warrantors are aware, no Group Company nor any employee benefit trust nor other third party has made, or agreed to make, any payment to or provided, or agreed to provide, any benefit for or on behalf of any employee, ex-employee, officer or ex-officer which is not allowable as a deduction in calculating the profits of the relevant Group Company for Tax purposes.

11.24 So far as the Warrantors are aware, no loans have been made to any current, former or prospective employees or office holders of any Group Company (or to any nominees or associates of such employees or directors) which were made or arranged by any Group Company or any employee benefit trust or similar arrangement established by any Group Company.

11.25 Each Group Company has made all payments, deductions, withholdings or reductions as required by law from all payments to or amounts treated as paid to or benefits provided

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for or on behalf of any employees, ex-employees, officers, ex-officers, independent contractors or other workers in respect of Tax, national insurance, social security or like contributions and that Group Company has duly and punctually paid or accounted to (or will before Completion pay or account to) any Tax Authority for such amounts as are due and payable by that Group Company to any relevant Tax Authority in respect of such deductions, withholdings or reductions. Each Group Company has complied with all its reporting obligations to any Tax Authority in connection with any such payments made or benefits provided and no audit or other enquiry has been made by any Tax Authority in respect of such payments made or benefits provided nor has that Group Company been notified that any such audit or other enquiry will be made.

Employment-related securities

11.26 There have been disclosed full details of all employment related securities or interests in such securities which have been issued or transferred to, or acquired by, any current, former or proposed employees or office holders of each any Group Company (or to any nominees or associates of such employees or office holders) pursuant to the JSOP, including the rules of the JSOP and all underlying award agreements subsisting at the date of this agreement.

11.27 No current, former, or prospective employee, office holder, or other service provider has been promised or otherwise become entitled to securities or interests in such securities in any Group Company.

11.28 There has been disclosed full details of all employment related securities options which have been granted to any current, former or proposed employees or office holders of each any Group Company (or to any nominees or associates of such employees or office holders) and there are no agreements, schemes or promises to make any such grant.

11.29 All acquisitions of restricted securities or restricted interests in restricted securities (within the meaning of section 423 ITEPA 2003) by any current, former or proposed employees or office holders of any Group Company (or to any nominees or associates of such employees or office holder which for the avoidance of doubt shall include any personal service company of such individual or any company which has appointed such individual to their employment or office) in respect of which a Group Company is, has been or will be the employer have either been the subject of a valid election under section 431(1) ITEPA 2003 (and all such elections have been retained by the relevant Group Company) or an amount that is at least equal to unrestricted market value was paid to acquire them (and the Group Company obtained a robust third party valuation in respect of the same).

11.30 Other than the Reward First Share Incentive Trust and the JSOP, there are no employee benefit trusts, family benefit trusts or similar arrangements established by any Group Company under which any current, prospective, or former employees or office holders of any Group Company (or to any nominees or associates of such employees or directors) may benefit in any form.

11.31 Details of any payments or loans made to, any assets made available or transferred to, or any assets earmarked, however informally, for the benefit of, any employee or former employee or director or former director (or anyone linked with such employee, director, or former employee or director) of any Group Company or of any relevant step taken (within the meaning of Part 7A of ITEPA 2003) by an employee benefit trust or another third party falling within the provisions of Part 7A of ITEPA 2003 are set out in the Disclosure Letter, and to the extent any exemption or relief from a charge thereunder is relied on, details of such exemption or relief have been Disclosed.

11.32 No Group Company has established any scheme under Schedule 2, Schedule 3, Schedule 4, or Schedule 5 of ITEPA 2003.

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11.33 There are not, and have not been, any arrangements in place in respect of which a liability could arise for any Group Company (whether before, after, or on Completion) under Part 7 and/or Part 7A of ITEPA 2003 on, after, or before Completion, nor any arrangement relating to employment related securities (or interests therein) or employment related securities options which has given rise to, or could give rise to a charge to Tax outside the United Kingdom.

VAT

11.34 Each Group Company is a taxable person for the purposes of applicable VAT legislation in the jurisdictions in which it conducts business and all regulations, orders, notices and other provisions made under such legislation and is duly registered for the purposes of VAT in each jurisdiction in which it makes supplies.

11.35 VAT has been duly paid by each Group Company within applicable time limits and each Group Company has timeously submitted all VAT returns in each case as required under Applicable Law.

11.36 All supplies made by each Group Company are taxable supplies for VAT purposes.

11.37 No Group Company is, nor has it been, for VAT purposes, a member of any group of companies.

11.38 No Group Company has exercised any option to tax over any land.

Stamp duty

11.39 All documents which establish or are necessary to establish or evidence the rights or title of any Group Company to any asset which is owned by that Group Company or in the enforcement of which any Group Company is or may be interested, in the United Kingdom or elsewhere, have been duly and properly stamped. No such documents which are outside of the United Kingdom at Completion would attract stamp duty if they were brought into the United Kingdom.

Inheritance tax

11.40 No Group Company is nor, so far as the Warrantors are aware, is any Group Company likely to become liable to be assessed to inheritance tax as donor or donee of any gift or transferor or transferee of value (actual or deemed) nor as a result of any disposition, chargeable transfer or transfer of value (actual or deemed) made by or deemed to be made by any other person.

11.41 So far as the Warrantors are aware, there is no unsatisfied liability to inheritance tax attached or attributable to the Sale Shares or any asset of a Group Company and in consequence no person has the power to raise the amount of such Tax by sale or mortgage of or by a terminable charge on any of the Sale Shares or assets of any Group Company under section 212 IHTA 1984 and none of the Sale Shares or assets of any Group Company are subject to a charge under section 237 IHTA 1984.

Controlled Foreign Companies

11.42 So far as the Warrantors are aware, no Group Company holds, nor in the six years prior to this agreement has any Group Company ever held, directly or indirectly, an interest in a controlled foreign company for the purposes of Income and section 747 Corporation Taxes Act 1988 or Part 9A of TIOPA 2010, such that all or any part of the chargeable profits of the controlled foreign company have been or will or may be apportioned to such Group Company.

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12. Part 12 – Buyer Warranties

Capacity of the Buyer

12.1 The Buyer has the requisite power and authority to enter into and perform this agreement and the other Transaction Documents to which it is a party.

12.2 The obligations of the Buyer under this agreement constitute, and the obligations of the Buyer under the other Transaction Documents to which it is a party shall constitute when delivered, valid and binding obligations of the Buyer in accordance with their respective terms.

12.3 The execution and delivery of, and the performance by the Buyer of its obligations under, this agreement and the other Transaction Documents to which it is a party shall not:

(a) result in a material breach of any provision of the constitutional documents of the Buyer;

(b) result in a material breach of, or constitute a default under, any instrument to which the Buyer is a party or by which the Buyer is bound;

(c) so far as the Buyer is aware, result in a breach of any order, judgment or decree of any court or governmental authority to which the Buyer is a party or by which the Buyer is bound; or

(d) require the consent of its shareholders or any other person except such consent as has already been given.

12.4 The Buyer has obtained all necessary approvals, consents or permissions, whether formal or informal, to enter into this agreement and carry out its obligations hereunder.

Solvency of the Buyer

12.5 No Insolvency Event has occurred in relation to the Buyer.

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schedule 6

Covenantors - non-competition

Covenantor
EKG Holdings 3 Limited Gavin Dein Regulus Capital Consulting Limited Nick Hynes

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schedule 7

Tax

1. Definitions and interpretation

1.1 In the event of any conflict between the provisions of this schedule 7 and the rest of this agreement, the provisions of this schedule 7 shall take precedence in respect of all matters relating to Tax.

1.2 In this schedule 7:

“Accountants” means the auditors for the time being of the Company or, if for any reason such auditors refuse to act on the determination of any Saving or Overprovision (as appropriate), such independent firm of accountants of equivalent standing to be agreed between the Buyer and the Tax Covenantors and failing such agreement a firm of independent accountants of equivalent standing to be appointed at the request of the Buyer or the Tax Covenantors by the President for the time being of the Institute of Chartered Accountants of England and Wales;

"Accounts Relief" means any Relief if and to the extent that it:

(a) has been treated as an asset in preparing the Completion Accounts; or

(b) has been taken into account in computing (and so reducing or eliminating) any provision for deferred Tax which appears in the Completion Accounts or has resulted in no provision for deferred Tax being made in the Completion Accounts;

"Actual Tax Liability" means any liability or an increase in a liability to make an actual payment of, on account of, or in respect of Tax;

"Assessment" means:

(a) any claim, notice, demand, assessment, determination or other document issued or action taken by or on behalf of a Tax Authority whereby it appears to the Buyer that any Group Company is, or may become, subject to a Tax Liability and whether or not such Tax Liability is primarily or directly payable by or attributable to the Group Company; and

(b) any self-assessment made by any Group Company in respect of any Tax Liability which it considers that it is, or may become, liable to pay;

"Buyer's Relief" means:

(a) any Accounts Relief;

(b) any Post-Completion Relief; and

(c) any Relief, whenever arising, of the Buyer or any member of the Buyer's Tax Group other than a Group Company;

"Buyer's Tax Group" means the Buyer and any other company or companies which is, or is for a Tax purpose, treated as being a member of the same group as, or otherwise controlled by, connected with, or associated with in any way, the Buyer for any Tax purpose from time to time;

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"Corresponding Relief" mean any Relief which would not have arisen but for a liability in respect of which the Tax Covenantors have made a payment under this schedule 7 or the Tax Warranties;

"CTA 2010" means the Corporation Tax Act 2010;

"Deemed Tax Liability" means:

(a) the Loss of any Accounts Relief which is a right to repayment of Tax;

(b) the Loss of any Accounts Relief other than a right to a repayment of Tax; and

(c) the use, setting off or deduction in whole or in part of any Buyer’s Relief against Income, Profits or Gains earned, accrued or received on or before Completion or in respect of any period ended on or before Completion or against any Tax arising in respect of an Event occurring on or before Completion or in respect of any period ended on or before Completion where the use, setting off or deduction of that Buyer’s Relief has the effect of reducing or eliminating an Actual Tax Liability a Group Company which would but for such use, setting-off or deduction, have given rise to a claim by the Buyer against the Tax Covenantors under this schedule 7;

"Disputed Assessment" has the meaning given to it in paragraph 8.3 of this schedule 7;

"Employment Tax" means any income tax, social security and national insurance contributions or charges, payroll tax or any similar Tax relating to employment or employment income (including, for the avoidance of doubt, UK PAYE income tax, employee's and employer's national insurance contributions and apprenticeship levy, and any similar or replacement Tax) and any related interest or penalties;

"Event" means:

(a) any transaction, act, omission, circumstance, arrangement, payment, or other event, whether alone or in conjunction with any other transaction, act, omission, circumstance, arrangement, payment or other event (including, without limitation, the execution of, and Completion of, this agreement, this agreement becoming unconditional, the expiry of a period of time, the death, winding-up, dissolution or change in the residence for the purposes of Tax of any person, any change in intention and a company becoming, being or ceasing to be a member of a group of companies, or associated or connected with any person for the purposes of any Tax); and

(b) the earning, receipt or accrual for any Tax purpose of any Income, Profits or Gains;

"Income, Profits or Gains" means revenue, profits, chargeable gains, turnover and any other similar measure by reference to which Tax is chargeable or assessed;

"IHT Liability" means any depletion in or reduction in value of the assets or increase in the liabilities of the Buyer or any Group Company as a result of any Inheritance Tax which:

(a) arises as a result of a transfer of value occurring or being deemed to occur on or before Completion (whether or not related to the death of any person) which involves any Group Company;

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(b) is at Completion a charge on any of the shares in or assets of a Group Company or gives rise to the power to sell, mortgage or charge any of the shares or assets of a Group Company; or

(c) after Completion becomes a charge on or gives rise to the power to sell, mortgage or charge any of the shares in or assets of a Group Company as a result of a liability in respect of Inheritance Tax payable on the death of any person within seven years after a transfer of value or a deemed transfer of value if a charge on or power to sell, mortgage or charge any such shares or assets existed at Completion or would, if the death had occurred immediately before Completion and the Inheritance Tax payable as a result of the death had not been paid, have existed at Completion;

and, in determining whether a charge on or power to sell, mortgage or charge any of the shares or assets of a Group Company exists at any time, the fact that the Inheritance Tax is not yet payable, or may be paid by instalments, shall be disregarded and such Tax shall be treated as becoming due and a charge or power to sell, mortgage or charge shall be treated as arising on the date of the transfer of value (or other date or Event on or in respect of which it becomes payable or arises) and the provisions of section 213 (Refunds by instalments) IHTA 1984 shall not apply to any payments under this schedule 7;

"IHTA 1984" means the Inheritance Tax Act 1984;

“Inheritance Tax” means inheritance tax charged pursuant to the IHTA 1984;

"ITEPA 2003" means the Income Tax (Earnings and Pensions) Act 2003;

"Loss" means the loss, denial, disallowance, clawback, nullification, unavailability, reduction, or cancellation (in each case other than as a result of utilisation or set off) in whole or in part of any Relief;

"Overprovision" means

(a) any liability for, or in respect of, Tax (other than any liability in respect of deferred Tax) which has been overstated in the Completion Accounts; and

(b) any contingency or provision for, or in respect of, Tax (other than any provision in respect of deferred Tax) in the Completion Accounts which proves to be overstated;

"Post-Completion Relief" means any Relief (other than a Corresponding Relief) arising to a Group Company in respect of any period (or part of any period) or Event occurring or deemed to occur after Completion;

"Pre-Completion Tax Documents" has the meaning given to it in paragraph 9.1 of this schedule 7;

“Pre-Completion Tax Period” means any Tax Periods of each Group Company ending on or before Completion or, where the Taxation is not imposed by reference to a Tax Period, in respect of all acts and transactions of each Group Company occurring or deemed to have occurred on or before Completion;

"Relevant Amount" has the meaning given to it in paragraph 5.3 of this schedule 7;

“Relevant Change of Law” means any decision of any court or tribunal after Completion that changes the law or practice generally understood to apply to the relevant matter or that reverses an earlier decision of any court or tribunal in that jurisdiction or any change

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(including any retrospective change), after Completion, in (i) the law (including subordinate legislation) other than a retrospective change in the law which relates to arrangements specified for the purposes of Part 7 Finance Act 2004 or Schedule 17 Finance (No 2) Act 2017 or (ii) in the generally published interpretation or practice of any Tax Authority or in financial reporting or accounting standards or practice coming into force after Completion;

"Relief" means any loss, relief, allowance, exemption, credit, deduction or set off against Income, Profits or Gains or against or in respect of Tax for the purposes of any Tax or any right to a repayment of Tax (including any repayment supplement or interest in respect of Tax) or saving of Tax;

"Relevant Proportion" means, in respect of each Tax Covenantor, the proportions as set out in clause 15.9 of this agreement and as applied to the Tax Covenantors by clause 15.10 of this agreement;

"Saving" means (a) the use of a Corresponding Relief to reduce or eliminate any liability of any Group Company to make an actual payment of Tax in respect of which the Tax Covenantors would not have been liable under this schedule 7 or the Tax Warranties (ignoring for these purposes any financial limits), or (b) a right of a member of the Buyer’s Group to repayment of Tax which would not have been available but for the circumstances which give rise to the Corresponding Relief;

"Saving Amount" means the amount of Tax, on the basis of the tax rates current at the Completion Date, that has been saved by any Group Company as a result of the Saving, less any reasonable costs of recovering or obtaining such Saving and less any Tax suffered by any Group Company or the Buyer which would not have been suffered at that time but for the Saving;

“Straddle Period” means any period relevant for Taxation purposes of each Group Company commencing on or before the Completion Date but ending after the Completion Date;

“Straddle Period Tax Document” has the meaning given to it in paragraph 9.1 of this schedule 7;

“SSR 2001/1004” means the Social Security (Contributions) Regulations 2001 SI 2001/1004;

"TIOPA 2010" means the Taxation (International and Other Provisions) Act 2010;

"Tax Assessment Documents" has the meaning set out in paragraph 8.5(c) of this schedule 7;

"Tax Credit" means an R&D tax credit under Part 13 CTA 2009;

“Tax Documents” has the meaning set out in paragraph 9.1 of this schedule 7.

"Tax Liability" means:

(a) any Actual Tax Liability;

(b) any Deemed Tax Liability; or

(c) any other liability under paragraph 2 of this schedule 7;

"Tax Notice" has the meaning given to it in paragraph 8.1 of this schedule 7;
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“Tax Period” means, in respect of each Group Company, any period in respect of which Taxation is assessed or charged on that Group Company; and

“Tax Refund” has the meaning given to it in paragraph 6.1 of this schedule 7.

1.3 For the purposes of this schedule 7 and in particular for computing any Tax Liability or Relief and for determining whether and to what extent a Tax Liability or a Relief relates to a pre- or post-Completion period, an accounting period of a Group Company shall be deemed to have ended on the Completion Date and the Completion Date shall be deemed to be an accounting date of a Group Company.

1.4 References to:

(a) an “Event" in respect of a particular period or to "Income, Profits or Gains" earned, accrued or received on or before a particular date (including, without limitation, Completion) include Events or Income, Profits or Gains which are deemed for the purposes of any Tax to have been earned, accrued or received (as appropriate) at or before that date or in respect of that period;

(b) any liability of a Group Company to any fine, penalty, charge, surcharge, cost, interest or other imposition shall be deemed to arise as a result of an Event occurring on or before Completion to the extent that it relates to any Tax Liability giving rise to a Tax Claim or to any failure to comply with any reporting or other obligation relating to any such Tax Liability, in each case occurring on or before Completion save to the extent that it is attributable to the failure of a Group Company to discharge any Tax Liability within 10 Business Days of the Tax Covenantors paying an amount to the Buyers in respect of such Tax Liability giving rise to a Tax Claim;

(c) any stamp duty which is chargeable on any instrument or, in the case of an instrument which is outside a jurisdiction, any stamp duty which would be chargeable on the instrument if it were brought into that jurisdiction, in either case which confers any right or title on any Group Company or in the enforcement or production of which any Group Company is interested and any interest, fines or penalties relating to such stamp duty shall be deemed to be an Actual Tax Liability of the Group Company which arose at the date of execution of the instrument when the instrument is stamped or when the instrument is first brought into the relevant jurisdiction for the purposes of enforcing the instrument;

(d) any payments made under or for breach of this schedule 7 shall, so far as possible, be treated as an adjustment to the consideration paid by the Buyer for the Sale Shares;

(e) paragraphs are, unless indicated otherwise, references to paragraphs of this schedule 7; and

(f) headings are included in this schedule 7 for convenience only and do not affect its interpretation.

1.5 In determining the amount of any Tax Liability for the purpose of this schedule 7, the amount of a liability is:

(a) in the case of an Actual Tax Liability, the amount of the actual payment of, or in respect of, Tax;

(b) in the case of a Deemed Tax Liability:

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(i) falling within part (a) of the definition of Deemed Tax Liability, the amount of the repayment of Tax which would have been obtained had the Loss of it not occurred;

(ii) falling within part (b) of the definition of Deemed Tax Liability, the amount of Tax, on the basis of the tax rates current at Completion, which would otherwise have been saved by a Group Company had the Loss of it not occurred, assuming for this purpose that a Group Company had sufficient profits or was otherwise in a position to use the Relief;

(iii) falling within part (c) of the definition of Deemed Tax Liability (other than the setting off or deduction of an Accounts Relief, which shall be calculated in accordance with limb (ii) above), the amount of Tax which would actually have been payable but for the use or set off of the Relief in question; and

(c) in any other case, the amount of the payment or increased payment of, or in respect of Tax, or otherwise due from a Group Company under or for breach of this schedule 7.

2. Covenant to pay

2.1 Subject to paragraph 3 of this schedule 7, the Tax Covenantors covenant with the Buyer to pay to the Buyer an amount equal to their Relevant Proportion of:

(a) any Actual Tax Liability of a Group Company arising:

(i) as a consequence of, or by reference to, any Event which occurred on or before Completion; or

(ii) in respect of, or by reference to, any Income, Profits or Gains earned, accrued or received on or before Completion;

(b) the amount of any Deemed Tax Liability;

(c) any Actual Tax Liability, whether arising before, on or after Completion, which is primarily the liability of another person (the "Primary Person") for which a Group Company or any member of the Buyer's Group is liable in consequence of:

(i) the Primary Person failing to discharge such Tax Liability; and

(ii) a Group Company at any time before Completion:

(A) being a member of the same group of companies as the Primary Person; or

(B) having control of, being controlled by, or being otherwise connected with, the Primary Person or being controlled by the same person as the Primary Person,

for any Tax purpose;

(d) any Actual Tax Liability which a Group Company or the Buyer is liable to account for at any time in respect of:

(i) any option or other right granted on or before Completion to acquire securities or an interest in securities;

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(ii) the exercise of any option or other right granted on or before Completion to acquire securities or an interest in securities; and

(iii) any employment-related securities (as defined for the purposes of Part 7 ITEPA 2003) or interest in such securities acquired on or before Completion or acquired as a result of a right or obligation (whether or not legally binding) created on or before Completion;

(e) any amount which a Group Company is liable to pay pursuant to an indemnity, guarantee or covenant entered into before Completion under which a Group Company has agreed to meet or pay a sum equivalent to or by reference to another person's liability to Tax;

(f) the amount of any liability (including any related interest and penalties) of any Group Company to repay any amount paid by a Tax Authority to such Group Company by way of Tax Credit for a period ending on or before Completion;

(g) any IHT Liability;

(h) any Actual Tax Liability of a Group Company or the Buyer which is a liability to account for Employment Tax and arises as a result of or by reference to the payment of any part of the Consideration or any disposal by a Seller or any other person of any of the Sale Shares (or any interest therein) pursuant to this agreement;

(i) any Actual Tax Liability of any Group Company arising pursuant to section 222 ITEPA 2003 or regulation 22(4) SSR 2001/1004 or section 99 Finance Act 2016 where (i) such Group Company is treated as making, on or before Completion, a notional payment, as defined in section 222(1)(a) of ITEPA 2003, (ii) the relevant employee does not, before the end of the period mentioned in section 222(1)(c) ITEPA 2003 make good the amount there mentioned to the relevant Group Company, and (iii) the last day of that period falls after Completion;

(j) any Actual Tax Liability of a Group Company under Part 7A ITEPA 2003 that arises at any time as a consequence of a relevant step (within the meaning of Part 7A ITEPA 2003) having been entered into where the relevant arrangement (within the meaning of Part 7A ITEPA 2003), pursuant to which the relevant step is taken, was entered into before or at Completion;

(k) any Tax Liability of a Group Company in respect of:

(i) any allowance in respect of living accommodation due to or paid to Gavin Dein in respect of the period up to Completion including any such allowance paid after Completion and any Tax Liability in relation to the any Loss of any deduction in respect of the same for corporation tax purposes;

(ii) payments made to the spouse of Gavin Dein prior to Completion and any Tax Liability in relation to the any Loss of any deduction in respect of the same for corporation tax purposes;

(l) any Tax Liability of a Group Company in respect of vouchers paid to or issued to customers of Group Company prior to Completion;

(m) any Actual Tax Liability which is a liability of a Group Company or the Buyer to account for Employment Tax at any time in respect of the acquisition of JSOP Shares or the acquisition of, or granting of a right to acquire, any interest

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(including beneficial interest, and including as a tenant in common) in JSOP Shares by or to any person;

(n) any Actual Tax Liability of a Group Company in respect of or in connection with any failure prior to Completion by any Group Company to comply with the off-payroll working rules contained in Chapter 10 of Part 2 of ITEPA 2003 (IR35) and the corresponding provisions of the Social Security Contributions (Intermediaries) Regulations 2000 (as amended) in respect of any worker, consultant, or contractor engaged by a Group Company;

(o) any Actual Tax Liability which is a liability of a Group Company or the Buyer to account for Employment Tax at any time in respect of any Sale Shares acquired before Completion by Regulus Capital Consulting Ltd (whether on acquisition, disposal, any variation or lifting of a right or restriction or otherwise);

(p) any Actual Tax Liability of a Group Company in respect of:

(i) the engagement of or arrangements with Regulus Capital Consulting Ltd or Ogilvie Finance & Strategy Ltd or the engagement or employment for Tax purposes of Peter West or Andrew Ogilvie by any Group Company prior to or on Completion;

(ii) any amounts paid or payable to Regulus Capital Consulting Ltd, Ogilvie Finance & Strategy Ltd, Peter West or Andrew Ogilvie by any Group Company for services provided to the Company prior to or on Completion;

(iii) any failure by any Group Company prior to Completion to comply with the off-payroll working rules contained in Chapter 10 of Part 2 of ITEPA 2003 (IR35) and the corresponding provisions of the Social Security Contributions (Intermediaries) Regulations 2000 (as amended) in respect of any worker, consultant, or contractor engaged through Regulus Capital Consulting Ltd or Ogilvie Finance & Strategy Ltd; and

(iv) any misclassification for Tax purposes of the employment status of Peter West or Andrew Ogilvie by any Group Company prior to Completion; and

(q) all reasonable costs and expenses reasonably incurred and payable by the Buyer or a Group Company in connection with any Tax Liability giving rise to a successful Tax Claim or in connection with any action taken in successfully taking, defending or settling any action under this schedule 7.

2.2 The covenants in paragraphs 2.1(h), 2.1(j), 2.1(k), 2.1(m), 2.1(n), 2.1(o), and 2.1(p) shall extend to:

(a) any Actual Tax Liability of the any Group Company arising pursuant to section 222 ITEPA 2003 or regulation 22(4) SSR 2001/1004 or section 99 Finance Act 2016 by reference to any Tax within the scope of those covenants; and

(b) any Actual Tax Liability of any member of the Buyer’s Tax Group which would have been an Actual Tax Liability of a Group Company within any of those paragraphs, had the Group Company not ceased to be the employer of an employee in circumstances where Regulation 102 of the Income Tax (Pay As You Earn) Regulations 2003 (SI 2003/2682) applies.

2.3 Each of the covenants contained in this paragraph 2 of this schedule 7 shall be construed as giving rise to separate and independent obligations and shall not be restricted by the others save that (for the avoidance of doubt) any payment by the Tax Covenantors in

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respect of a liability under one covenant shall discharge any liability under the others to the extent of such payment and insofar as the liability arises from the same subject matter.

3. Exclusions

3.1 Subject to paragraph 3.2, the Tax Covenantors shall not be liable under paragraph 2 above or under the Tax Warranties to the extent that:

(a) a provision or reserve in respect of the Tax Liability giving rise to such Tax Claim was made in the Completion Accounts in respect of the liability in question or the liability in question has been paid or discharged and such payment or discharge is reflected in the Completion Accounts or to the extent that such liability was taken into account in computing the amount of any provision or reserve in the preparation of the Completion Accounts (excluding the notes to the Completion Accounts and excluding any provision or reserve made in respect of deferred Tax); or

(b) the Tax Liability giving rise to such Tax Claim arises or is increased as a result of any increase in the rates of Tax or a Relevant Change of Law excluding any change in the interest rates chargeable from time to time on unpaid Tax or late payment interest; or

(c) the Tax Liability giving rise to such Tax Claim arises or is increased as a result of any change after Completion (including, for the avoidance of doubt, any change with retrospective effect) in any accounting policies or practice used in preparing a Group Company’s accounts (including a change in the length of any accounting period) other than a change which is necessary to comply with the law or generally accepted accounting practice applicable to the relevant accounting periods of a Group Company; or

(d) the Tax Liability giving rise to such Tax Claim arose as a result of a voluntary transaction or act entered into or carried out by or on behalf of a Group Company after Completion or a member of the Buyer’s Group (at any time) in each case, where the relevant company knew or ought reasonably to have known such transaction or action would give rise to, or increase, the liability in question, other than any such transaction or act:

(i) which is carried out pursuant to an obligation imposed by law or any regulation or requirement having the force of law;

(ii) which is entered into or carried out or effected under a legally binding commitment of the relevant Group Company created on or before Completion;

(iii) which is entered into or carried out or effected at the written request or with the written approval of the Tax Covenantors after Completion;

(iv) which is entered into or carried out or effected in accordance with the terms of this agreement; or

(v) consisting of an accurate disclosure to a Tax Authority where such disclosure has been recommended to the Buyer and/or a Group Company after seeking professional advice;

(e) the Tax Liability giving rise to such Tax Claim has been made good by insurers or otherwise compensated for without cost or loss to the Buyer or a Group Company; or

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(f) the Tax Liability giving rise to such Tax Claim is an amount of interest and penalties which arises or is increased as a consequence of any failure (other than a failure caused by a failure of a Tax Covenantor to comply or procure the compliance of another person with its obligations) by the Buyer to comply with or procure the compliance of a Group Company with its obligations under paragraph 8 of this schedule 7; or

(g) any Relief or right to repayment of Tax (other than a Buyer's Relief) is available to a Group Company at no cost (or would have been available but for the use of that Relief against Income, Profits or Gains arising after Completion) to set off against the Tax Liability or other matter which is the subject of the relevant Tax Claim; or

(h) the Income, Profits or Gains in respect of which the Tax Liability in question arises were actually earned, accrued or received by a Group Company prior to Completion but were not reflected in the Completion Accounts, provided amounts in respect of such Income, Profits or Gains remain with the relevant Group Company at Completion; or

(i) the Tax Liability or other matter which is the subject of the relevant Tax Claim would not have arisen or been increased but for a voluntary disclaimer, withdrawal or amendment by a Group Company and/or the Buyer after Completion of any Relief available to and validly claimed by a Group Company before Completion in respect of any period commencing before Completion; or

(j) the Tax Liability or other matter which is the subject of the relevant Tax Claim would not have arisen or been increased but for a failure or omission by a Group Company or the Buyer to make any valid claim, election, surrender or disclaimer or to give any valid notice or consent or do any other valid thing in respect of Tax after Completion, in each case the making, giving or doing of which was permitted by law, in accordance with generally accepted accounting practice and was taken into account or assumed in computing the provision or reserve for Tax in the Completion Accounts provided:

(i) the need to make such claim, election, surrender or disclaimer or to give any valid notice or consent is clear on the face of the Completion Accounts or has been communicated to the Buyer or the relevant Group Company on reasonable notice; and

(ii) that where such claim, election, surrender, disclaimer, notice or consent in respect of Tax is a Pre-Completion Tax Document for the purposes of paragraph 9 the Tax Covenantors have complied with the provisions of such clause; or

(k) the Tax Liability or other matter which is the subject of the relevant Tax Claim would not have arisen or been increased but for the failure of the Buyer to comply with its obligations under this agreement other than any such failure caused by a failure of any of the Tax Covenantors to comply with their obligations under this agreement; or

(l) the Tax Liability giving rise to such Tax Claim comprises interest or penalties which arise as a consequence of unreasonable delay or failure by the Buyer, any member of the Buyer’s Group or, after Completion, any Group Company.

3.2 The exclusions at paragraphs 3.1(b), 3.1(c), 3.1(d), 3.1(h), 3.1(i), 3.1(j) and 3.1(k) shall not apply to the covenants contained in paragraphs 2.1(h), 2.1(k), 2.1(l), 2.1(m), 2.1(n), 2.1(o), 2.1(p) or to the extent the relevant costs and expenses relate to a liability under 2.1(k), 2.1(l), 2.1(m), 2.1(n), 2.1(o) or 2.1(p) of this schedule 7, 2.1(q).

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3.3 The provisions of clauses 8.1 (Limitations not to apply); 8.3 (Time Limits); 8.5(a) (Maximum Claims); 8.6 (Maximum Claims); 8.9 (Contingent liabilities); 8.10 (Disclosure Letter); 8.14 (Currency); and 8.16 (No double recovery) shall apply to claims made under paragraph 2.

3.4 The Tax Covenantors shall not be liable under paragraph 2 above or under the Tax Warranties to the extent that the Group Company has been put into funds to pay the relevant Tax Liability or Losses under clauses 3.6 to 3.8 (inclusive) of this agreement.

4. Due date for payment

4.1 Payments by the Tax Covenantors of any liability under this schedule 7 must be made in cleared and immediately available funds on the days specified in paragraph 4.2.

4.2 The days referred to in paragraph 4.1 are as follows:

(a) in the case of an Actual Tax Liability, the day which is the later of 5 Business Days after demand is made for payment by or on behalf of the Buyer (which shall set out reasonable particulars of the liability), and 5 Business Days before the date on which that Tax becomes due and payable to the relevant Tax Authority;

(b) in the case of a Deemed Tax Liability, the later of 5 Business Days after demand is made for payment by or on behalf of the Buyer (which shall set out reasonable particulars of the liability) and:

(i) in the case of the Loss of an Accounts Relief which is a right to refund or repayment of Tax, the day on which the Tax would otherwise have been repaid by the relevant Tax Authority;

(ii) in the case of the Loss of any other Accounts Relief, 5 Business Days before Tax which would otherwise have been saved becomes due and payable to the relevant Tax Authority; or

(iii) in the case of the use or set-off of a Buyer's Relief, the day on which the Tax which would have been payable but for the use or set-off would otherwise have been due and payable to the relevant Tax Authority; and

(c) in any other case, 5 Business Days after the date on which demand is made for payment by or on behalf of the Buyer (which shall set out reasonable particulars of the liability).

For the purposes of this paragraph 4, references to the day on which an amount of Tax becomes due and payable to the relevant Tax Authority will be the last day on which such Tax may by law be paid without incurring a penalty or liability for interest in respect thereof.

5. Overprovisions and Savings

5.1 If on or before the seventh anniversary of Completion any of the Tax Covenantors, the Buyer or a Group Company becomes aware of any matter or circumstance which has given or which may give rise to a Saving or Overprovision, the person becoming so aware shall, give (or, where the person becoming so aware is a Group Company, the Buyer shall procure the giving of) notice and reasonable details of such matter or circumstance to the others (and in respect of notice to be provided to the Tax Covenantors pursuant to this paragraph 5, notice given to the Sellers' Agent shall be deemed to have been given to the Tax Covenantors) and the Accountants. The Buyer shall use reasonable endeavours (at the cost and expense of the Tax Covenantors) to

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procure that the Accountants determine the amount of any such Saving or Overprovision in accordance with this paragraph 5 as soon as reasonably practicable.

5.2 If the Accountants determine in writing (or if the parties have otherwise agreed) that:

(a) there has been an Overprovision; or

(b) a Saving has arisen on or before the seventh anniversary of Completion;

the Buyer shall, or shall procure that a Group Company shall, as soon as reasonably practical give written notice (including details of the Overprovision or Saving) to the Tax Covenantors and the amount of the Overprovision or Saving shall be dealt with in accordance with paragraph 5.3 of this schedule 7, provided that no account shall be taken of any Overprovision or Saving to the extent that it:

(a) arises as a consequence of the utilisation of a Buyer's Relief, any change in law or practice after Completion or any action taken by a Group Company after Completion; or

(b) has been taken into account in determining the amount of any Tax Liability or other liability giving rise to a Tax Claim.

5.3 Where it is provided under paragraph 5.2 of this schedule 7 that any amount (the "Relevant Amount") is to be dealt with in accordance with this paragraph 5.3 of this schedule 7:

(a) the Tax Covenantor's Relevant Proportion of the Relevant Amount shall first be set off against any payment then due from that Tax Covenantor as a result of any Tax Liability or other matter giving rise to a Tax Claim;

(b) to the extent only of any excess after the application of paragraph 5.3(a) of this schedule 7, that Tax Covenantor shall be refunded any sums previously paid by that Tax Covenantor in that Tax Covenantor's Relevant Proportion in respect of any Tax Liability or other matter giving rise to a Tax Claim (less any amount which the Buyer has already set off or paid to the Tax Covenantors under this paragraph 5 or paragraph 6 of this schedule 7) which refund shall be made within ten Business Days of the determination of the existence and amount of the Overprovision or the existence of the Saving and the Saving Amount being issued by the Accountants in accordance with paragraph 5.1 of this schedule 7; and

(c) to the extent that any Tax Covenantor's Relevant Proportion of the excess referred to in paragraph 5.3(b) of this schedule 7 is not exhausted, the remainder of any excess shall be carried forward and set off against any future payment or payments which become due from that Tax Covenantor to the Buyer in respect of any Tax Liability or other matter giving rise to a Tax Claim.

5.4 Neither the Buyer nor any Group Company is under any obligation to arrange its affairs to take account of any Savings.

5.5 Where any determination has been made in accordance with paragraph 5.2 of this schedule 7, the Tax Covenantors or the Buyer may request (such request being made on or before the date which is six months after the last date on which a payment becomes due from the Tax Covenantors in respect of any Tax Liability or other matter giving rise to a Tax Claim) the Accountants to review the determination in light of all relevant facts and circumstances, including facts and circumstances which have become known since such determination and to determine whether the determination remains correct or the amount should be adjusted.

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5.6 If it is determined under paragraph 5.5 of this schedule 7 that the amount should be adjusted, the amended amount shall be substituted for the purposes of paragraph 5.3 of this schedule 7 as the Relevant Amount and any adjusting payment shall be made by or to the Tax Covenantors, as the case may be, as soon as reasonably practicable (and in any event, no later than ten Business Days of the revised determination being made by the accountants in accordance with paragraph 5.5 of this schedule 7).

6. Tax Refunds

6.1 If a Group Company or any member of the Buyer’s Group has obtained on or before the seventh anniversary of Completion from a Tax Authority a refund of Tax (including, for the avoidance of doubt, a payment by a Tax Authority of an amount in respect of VAT under Section 25(3) VATA 1994 attributable to supplies made on or before Completion other than by a member of the Buyer’s Group) which was not shown as an asset in, or taken into account in, or in computing a provision for Tax in, the Completion Accounts but where the Tax Liability to which the refund is attributable was paid or suffered on or before Completion other than by a member of the Buyer’s Group (a “Tax Refund”), then the amount of the Tax Refund (for the avoidance of doubt including any interest or repayment supplement), less any reasonable costs and expenses of recovery (which shall include any Tax Liability (in the case of a Deemed Tax Liability if and to the extent that the Relief in question is a Buyer’s Relief) on the Tax Refund and after giving credit for any Relief that will be available as a result of such set-off or payment), shall be set off against any each Covenantor’s Relevant Proportion of payment then due from that Covenantor under this schedule 7 or the Tax Warranties or (if and to the extent that it is not so set off) such excess shall be carried forward and set off against any future payments which become due from that Covenantor under paragraph 2 of this schedule 7 or the Tax Warranties.

6.2 If any Group Company or the Buyer discovers that there has been a Tax Refund, the Buyer shall, or shall procure that the Group Company concerned shall, as soon as reasonably practicable give written notice of the Tax Refund to the Sellers’ Agent and the Buyer shall, or shall procure that the Group Company concerned shall, supply to the Sellers’ Agent such correspondence from the relevant Tax Authority or other reasonable information it has about the Tax Refund to reasonably evidence the amount of the Tax Refund.

6.3 This paragraph 6 does not apply if and to the extent that:

(a) the refund of Tax is a Buyer’s Relief;

(b) the refund of Tax arises in circumstances to which paragraph 7 of this schedule 7 applies;

(c) the refund of Tax has been taken into account in determining the amount of any Tax Liability or other liability giving rise to a Tax Claim;

(d) the recipient of the refund is subject to a legally binding obligation entered into by any Group Company on or before Completion to pay an amount in respect of the refund to a person other than a Group Company or a member of the Buyer’s Group; or

(e) the refund is attributable to (i) a Relevant Change of Law, or (ii) any such change in accounting policy or practice as is mentioned in paragraph 3.1(c) of this schedule 7.

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7. Recovery from third parties

7.1 If the Tax Covenantors have made a payment in respect of a Tax Claim and any Group Company or the Buyer within seven years of Completion:

(a) is or becomes entitled to receive a payment or obtain a credit or set-off from any person (including any Tax Authority but other than from any Group Company, the Buyer or a member of the Buyer's Tax Group or an officer or employee of any of them) or any sum in respect of that payment or the Tax Liability giving rise to such payment, or

(b) has (whether by operation of law, contract or otherwise) a right of reimbursement against any person other than from any Group Company, the Buyer or a member of the Buyer's Tax Group or an officer or employee of any of them in respect of that payment or the Tax Liability giving rise to such payment, the Buyer shall or shall procure that the relevant Group Company shall notify the Tax Covenantors in writing of the relevant details concerning such entitlement as soon as reasonably practicable after becoming aware of such entitlement or right (as the case may be).

7.2 Following notification under paragraph 7.1 of this schedule 7, if requested by the Tax Covenantors the Buyer shall take, or procure that the relevant Group Company shall take, all reasonable and appropriate steps to enforce the right to reimbursement or to obtain a repayment of Tax or set-off or credit and shall keep the Tax Covenantors reasonably informed of any progress and any action taken provided that:

(a) the Buyer shall not be required to take, or procure that the relevant Group Company shall take, any step which is likely, in the opinion of the Buyer, acting reasonably, to:

(i) materially increase the amount involved or the future liability to Tax of any Group Company, the Buyer or a member of the Buyer's Tax Group;

(ii) have a material adverse effect on the future Tax affairs of any Group Company, the Buyer or a member of the Buyer's Tax Group;

(iii) have a material adverse effect on the future continuing business affairs of any Group Company, the Buyer or a member of the Buyer's Tax Group; or

(iv) conflict with, or have a material adverse effect on recovery under, any insurance policy taken out by the Buyer or any Group Company in respect of this agreement; or

(b) the Tax Covenantors indemnify the Buyer to its reasonable satisfaction and the Group Companies against all reasonable costs and expenses properly incurred or which may be incurred in obtaining that amount together with any additional Tax Liability which may be incurred by any of them as a result of any action being taken pursuant to this paragraph 7.2.

7.3 If the Buyer or any Group Company receives any repayment or recovers from a third party within 7 years from Completion any amount referred to in paragraph 7.1 of this schedule 7, then to the extent that the amount is not taken into account in compiling the Completion Accounts and has not been taken into account in determining the amount of any Tax Claim, the Buyer shall pay to each Tax Covenantor an amount equal to the lesser of:

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(a) that Tax Covenantor’s Relevant Proportion of the amount of any payment, credit or set-off received or sum recovered (including any related interest or related repayment supplements) by the relevant Group Company under this paragraph 7 less that Tax Covenantor’s Relevant Proportion of any reasonable costs and/or expenses properly incurred by the Buyer or the Group Companies in obtaining the amount from the third party (save to the extent any amount has already been made good by that Tax Covenantor under paragraph 7.2(b) and less any amount in respect of Tax suffered in respect of that amount; and

(b) the amount paid by the relevant Tax Covenantor in respect of the relevant Tax Claim or the Tax Liability giving rise to such payment.

7.4 Any amount recovered in accordance with paragraph 7.2 and not paid to the Tax Covenantors under paragraph 7.3 of this schedule 7 shall be carried forward and set off against any future payment due from the Tax Covenantors in respect of any Tax Claim.

7.5 Where the Buyer is liable to make any payment under this paragraph 7, the due date for the making of that payment shall be:

(a) ten Business Days following the receipt, reimbursement or recovery in question by the Buyer or the relevant Group Company; or

(b) in the case where the Buyer or the relevant Group Company obtains a Relief, the date on which Tax would have become due to the appropriate Tax Authority but for the use of such Relief; or

(c) in a case where an excess is carried forward and paid in accordance with paragraph 7.4, the date the Tax Covenantors payment in respect of any Tax Claim (against which the excess is set off) is made.

7.6 For the avoidance of doubt, this paragraph 7 shall not apply in respect of any amount recoverable in respect of a liability of the Tax Covenantors in respect of any Tax Claim to the extent that that amount is dealt with under paragraph 5.

8. Conduct of Assessments

8.1 If the Buyer or a Group Company becomes aware of any Assessment which might give rise to a Tax Claim, the Buyer shall (or shall procure that the relevant Group Company shall) as soon as reasonably practicable and in any event within fifteen Business Days of becoming so aware, give written details of the relevant matter to the Sellers' Agent (a “Tax Notice”), provided always that the giving of such Tax Notice shall not be a condition precedent to the Tax Covenantors’ liability in respect of a Tax Claim. Such Tax Notice shall set out the reasonable information in relation to the contractual and factual basis of the potential liability under this agreement, full details of the Assessment, the Buyer’s estimate of the amount of which is, or may be, the subject of a Tax Claim, the due date for payment to a Tax Authority and the time limits for any appeal, in each case, so far as the Buyer is reasonably able to specify.

8.2 If the Tax Covenantors (or any one of them) become(s) aware of any Assessment which might give rise to a Tax Claim, they shall notify the Buyer in writing as soon as is reasonably practicable and in any event within fifteen Business Days of becoming so aware. In such a case, the Buyer shall be deemed to have given the Sellers' Agent Tax Notice in accordance with paragraph 8.1 and such notification shall be treated as having been received by the Tax Covenantors (or any one of them) when they received the Tax Assessment.

8.3 The Buyer shall (and where relevant, shall procure that the relevant Group Company shall) take such action as the Tax Covenantors via the Sellers' Agent may reasonably

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request in writing to avoid, dispute, defend, resist, appeal or compromise any Assessment (a "Disputed Assessment") provided that:

(a) neither the Buyer nor any Group Company shall be required to delegate the conduct of that action to the Tax Covenantors or any professional agent or adviser of the Tax Covenantors;

(b) the Buyer shall not be obliged to take, or procure the taking of, any action reasonably requested by the Tax Covenantors via the Sellers' Agent under this paragraph 8.3 unless the Tax Covenantors have (to the Buyer's reasonable satisfaction) first indemnified the Buyer and/or any Group Company to their reasonable satisfaction against any liabilities, third-party costs, damages or third-party expenses which the Buyer and any Group Company suffer or reasonably incur as a result of taking such action (including any additional liability to Tax and the cost of any Tax counsel's opinions obtained pursuant to this paragraph 8.3); and

(c) where the Tax which is the subject of the Disputed Assessment is required to be paid or lodged with a Tax Authority before any appeal can be made or action taken, the Buyer shall not be obliged to procure that any Group Company takes any action until the Tax Covenantors have paid the amount of such Tax to the Buyer.

8.4 The Buyer shall not be required to take, or procure the taking, of any action reasonably requested in writing by the Tax Covenantors under paragraph 8.3 if:

(a) the Buyer has not received written instructions from the Tax Covenantors via the Sellers' Agent in accordance with paragraph 8.3 within 30 Business Days of receipt of the Tax Notice by the Tax Covenantors or, in any case where a time limit for the taking of any action, including responding to the Tax Authority or making an appeal against or contesting any Assessment, applies, any shorter period required in order to comply with the time limit specified in the Assessment and included within the Tax Notice;

(b) complying with any instruction, combination of instructions or request:

(i) is likely, in the reasonable opinion of the Buyer have a materially adverse effect on the future Tax affairs of Group Companies;

(ii) would involve:

(A) sending, transmitting, issuing or submitting any written correspondence or entering in any other communication relating to the Assessment which, in the Buyer’s reasonable opinion, is not true and accurate;

(B) the Buyer (or any member of the Buyer’s Group) engaging in fraudulent conduct, conduct involving dishonesty or the commission of, or participation in, any criminal offence; or

(C) contesting any Disputed Assessment before any court or other appellate body (excluding the authority or body which has made the Disputed Assessment) unless Tax counsel (of at least 10 years' experience), appointed by agreement between the Tax Covenantors and the Buyer, opines, in writing, that an appeal against the Tax Claim in question shall, on the balance of probabilities, be won.

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8.5 Subject to the provisions of paragraph 8.6, if the Tax Covenantors via the Sellers' Agent have requested that the Buyer takes, or procures that the relevant Group Company takes, such action as the Tax Covenantors shall reasonably request via the Sellers' Agent in writing in relation to a Disputed Assessment, the Buyer shall, or shall procure that:

(a) the Sellers' Agent is kept informed of the progress of all material matters known to it relating to the Disputed Assessment or negotiations thereof;

(b) the Sellers' Agent receives copies of, or extracts from, all material written correspondence to, or from, any Tax Authority in the Buyer's or a Group Company's possession or control in relation to such Disputed Assessment;

(c) the Sellers' Agent receives drafts of any materially relevant returns, claims, elections, surrenders, disclaimers, notices and consents in relation to such Disputed Assessment which are to be submitted by a Group Company ("Tax Assessment Documents"). If a time limit applies in relation to the submission of any such Tax Assessment Documents, the Buyer shall ensure to the extent reasonably practicable that the Sellers' Agent receives the Tax Assessment Documents no later than 15 Business Days before the expiry of the time limit; and

(d) any reasonable written comments of the Tax Covenantors received via the Sellers' Agent, in respect of any Tax Assessment Documents received at least five Business Days prior to the expiration of any time limit for submission for such Tax Assessment Documents, are reflected in relation to such matters.

8.6 If:

(a) allegations are made in writing by any Tax Authority of any fraudulent act or omission, or of any dishonest conduct on the part of the relevant Group Company before Completion or the Tax Covenantors at any time in relation to the Assessment in question;

(b) any Tax Covenantor becomes bankrupt or other steps are taken for the appointment of a trustee in bankruptcy or other similar appointment in relation to any of the Tax Covenantors;

(c) the Tax Covenantors do not via the Sellers' Agent request that the Buyer or the relevant Group Company takes any action under paragraph 8.3 within 15 Business Days following receipt of the Tax Notice by the Tax Covenantors; or

(d) the Tax Covenantors fail to indemnify the Buyer and/or the relevant Group Company (as appropriate) to their reasonable satisfaction within 15 Business Days following receipt of the Tax Notice by the Tax Covenantors, then the Buyer shall be free to take, or procure that the relevant Group Company take, such action and reach a settlement or compromise as the Buyer in its absolute discretion thinks fit.

8.7 The Buyer shall procure that the Tax Covenantors and their duly authorised agents are (on reasonable notice in writing to the Buyer) afforded such reasonable access to the books, accounts, personnel, correspondence and documentation of the Group Companies and at the relevant Tax Covenantor's cost and expense such other reasonable assistance as may be reasonably required to enable the Tax Covenantors to exercise their rights under this paragraph 8.

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8.8 Subject to the provision of paragraph 8.6 the Buyer shall not, and shall procure that no Group Company shall, make any admission to any Tax Authority in relation to any Disputed Assessment or compromise, dispose of or settle the Disputed Assessment without the written consent of the Tax Covenantors.

8.9 Neither the Buyer nor any Group Company shall be liable to the Tax Covenantors for non-compliance with any of the provisions of this paragraph 8 if the Buyer or the relevant Group Company has acted in good faith in accordance with the written instructions of the Tax Covenantors.

9. Tax Returns

9.1 Subject to and in accordance with the provisions of this paragraph 9, the Buyer or its duly authorised agents shall, at the relevant Group Company’s cost:

(a) prepare, submit and deal with (or procure the preparation and submission of and dealing with) all computations and returns relating to Tax;

(b) prepare, submit and deal with (or procure the preparation and submission of and dealing with) all claims, elections, surrenders, disclaimers, statements, notices and consents for Tax purposes; and

(c) deal with all other matters which relate to Tax including, without limitation, any correspondence, enquiry, dispute, audit, negotiation or settlement involving any Tax Authority,

(all documents referred to in paragraphs 9.1(a), 9.1(b) and 9.1(c) being “Tax Documents”) in respect of:

(a) the Pre-Completion Tax Periods of each Group Company or, where Tax is not imposed by reference to a Tax Period, the Tax Documents in respect of all acts of each Group Company occurring or deemed to have occurred on or before Completion to the extent not prepared or submitted prior to Completion (such Tax Documents being the “Pre-Completion Tax Documents”); and

(b) the Straddle Period of each Group Company (such Tax Documents being the “Straddle Period Tax Documents”).

9.2 The Buyer shall procure that, in respect of the Pre-Completion Tax Periods and the Straddle Period:

(a) the Sellers' Agent receives copies of, or extracts from, all material written correspondence to, or from, any Tax Authority in respect of the Pre-Completion Tax Documents and the Straddle Period Tax Documents (in respect of the latter to the extent the correspondence relates to the Sellers' period of ownership) until such returns are agreed with a Tax Authority within five Business Days of receipt by a Group Company of such correspondence;

(b) the Sellers' Agent receives drafts of any Pre-Completion Tax Documents and Straddle Period Tax Documents which are to be submitted. If a time limit applies in relation to the submission of any Pre-Completion Tax Document or Straddle Period Tax Document, the Buyer shall ensure that the Sellers' Agent receives the draft of such Tax Document no later than 15 Business Days before the expiry of the time limit; and

(c) the Sellers' Agent is reasonably consulted in relation to the matters referred to in paragraph 9.2(a) above and any reasonable written comments of the Sellers' Agent are:

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(i) if in respect of a Pre-Completion Tax Document, incorporated; and

(ii) if in respect of a Straddle Period Tax Document, incorporated (if and to the extent that the liability to Tax, liability under this Tax Covenant or the Tax Warranties, or right to payment, set-off or credit under this schedule 7, in each case of the Tax Covenantors may be affected) or are taken into account in good faith (in all other cases), provided in each case that the Sellers' Agent’s comments are received no later than ten Business Days after the draft Pre-Completion Tax Document or Straddle Period Tax Document (as applicable) has been received by the Tax Covenantors pursuant to paragraph 9.2(b) .

9.3 The Buyer agrees to devote reasonable resources to dealing with the Tax affairs of the Group Companies in relation to the Pre-Completion Tax Period and the Straddle Period, and shall use reasonable endeavours to ensure that they are finalised as soon as reasonably practicable.

9.4 The Tax Covenantors shall provide to the Buyer such reasonable assistance as may be reasonably required to prepare the Pre-Completion Tax Documents and the Straddle Period Tax Documents and agree the same with the relevant Tax Authority.

9.5 The Buyer shall prepare all Pre-Completion Tax Documents and Straddle Period Tax Documents in a manner that is consistent with the previous practice and policy of the relevant Group Company with respect to the preparation of Tax Documents, as carried out prior to Completion other than to the extent required by a change in law or generally accepted accounting practice.

10. Reasonable Assistance and Access

The Buyer shall procure that the Tax Covenantors and their duly authorised agents are (on reasonable notice in writing to the Buyer) afforded such reasonable access to the books, accounts, personnel, correspondence and documentation of the Group Companies and such other reasonable assistance as may be reasonably required to enable the Tax Covenantors to comply with their own Tax obligations or facilitate the management or settlement of their own Tax affairs.

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

THE BUYER

EXECUTED by ) REZOLVE AI PLC ) acting by a director ) in the presence of: )	/s/ Daniel Wagner Director

/s/ Marcel Reichart

Witness signature

Name: Marcel Reichart

Address: [* * *]

Occupation: CCDO

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

THE RCC GUARANTOR

Executed as a DEED by PETER WEST	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

THE SELLERS

Signed as a deed by EXPERIAN FINANCE PLC acting by:
/s/ Charlotte Gillan Director
/s/ Inacio Lopes da Silva Junior Director
in the presence of:

Name:
Occupation:
Address:

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a deed by ARGUS INFORMATION AND ADVISORY SERVICES UK LTD

/s/ Jason Laky
Director

Director

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for EKG HOLDINGS 3 LIMITED	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for GAVIN DEIN	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for REGULUS CAPITAL CONSULTING LIMITED	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for NICHOLAS HYNES	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for SALLY HYNES	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for WHEDDON LIMITED	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for ANDREW MYERS	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for LARA AKKA	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for LYNDSEY BRAND	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for REWARD FIRST SHARE INCENTIVE TRUST	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for LORISA TRUST	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for DYLAN SCOTT	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for JOE SIMPSON	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for TRACY GONCALVES	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for ROBERT HUTCHINSON	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for JAMIE SAMAHA	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for YEKATERINA GUSIN	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for JAMES HOUSE	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for SARANTOS SPREKOS	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for KATE SHERRATT	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for TONY PHIPPS	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for EDWARD ALLISON	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for PRAKASH KELSHIKER	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for KIMBERLEY SMYTH	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for LORRAINE PETIT DE MANGE	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for MUSTAFA MUSTAFA	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for MIKE GLEGG	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for ANDREW ROSBOTTOM	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for BHAVESH HIRANI	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for TANYA DE SOUSA-GRIMALDI	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for BERNIE MYERS	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for COLIN SMITH	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for BEN WINTER	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for ANDY RICHARDSON	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for GAURAV GAUR	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for VALENTINA LUPI	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for NINA BOEVA	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for SHANE ALMEIDA	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for CATHERINE TRICKLEBANK	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for MARK MURRAY	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for CHRISTOPHER MORRIS	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for RORY FRANCIS	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for IAN DONNELL	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for HOLLIE CAMM	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for HALL NELSON	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for ALEKSANDRINA GARDNER	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for MASSIMO AMIGONI	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for RYAN DICKSON	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for CONAL MCBRIEN	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for SEAN MCDAID	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for THOMAS HAIG	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for AARON HOLLAND	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for CHRISTOPHER NICHOLLS	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for TOMAS O’NEILL	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for PETER CARSON	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for LLOYD GREEN	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for LUKE DARBYSHIRE	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for JENNY HURLEY	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for CHRIS POWELL	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for YAGO ALVARADO	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for NEIL HUGHES	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for TOM PEACE	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for DAN RANGE	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for NIRUPAM BISWAS	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for STEPHANIE EILERTS DE HAAN	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for LIAM CHANDLER	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for SURAJ CHAHAL	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for FIONA GANDHI	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for CAMILLA GOLDSPINK	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for SARAH HALL	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for CLAIRE LAFLEUR	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for EMILY WEINER	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for MARZENA WROBEL	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for SHAPNA MAJID	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for AMANDA SERMAN	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for BEN PUCKERING	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for BEYERS GELDENHUYS	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for ADEROLA OLABODE	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for NICK SCARBOROUGH	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for STUART BARNLEY	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for DAN TRUSCOTT	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for LARRY JOHNSON	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for JAMIE CHALLIS	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for KIRRAN GILL	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for SHARON MERCURI	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for DOROTA WYMSLOWSKA	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for CHRISTINE TARVES	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for PHIL LOVELL	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for JADE MCKENZIE	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for DAVID CAULDWELL	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for MIGLE CORRAGIO	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for DANA FOLENTA	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for ZOE KELLY	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for BEVERLEY PRICE	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for NICK LEYLAND	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for VICKY BENNETT	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for ANDY LYNES	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for AKOS BUKNICZ	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for RICHARD MCDERMOTT	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for SHARON GATER	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for ADAM SCOTT	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for ROBIN ALLPORT	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for MATTHEW ANDREWS	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for ANGELA BOULTON	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for PAUL CORBETT	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for MICHAEL STERLING	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for DIROSH KOMALRAM	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for CARMEN WEAIRE GIL GARCIA	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for MARK NOTLEY	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for GABOR GAGYOR	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for AJITH ASOKAN	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for SHAUN HIDE	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for LAURA TAYLOR	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for CLAIRE MCFARLAND	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for STEPHEN GARDNER	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for THOMAS LEWIS	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for MATTHEW O’CONNELL	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for CHARLOTTE STREET	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for TASFIA UDDIN	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for DAVID JAMISON	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for EMMA YOUNG	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for BIMA PADILLA	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for AISLING DELANEY	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for KAYLEIGH PERKINS	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for JASON SHIPP	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for MICHAEL HEAD	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for SAM WEBER	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for KIRSTY MEREDITH	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for BRYN STRINGER	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for VERNON CHOONG	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for CLAUDIA ENE	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for EWELINA KRAWCZYK-PIETRZKIEWICZ	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for MATTHEW SALOMON	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for MICHAL MAREK	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for COLLEEN CONNOLLY	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for SHOBBIR AHMED	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for AMIRA ZERROUKI	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for KAELIE BLACK	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for EWAN GLOBER	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for ELLEN MCDOWELL	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for ANA MARIA BARDAJI TORRES	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for PAUL JONES	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for KATHRYN CURTIS	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for KILLIAN O’RAWE	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for MELANIE COPPIN	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for CATHERINE PAVONE	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for DARROCH EDWARD BAGSHAW	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for JOSHUA SULLIVAN	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for DARREN WRIGHT	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for MEESANAANI MURANGI	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for ANNA JAYCOCKS	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for STEVE PARRY	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for MICHAEL LEONARD	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for ALWYN CRAIG	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for MATT ROLFE	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for JAY SHAH	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for ROBERT EDWARD JOSEPH THURSFIELD	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for THOMAS GERALD WILLIAMSON	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for WILLIAM ALLEN	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for LEWIS YOUNG	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for THEA POTGIETER	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for TAZMIN-JADE HANSEN	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for SEAN RAFFERTY	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for CLIVE LOVERING	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for STEPHEN FRAZER	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for SHANIECE NESBITT	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for RYAN MULLIGAN	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for MARTIN MCANALLEN	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for STEVEN MCDOWELL	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for STEPHEN HOOD	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for LOUISE SIMPSON	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for DEAN MCNEILL	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for CHRIS HAMMOND	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for ALICE FORD	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for MARY SZUMYLO	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for CLAIR FIDDY	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for RORY MAGEE	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for JOHN MCKAY	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for MARK ANDREW BENTLEY	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for WILLIAM JOHN HALL	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for ANTHONY CAMPBELL	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for RENATA DE NIGRIS	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for SHAROUK JIWA	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for ASHLEY TROMP	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for HELENE ROBINSON	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for SALLY ANN BROWN	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for NEIL DAVID CREAK	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for SAMANTHA REID	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for AMBER MORRISON	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for AARON MCMULLAN	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for ADAM KELLY-PATTERSON	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for ADAM MCCALLION	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for ADAM PATTERSON	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for AIMEE COWIE	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for ALEX KNOCKER	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for ALLEN ALFONSO	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for ANDY KYLE	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for ANDY WILLIAMSON	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for ANSHUMAN SHINDE	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for BRADLEY DYMOND	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for BRANDON WASS	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for BRIAN CLARKE	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for CAOLAN MCKEOWN	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for CARA CHAN	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for CARLA MELI	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for CHARLOTTE ABRAHAMS	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for CHARLOTTE DULDULAO	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for CHELSEA MCMULLAN	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for CHLOE SCOTT	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for CLARE CASEY	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for COLIN CREIGHTON	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for CONOR DEVLIN	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for CONOR DONNELLY	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for DANIEL DALE	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for DARREN CORCORAN	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for DAVID LEAVY	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for DEAN CROSSETT	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for DERMOT MCGUCKIN	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for EAMMON MORGAN	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for EIMHEAR CAREY	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for ELLA MULLAN	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for EMILY BROWN	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for ERIN MCGILLOWAY	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for FIONA REDMOND	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for FRANCIS DONALD	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for GARY WATSON	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for GAVIN SINNERTON	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for HALA AL HAJJAJ	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for HENNA MISTRY	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for HUGH KENYON	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for IRFAN BAHADUR	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for ISMAT UR-REHMAN	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for JACKIE DE PANIZZA	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for JAMES FULLERTON	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for JARLATH MERVYN	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for JASON MULHOLLAND	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for JASON WILLIS	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for JESSICA GIBSON	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for JOANNE KACHHIA	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for JOHN DOHERTY	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for JOHN HETHERINGTON	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for JUSTYNA JOHN	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for KATHRYN O’CONNELL	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for KATIE O’CONNOR	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for KATRINA BUCHANAN	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for KHALID EL GHZAOUI	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for KIRAM RAHIM	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for KYLE MCSHANE	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for LAURA DOUGLAS	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for LAUREN SOWERBY	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for LEAH WARREN	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for LIAM TONER	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for MAEVE DEVLIN	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for MARK MAGENNIS	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for MARTIN JOHNSTON	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for MARTIN MCGINN	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for MATTHEW CLOSE	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for MATTHEW OLIVER	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for MIA FOX	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for MICHAEL COUSINS	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for MICHAEL MCKEOWN	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for NIAMH MASTERTON	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for NIDHI GUPTA	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for NORMAN BLACK	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for OLIVIA BIRBECK	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for PADRAIG LAVERY	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for PATRICK SHANNON	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for PETER MCCARTNEY	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for PHILLIP BELL	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for RACHEL FERRES	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for RACHEL MCCONNELL	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for RICHARD COLLINS	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for ROSS BRATTON	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for SANDESH GURUNG	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for SCOTT MORRISON	) ) /s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for SHAHD KHAWAJA	/s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for STEVEN MURRAY	/s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for SULTAN ELKHEREIJI	/s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for SWAPNA KUMAR	/s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for VITALII VODOLAGA	/s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for WILLIAM GLYN DOHERTY	/s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for WOJCIECH GESLAK	/s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for YANINA MORRIS	/s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for ZACK HUNTER	/s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for ZOE LATIMER	/s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for FRANKIE GIBSON	/s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for COREY JORDAN HUNT	/s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for THOMAS EDMUND FREEMAN	/s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for JORDAN JOHN JARRETT	/s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for JEGADHEESHWARI AYYAPPAN	/s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for JACK QUINN	/s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for MARIA CASAS AGUIRRE	/s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for PATRICK ANDERSON	/s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for NICOLA JANE WARREN	/s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for JAMES ALBERT STALEY	/s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for JACK ISAAC HILL	/s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for JACK PETER ATTFIELD	/s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for AARON DANIEL O’CONNOR	/s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for AISHWARYA SETHUMADHAVAN	/s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for VISHNUPRIYA KARAKUNNEL PRASAD	/s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for MATTHEW JOHN ABLARD	/s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for DANIEL MARTIN WYLES	/s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for TIM PETER BALCOMBE	/s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for MICA NELSON	/s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for JOSH MORAN	/s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44

Executed as a DEED by PETER WEST as attorney for YEHANI ALLANG	/s/ Peter West
in the presence of:
Witness’ signature /s/ Theo Kochberg
Witness’ name Theo Kochberg
Witness’ address 56 Corrance Road, SW2 5RH, London United Kingdom
Witness’ occupation Trainee Solicitor

DOCPROPERTY DocID \* MERGEFORMAT UKMATTERS:85265240.44